As filed with the Securities and Exchange Commission on April 2, 2009
                                                    1933 Act File No: 333-109762
                                                     1940 Act File No: 811-10463

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                                    [  ]

Post-Effective Amendment No. 12                                [X ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18                                               [X ]

                        (Check appropriate box or boxes.)

                            JNLNY Separate Account IV
                           (Exact Name of Registrant)

               Jackson National Life Insurance Company of New York
                               (Name of Depositor)

                2900 Westchester Avenue, Purchase, New York 10577
              (Address of Depositor's Principal Executive Offices)

                                 (888) 367-5651
              Depositor's Telephone Number, including Area Code:

                              Thomas J. Meyer, Esq.
              Senior Vice President, Secretary and General Counsel
                     Jackson National Life Insurance Company
                                 1 Corporate Way
                                Lansing, MI 48951
                     (Name and Address of Agent for Service)

                                With a Copy to:
                            Anthony L. Dowling, Esq.
                    Jackson National Life Insurance Company
                                1 Corporate Way
                               Lansing, MI 48951


It is proposed that this filing will become effective (check appropriate box):


___  immediately upon filing pursuant to paragraph (b).
_X_  on April 6, 2009 pursuant to paragraph (b).
___  60 days after filing pursuant to paragraph (a)(1).
___  on (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             PERSPECTIVE INVESTOR(R)


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
             JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)
                             IN CONNECTION WITH ITS
                            JNLNY SEPARATE ACCOUNT IV
                             2900 Westchester Avenue
                                    Suite 305
                            Purchase, New York 10577

                         JACKSON OF NYSM SERVICE CENTER
                                 P.O. BOX 30900
                             LANSING, MI 48909-8400
                                 1-800-599-5651

                       JACKSON OF NYSM IMG SERVICE CENTER
                                 P.O. BOX 30901
                          LANSING, MICHIGAN 48909-8401
                                 1-888-464-7779

Jackson National Life Insurance Company of New York (the "Company" or "Jackson of NYSM") is offering the flexible premium variable life insurance policies described in this prospectus. The policies provide insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference.


The policies currently offer 47 allocation options, including 46 variable investment options, each of which is an Investment Division of JNLNY Separate Account IV and our Fixed Account. Each Investment Division invests exclusively in shares of one of the portfolios of JNL(R) Series Trust or JNL Variable Fund LLC.


We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policies do not have a guaranteed minimum Policy Value. The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the portfolios underlying the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL Series Trust and the JNL Variable Fund LLC and its portfolios. The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

FLEXIBLE  PREMIUM  VARIABLE LIFE INSURANCE  POLICIES  INVOLVE  RISKS,  INCLUDING
POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT DEPOSITS OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR TO PURCHASE ADDITIONAL VARIABLE LIFE INSURANCE IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. JACKSON OF NY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Jackson intends to rely on newly adopted SEC Rule 12h-7 to the extent it may be determined to be applicable to variable insurance products.

--------------------------------------------------------------------------------

     Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit o Not insured by any federal agency
--------------------------------------------------------------------------------



                  THE DATE OF THIS PROSPECTUS IS APRIL 6, 2009.

                                TABLE OF CONTENTS

SUMMARY......................................................................................................................    3
   Description of the Policy and Policy Benefits.............................................................................    3
   Risks of the Policy.......................................................................................................    5
   The Portfolios and Associated Risks.......................................................................................    7

FEE TABLE....................................................................................................................    8
   Transaction Fees..........................................................................................................    8
   Periodic Charges..........................................................................................................    9
   Optional Rider/Benefit Charges............................................................................................    10
   Charges Assessed Against the Portfolios...................................................................................    11
   Individual Portfolio Company Annual Expenses..............................................................................    12

PURCHASING A POLICY AND ALLOCATING PREMIUM...................................................................................    15
   Applying for a Policy.....................................................................................................    15
   Premiums..................................................................................................................    15
   Planned Premium...........................................................................................................    16
   Premium Limits............................................................................................................    16
   Guaranteed Minimum Death Benefit..........................................................................................    17
   Modified Endowment Contracts..............................................................................................    17
   Allocation of Premium.....................................................................................................    17
   Policy Value..............................................................................................................    18
   Accumulation Unit Value...................................................................................................    18
   Transfer of Policy Value..................................................................................................    18
   Restrictions on Transfers.................................................................................................    19
   Transfers Authorized by Telephone or the Internet.........................................................................    19
   Dollar Cost Averaging.....................................................................................................    20
   Rebalancing...............................................................................................................    20

THE SEPARATE ACCOUNT.........................................................................................................    21
   The Portfolios............................................................................................................    21
   Voting Privileges.........................................................................................................    27
   Additions, Deletions, and Substitutions of Securities.....................................................................    27

THE FIXED ACCOUNT............................................................................................................    27

POLICY BENEFITS AND RIGHTS...................................................................................................    28
   Death Benefit.............................................................................................................    28
   Death Benefit Options.....................................................................................................    28
   Changes in Death Benefit Option...........................................................................................    29
   Changes in Specified Death Benefit........................................................................................    29
   Optional Insurance Benefits...............................................................................................    30
   Policy Loans..............................................................................................................    32
   Surrenders................................................................................................................    33
   Partial Surrenders........................................................................................................    33
   Status of Policy at Attained Age 100......................................................................................    34
   Termination and Grace Period..............................................................................................    35
   Reinstatement.............................................................................................................    35
   Right to Examine the Policy...............................................................................................    35
   Postponement of Payment...................................................................................................    36

CHARGES AND DEDUCTIONS.......................................................................................................    36
   Premium Charges...........................................................................................................    36
   Mortality and Expense Risk Charge.........................................................................................    36
   Monthly Deduction.........................................................................................................    36
   Cost of Insurance Charge..................................................................................................    37
   Monthly Policy Fee........................................................................................................    37
   Monthly Administrative Charge.............................................................................................    38
   Surrender Charge..........................................................................................................    38
   Transfer Charge...........................................................................................................    39
   Illustration Charge.......................................................................................................    39
   Re-Underwriting Charge....................................................................................................    39
   Rider Charges.............................................................................................................    39
   Additional Policy Charges.................................................................................................    39
   Portfolio Expenses........................................................................................................    39

GENERAL POLICY PROVISIONS....................................................................................................    39
   Statements to Owners......................................................................................................    39
   Limit on Right to Contest.................................................................................................    40
   Suicide...................................................................................................................    40
   Misstatement as to Age and Sex............................................................................................    40
   Beneficiary...............................................................................................................    40
   Assignment................................................................................................................    40
   Creditors' Claims.........................................................................................................    40
   Dividends.................................................................................................................    40
   Notice and Elections......................................................................................................    40
   Modification..............................................................................................................    40
   Reduced Paid-Up Insurance.................................................................................................    41
   Exchange to a General Account Product.....................................................................................    41

FEDERAL TAX CONSIDERATIONS...................................................................................................    41
   Taxation of Jackson of NY and the Separate Account                                                                            41
   Jackson of NY Taxation                                                                                                        41
   Tax Status of the Policy                                                                                                      42
   Diversification Requirements                                                                                                  42
   Owner Control                                                                                                                 42
   Tax Treatment of Life Insurance Death Benefit Proceeds                                                                        42
   Tax Deferral During Accumulation Period                                                                                       43
   Distributions                                                                                                                 43
   Policies Which are MECs                                                                                                       43
   Policies Which are not MECs                                                                                                   43
   Treatment Beyond Attained Age 94                                                                                              44
   Actions to Ensure Compliance with the Tax Law                                                                                 44
   Federal Income Tax Withholding                                                                                                44
   Tax Advice                                                                                                                    44

DESCRIPTION OF JACKSON OF NY AND THE SEPARATE ACCOUNT........................................................................    44
   Jackson National Life Insurance Company of New York.......................................................................    44
   The Separate Account......................................................................................................    44
   Safekeeping of the Separate Account's Assets..............................................................................    45
   State Regulation of Jackson of NY.........................................................................................    45

DISTRIBUTION OF POLICIES.....................................................................................................    45

LEGAL PROCEEDINGS............................................................................................................    47

FINANCIAL STATEMENTS.........................................................................................................    47

PRIVACY POLICY...............................................................................................................    47

GLOSSARY OF TERMS............................................................................................................    49

APPENDIX A...................................................................................................................    52

APPENDIX B...................................................................................................................    54

APPENDIX C...................................................................................................................    58

WHERE YOU CAN FIND MORE INFORMATION..........................................................................................    59


CAPITALIZED TERMS USED IN THIS PROSPECTUS ARE DEFINED WHERE FIRST USED OR IN THE GLOSSARY OF TERMS BEGINNING ON PAGE 49 OF THIS PROSPECTUS.

                                     SUMMARY

                  DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY*

Your policy is designed to be flexible to meet your specific life insurance needs. Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits. Your policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. Your policy is a "variable" policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums. The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2.   WHAT ARE THE PREMIUMS FOR THIS POLICY*

You have considerable flexibility as to the timing and amount of your premiums. You must pay an initial premium to place the policy in force. Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions. However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. The minimum initial premium generally is equal to 3 times the monthly Minimum Premium specified in your policy. The monthly Minimum Premium is based on your policy's Specified Death Benefit and the Insured's age, sex and underwriting risk classification. See "Purchasing a Policy and Allocating Premium" on page 15 for further details concerning the Minimum Premium.

Premiums may be paid at any time. You may pay any level of premium, subject to certain limits. However, during the first three years, paying the monthly Minimum Premium may help keep your policy in force. See "Can my Policy Lapse*" on page 5. In addition, to take advantage of the Guaranteed Minimum Death Benefit feature, you must pay at least the cumulative Required Monthly Premium Amount due. This premium amount is shown on the policy data page when the rider is elected. It varies by age, sex and underwriting risk class. We may require evidence of insurability.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us. In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the "Code"), unless you also request an increase in the Specified Death Benefit that we approve. We also will not accept any premium that would cause your policy to be deemed a "modified endowment contract" under the Code, without your written consent or acknowledgement.

3.   WHAT IS THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE*

Under this option, we agree to keep the policy (excluding any other riders) in force for the life of the Insured, regardless of the investment performance of the Investment Divisions, as long as your total premiums paid less Debt is greater than or equal to the cumulative Required Monthly Premium Amount. However, this rider will terminate if you take a partial surrender. You may select this optional rider when you apply for a policy. This rider is available only with Death Benefit Option A. For more information about this benefit, see "Guaranteed Minimum Death Benefit" on page 17.

4.   HOW IS MY POLICY VALUE DETERMINED*

Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account. Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed. We have summarized the charges imposed under the policy in "Fee Table" and described them in more detail in "Charges and Deductions" on page 36. We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account. For more information about your Policy Value, see "Policy Value" on page 18.

5.   WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY*


The policy currently offers 46 investment options, each of which is an Investment Division. Each Investment Division invests in a single portfolio of a mutual fund. See "The Portfolios" on page 21 for a listing of the available Investment Divisions. We also offer a Fixed Account option. See "The Fixed Account" on page 27 for more information. You may transfer amounts among your investment choices, subject to certain restrictions. See "Risks of the Policy" on page 5 and "Transfer of Policy Value" on page 18.


6.   HOW ARE MY PREMIUMS ALLOCATED*

Before your premiums are allocated to the Policy Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively "Premium Charges"). For more detail, see the Fee Table on page 8 and "Charges and Deductions" on page 36. The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you specify in your application how to allocate your Net Premiums. You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. See "Right to Examine the Policy" on page 35 for more information about the Right to Examine Period. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center. However, we reserve the right to delay the allocation of any Net Premium that requires underwriting. We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us. See "Allocation of Premium" on page 17 for more information about how your premiums are allocated.

7. MAY I TRANSFER POLICY VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT*

You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions. To make a transfer, you may write to us or call us at the phone number shown on the front page. Only one transfer from the Fixed Account during any Policy Year is permitted, and the amount you may transfer is limited.

In addition, you may use our automatic dollar cost averaging and rebalancing programs. For additional information, please see "Dollar Cost Averaging" and "Rebalancing" on page 20.

Each transfer in excess of 15 in a Policy Year will incur a charge of $25. Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs will not incur a $25 charge or count toward the 15 transfers per Policy Year.

8.   WHAT ARE THE DEATH BENEFIT OPTIONS*

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured. The policy provides for three Death Benefit options. Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit (or Target Death Benefit if the Optional Additional Death Benefit Coverage is elected) and the Minimum Death Benefit. Under Option B, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the Policy Value, and the Minimum Death Benefit. Under Option C, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.

You must choose one of the Death Benefit options when you apply for a policy. You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions. We reserve the right to limit or refuse changes to the Death Benefit options. For additional information, please see "Death Benefit Options" on page 28.

9.   HOW IS THE DEATH BENEFIT PAID*

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary. The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges). We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death. We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Until due proof of death is received, any amount in the Separate Account will be subject to investment risk. For additional information, please see "Death Benefit" on page 28.

10.  CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED DEATH BENEFIT*

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit. You may request an increase after the first Policy Year and/or a decrease after the third Policy Year by writing to us. You are permitted only one change per Policy Year. Your requested increase or decrease must be at least $10,000. If you request an increase, you must provide evidence of insurability satisfactory to us. An increase in the Specified Death Benefit increases the charges deducted from your Policy Value and the surrender charge. You may not decrease the Specified Death Benefit of your policy below the minimum Specified Death Benefit shown in your policy. The minimum is $100,000 for all policies. We reserve the right to limit or refuse changes in the Specified Death Benefit. Some examples of the bases on which a requested change could be refused are: (i) the results of underwriting on a request for an increase indicate that the insured is no longer insurable, (ii) the change would cause the policy to violate Section 7702 of the Code, (iii) the policy owner is currently on claim for the Waiver of Monthly Deductions rider, (iv) a decrease would reduce the Specified Death Benefit below the $100,000 minimum, or (v) increases are not contractually allowed in the first year and decreases are not contractually allowed in the first 3 years. For more detail, see "Changes in Specified Death Benefit" on page 29. In addition, modifying your policy's Specified Death Benefit might have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 41.

11.  DO I HAVE ACCESS TO THE VALUE OF MY POLICY*

Yes. You may surrender your policy at any time for the Cash Surrender Value. If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.

We currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year. The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee of $25 and any applicable surrender charge and taxes. The total partial surrender amount must be at least $500. Other restrictions may apply. For more information, see "What are the Limitations on Partial Surrender*" on page 6 and "Partial Surrenders" on page 33. A full or partial surrender may have tax consequences. For more information, see "Federal Tax Considerations" beginning on page 41.

12.  MAY I TAKE OUT A POLICY LOAN*

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Day 1 Loans are also available. For more information, see "Policy Loans" on page 32. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Modified Endowment Contracts" on page 17.

13.  CAN I CANCEL MY POLICY*

You may cancel your policy by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans. For more information, see "Right to Examine the Policy," on page 35.

                               RISKS OF THE POLICY

1.   IS MY POLICY VALUE GUARANTEED*

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature. The value of your policy fluctuates with the performance of the allocation options you choose. Your allocation options may not perform to your expectations. Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy. For more detail, please see "The Portfolios and Associated Risks" on page 7 and "The Separate Account" on page 21. In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS*

The policy is designed for long-term financial planning. Although the surrender charge decreases over time, while it is in effect it may be a substantial portion of or even exceed your Policy's Value. Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   CAN MY POLICY LAPSE*

Your policy could lapse and terminate without value if your policy's Cash Surrender Value becomes too low to support the policy's monthly charges, unless:
(a) during the first three Policy Years, you have paid the cumulative Minimum Premiums and your policy's Net Policy Value is greater than zero; or (b) the Guaranteed Minimum Death Benefit feature is in effect. If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating. We will notify you in writing. See "Termination and Grace Period" on page 35. If you have any outstanding Debt when your policy lapses, you may have taxable income as a result. See "Federal Tax Considerations" on page 41. Poor investment performance may cause your policy to lapse. Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing your policy's Cash Surrender Value.

4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY*

Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the policy in part for such purposes may involve certain risks. For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy. Partial surrenders and policy loans may significantly affect current and future Policy Values, Cash Surrender Values or Death Benefit Proceeds. The policy is designed to provide benefits on a long-term basis. Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. In addition, using a policy for a specialized purpose may have tax consequences. See "Federal Tax Considerations" on page 41.

5.   WHAT ARE THE LIMITATIONS ON PARTIAL SURRENDER*

You may not take a partial surrender in the first Policy Year. After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year. We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year. The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable surrender charge or taxes. The surrender charge on a partial surrender is approximately proportional to the resulting decrease in the Policy Value. A partial surrender will reduce your Cash Surrender Value and may reduce your Specified Death Benefit. A partial surrender also will terminate the Guaranteed Minimum Death Benefit feature, if you have chosen that optional rider. We will not permit a partial surrender that would reduce the Cash Surrender Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. If your partial surrender request would reduce your Cash Surrender Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage. Please note that partial surrenders reduce your policy's Death Benefit. See "Partial Surrenders" on page 33. In addition, partial surrenders may have tax consequences. See "Federal Tax Considerations" on page 41.

6.   WHAT ARE THE LIMITATIONS ON TRANSFER*

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs. We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. We reserve the right to further limit transfers in any Policy Year, or to refuse any transfer request for an Owner or certain Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Owners or have a detrimental effect on Accumulation Unit Values or the share price of any portfolio. See "Transfer of Policy Value" on page 18.

7.   WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY*

You may surrender your policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in
"Surrender Charge" on page 38. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. We also deduct any outstanding Debt. In addition, the surrender of your policy may have tax consequences. See "Federal Tax Considerations" on page 41.

8.   WHAT ARE THE RISKS OF TAKING A POLICY LOAN*

Taking a loan from your policy may increase the risk that your policy will lapse. The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds. In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences. See "Policies Which are MECs" on page 43.

9.   WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY*

Your policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a "modified endowment contract." Depending on the amount and timing of your premiums, your policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Partial surrenders and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of premium. The income portion of the distribution is includable in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code. For more information on the tax treatment of the policy, see "Federal Tax Considerations" on page 41.

                       THE PORTFOLIOS AND ASSOCIATED RISKS

1.   WHAT IS A PORTFOLIO*

Each of the Investment Divisions invests in shares of one of the portfolios. Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios. Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other. The portfolios in which the Investment Divisions currently invest are set forth in this prospectus. Some of the Investment Divisions described in this prospectus may not be available under your policy. For more information about the portfolios, please see "The Portfolios" on page 21.

2.   WHAT ARE THE RISKS OF THE PORTFOLIOS*

We do not promise that the portfolios will meet their investment objectives. Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus. For additional information, please see "The Portfolios" on page 21.

3.   HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS*

You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before allocating amounts to the Investment Divisions. If you do not have a prospectus for a portfolio, please contact us at our Service Center at the number listed on the first page of this prospectus and we will send you a copy.

                                    FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

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                                TRANSACTION FEES

CHARGE                                           WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED (1)
------                                           -----------------------                      -------------------
------------------------------------------------ -------------------------------------------- --------------------------------------
------------------------------------------------ -------------------------------------------- --------------------------------------

Sales Charge                                     When premium is allocated                    6% of each premium in all years (2)

Premium Tax Charge                               When premium is allocated                    Maximum: N/A (3)
                                                                                              Current: 2% of each premium

Federal (DAC) Tax Charge                         When premium is allocated                    1.5% of each premium

Surrender Charge (per $1,000 of Specified        When you surrender your policy or take
Death Benefit)(4)                                a partial surrender, during the first nine
                                                 Policy Years or nine years after an
                                                 increase in the Specified Death Benefit
Minimum and Maximum Initial Surrender Charge                                                  Minimum: $ 2.49 per $1,000
                                                                                              Maximum: $50.00 per $1,000 (5)

    Initial Surrender Charge for a 45-year-old                                                $15.88 per $1,000
    Male Preferred Nonsmoker

Transfer Charge                                  Each transfer in excess of 15 in any         $25 per transfer
                                                 Policy Year

Illustration Charge (6)                          Each in-force illustration in excess of      $25 per illustration
                                                 one in any Policy Year

Re-Underwriting Fee (7)                          If a transaction under your policy           $25
                                                 requires underwriting approval after the
                                                 Commencement Date

Partial Surrender Fee                            When you make a partial surrender            $25 per partial surrender

Expedited Delivery Charge (8)                    When you request expedited delivery of       Current:  $15 for wire transfers
                                                 surrender, partial surrender or loan                        $10 for overnight
                                                 proceeds                                     delivery
                                                                                                             $22.50 for Saturday
                                                                                              delivery



(1) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 36 for more information about these charges and our current charges.

(2) This is the maximum guaranteed Sales Charge. For information regarding our current charges, see "Premium Charges" on page 36.

(3) The current charge is based on the state premium tax in New York. We reserve the right to increase or decrease this charge due to any change in state or local tax law or premium taxes we expect to pay. See "State and Local Premium Tax Charge" on page 36.

(4) This charge applies to all surrenders and partial surrenders. The initial amount of the surrender charge generally equals the Specified Death Benefit of your policy multiplied by the applicable rate per thousand dollars of Specified Death Benefit divided by 1000. The applicable rate depends on the Insured's age, sex and underwriting risk classification. The surrender charge declines over a nine-year period, in accordance with a table shown in your policy. For example, the table below shows the nine-year surrender charge schedule for a 45-year-old Male Preferred Nonsmoker.

    POLICY YEAR        SURRENDER CHARGE PER $1,000
         1                        $15.88
         2                        $14.12
         3                        $12.35
         4                        $10.59
         5                        $ 8.82
         6                        $ 7.06
         7                        $ 5.29
         8                        $ 3.53
         9                        $ 1.76
        10+                        $ 0

     An additional surrender charge usually applies if you increase your Specified Death Benefit. The surrender charge on partial surrenders generally is proportionate to the reduction in Policy Value resulting from partial surrender. For more information, see "Surrender Charge" on page 38 below.

     The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus, or contact your sales representative.

(5) This is the maximum guaranteed Initial Surrender Charge. For information regarding our current charges see "Surrender Charge" on page 38.

(6) This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

(7) For example, you will be subject to this charge if you request an increase in the Specified Death Benefit, which would require you to provide us with satisfactory evidence of insurability. See "Changes in Specified Death Benefit" on page 29.

(8) This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

     THE SECOND TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES.

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                                PERIODIC CHARGES

CHARGE                                               WHEN CHARGE IS DEDUCTED     AMOUNT DEDUCTED (9)
------                                               -----------------------     ----------------
-------------------------------------------------- ----------------------------- ---------------------------------------------------
-------------------------------------------------- ----------------------------- ---------------------------------------------------

Cost of Insurance Charge (per $1,000 Net Amount              Monthly
at Risk) (10)

    Minimum and Maximum COI Charge:
                                                                                 Minimum: 0.06 per $1,000
                                                                                 Maximum: 83.33 per $1,000

    COI Charge for a 45- year-old Male Preferred                                 0.38 per $1,000
    Nonsmoker

Policy Fee                                                   Monthly             $15 per month for Policy Years 1-3
                                                                                 $7.50 per month thereafter

Administrative Charge                                        Monthly              $0.07 per month per $1,000 of Specified Death
                                                                                  Benefit for Policy Years 1-10

                                                                                 $0.01 per month per $1,000 of Specified Death
                                                                                 Benefit thereafter

Mortality and Expense Risk Charge (11)                        Daily              1.00% (on an annual basis) in all years

Policy Loan Interest Rate (12)                       Annually (accrues daily)    4%

Tax Charge (13)                                               Daily              Currently:  None

(9) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 36 for more information about these charges and our current charges.

(10) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rates that the guaranteed rates shown in your policy. Our current cost of insurance charges also varies depending on the Specified Death Benefit of the Policy. We calculate a separate cost of insurance charge for any increase in the Specified Death Benefit based on the Insured's circumstances at the time of the increase (including age and underwriting risk classification). For more information about the calculation of the cost of insurance charges, see "Cost of Insurance Charge" on page 37.

     See "Cost of Insurance Charge" on page 37 for a description of how the Net Amount at Risk is determined.

     The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

(11) This is the maximum guaranteed Mortality and Expense Risk Charge. For information regarding our current charges, see "Mortality and Expense Risk Charge" on page 36.

(12) A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years and 3% thereafter. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%. (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

(13) We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

CURRENTLY, WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDER YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFITS" BEGINNING ON PAGE 30.

                         OPTIONAL RIDER/BENEFIT CHARGES

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OPTIONAL BENEFIT                                    WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED (14)
----------------                                    -----------------------                      ----------------

------------------------------------------------- ----------------------------- ----------------------------------------------------
------------------------------------------------- ----------------------------- ----------------------------------------------------

Terminal Illness Benefit Rider (15)                           N/A                                        N/A

Optional Additional Death Benefit Coverage (16)
                                     Monthly
   Minimum and Maximum Cost of Insurance Charge
   (per $1,000 of Optional Death Benefit                                        Minimum: 0.06 per $1,000
   Coverage) (17)                                                               Maximum: 83.33 per $1,000


   Cost of Insurance Charge for a 45-year-old                                   0.38 per $1,000
   Male Preferred Nonsmoker (2) (17)

   Monthly Administrative Charge                            Monthly             $0.07 per $1,000 of the excess of the Target Death
                                                                                Benefit over the Specified Death Benefit for years
                                                                                1-10;

                                                                                $0.01 per $1,000 of the excess of the Target Death
                                                                                Benefit over the Specified Death Benefit thereafter

Waiver of Monthly Deductions                                Monthly             Minimum: $3.00 per $100 of Monthly Deduction
                                                                                Maximum:  $36.00 per $100 of Monthly Deduction

Waiver of Specified Premium                                 Monthly             Minimum: $0.03 per $1 of Specified Premium
                                                                                Maximum:  $0.11 per $1 of Specified Premium

Guaranteed Minimum Death Benefit                            Monthly             $.005 per $1,000 of the Specified Death Benefit

Other Insured Term Insurance Rider

   Minimum and Maximum Cost of Insurance Charge
   (per $1,000 of Rider Coverage) (17)                      Monthly             Minimum: 0.06 per $1,000
                                                                                Maximum: 83.33 per $1,000

   Cost of Insurance Charge for a 45-year-old                                   0.38 per $1,000
   Male Preferred Nonsmoker (17)


   Monthly Administrative Charge                            Monthly             $0.07 per $1,000 of
                                                                                Death Benefit (charged only in year 1)

Child Insurance Rider                                       Monthly            $2.08 per $5,000 of coverage ($25 on an annual basis)

(14) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 36 for more information about these charges and our current charges.

(15) There is no additional cost for this rider, which is added automatically to your Policy.

(16) The death benefit coverage under this rider equals the Total Death Benefit minus the Base Death Benefit, but not less than zero.

(17) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in your policy. Our current cost of insurance charges also varies depending on the rider death benefit.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                             AGAINST THE PORTFOLIOS


Total Annual Portfolio Operating Expenses (18) (expenses that are deducted from portfolio assets, including management and administrative fees, 12b-1 service fees and other expenses)

                MINIMUM             MAXIMUM

                0.37%               1.09%

(18) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2008, for the portfolios in which the Separate Account invests.


The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value. These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy Value.

Each Investment Division purchases shares of the corresponding portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year. Each Investment Division invests in Class B shares of the underlying portfolio. For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.


THE FIGURES IN THE FOLLOWING TABLE SHOW EXPENSE RATIOS FOR THE INDIVIDUAL PORTFOLIOS FOR THE YEAR ENDED DECEMBER 31, 2008, EXCEPT WHERE OTHERWISE NOTED.

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------------------------------------------------------ ----------------- ----------- --------------- -------------- ----------------


            INDIVIDUAL UNDERLYING MUTUAL FUND
                 COMPANY ANNUAL EXPENSES

         (AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                            ACQUIRED    TOTAL ANNUAL
                                                                              SERVICE                       FUND FEES     UNDERLYING
                        FUND NAME                            MANAGEMENT AND   (12 B -1)       OTHER       AND EXPENSES   MUTUAL FUND
                                                              ADMIN FEE A        FEE        EXPENSES B          C           EXPENSES

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/AIM Global Real Estate                                      0.86%D            0.00%       0.01%           0.01%          0.88%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/AIM International Growth                                    0.82%             0.00%       0.01%           0.04%          0.87%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/AIM Large Cap Growth                                        0.77%             0.00%       0.00%           0.01%          0.78%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/AIM Small Cap Growth                                        0.95%             0.00%       0.01%           0.01%          0.97%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Capital Guardian Global Balanced                            0.80%             0.00%       0.01%           0.01%          0.82%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Capital Guardian Global Diversified Research                0.88%             0.00%       0.01%           0.01%          0.90%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Capital Guardian U.S. Growth Equity                         0.78%             0.00%       0.01%           0.01%          0.80%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Eagle Core Equity                                           0.75%             0.00%       0.01%           0.01%          0.77%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Eagle SmallCap Equity                                       0.82%             0.00%       0.01%           0.01%          0.84%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Franklin Templeton Income                                   0.79%             0.00%       0.01%           0.01%          0.81%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Franklin Templeton Small Cap Value                          0.95%             0.00%       0.01%           0.01%          0.97%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Goldman Sachs Core Plus Bond                                0.69%             0.00%       0.01%           0.01%          0.71%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Goldman Sachs Mid Cap Value                                 0.83%             0.00%       0.01%           0.01%          0.85%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Goldman Sachs Short Duration Bond                           0.54%             0.00%       0.00%           0.02%          0.56%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/JPMorgan International Value                                0.81%             0.00%       0.00%           0.00%          0.81%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/JPMorgan MidCap Growth                                      0.80%             0.00%       0.02%           0.01%          0.83%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/JPMorgan U.S. Government & Quality Bond                     0.55%             0.00%       0.01%           0.02%          0.58%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Lazard Emerging Markets                                     1.06%             0.00%       0.02%           0.01%          1.09%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Lazard Mid Cap Equity                                       0.82%             0.00%       0.00%           0.01%          0.83%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management S&P 500 Index                     0.38%             0.00%       0.02%           0.01%          0.41%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management S&P 400 MidCap Index              0.39%             0.00%       0.02%           0.00%          0.41%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Small Cap Index                   0.39%             0.00%       0.02%           0.00%          0.41%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management International Index               0.44%             0.00%       0.01%           0.00%          0.45%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Bond Index                        0.40%             0.00%       0.01%           0.00%          0.41%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Oppenheimer Global Growth                                   0.84%             0.00%       0.02%           0.00%          0.86%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/PIMCO Total Return Bond                                     0.60%             0.00%       0.01%           0.00%          0.61%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/PPM America Core Equity                                     0.75%             0.00%       0.01%           0.00%          0.76%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/PPM America High Yield Bond                                 0.58%             0.00%       0.01%           0.03%          0.62%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/PPM America Value Equity                                    0.65%             0.00%       0.01%           0.00%          0.66%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Select Balanced                                             0.57%             0.00%       0.01%           0.01%          0.59%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Select Money Market                                         0.36%             0.00%       0.01%           0.00%          0.37%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Select Value                                                0.63%             0.00%       0.00%           0.01%          0.64%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/T. Rowe Price Established Growth                            0.69%             0.00%       0.01%           0.01%          0.71%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/T. Rowe Price Mid-Cap Growth                                0.81%             0.00%       0.01%           0.02%          0.84%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/T. Rowe Price Value                                         0.75%             0.00%       0.01%           0.01%          0.77%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management 25                                0.44%             0.00%       0.01%           0.00%          0.45%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Select Small-Cap                  0.44%             0.00%       0.01%           0.00%          0.45%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management JNL 5                             0.42%             0.00%       0.02%           0.00%          0.44%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management VIP                               0.44% D           0.00%       0.04%           0.00%          0.48%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management JNL Optimized 5                   0.44%             0.00%       0.06%           0.00%          0.50%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Communications Sector             0.49% D           0.00%       0.04%           0.00%          0.53%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Consumer Brands Sector            0.49% D           0.00%       0.03%           0.00%          0.52%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Financial Sector                  0.48% D           0.00%       0.03%           0.00%          0.51%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Healthcare Sector                 0.46% D           0.00%       0.03%           0.00%          0.49%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Oil & Gas Sector                  0.44%             0.00%       0.03%           0.00%          0.47%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------
----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------

JNL/Mellon Capital Management Technology Sector                 0.48% D           0.00%       0.03%           0.00%          0.51%

----------------------------------------------------------- ----------------- ----------- --------------- -------------- -----------



A    Certain   Funds  pay  Jackson   National   Asset   Management,   LLC,   the
     Administrator, an administrative fee for certain services provided to the Fund by the Administrator.

     The JNL/AIM Global Real Estate Fund, JNL/AIM International Growth Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian Global Balanced Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia
     Ex-Japan Fund, and all of the JNL/Mellon Capital Management Funds EXCEPT the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, and JNL/Mellon Capital Management Bond Index Fund, pay an administrative fee of 0.15%.

     All other Funds pay an administrative fee of 0.10%.

     The Management and Administrative Fee and the Total Annual Underlying Mutual Fund Expenses columns in this table reflect the inclusion of the applicable administrative fee.

B Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, certain professional fees, and the fees and expenses of the disinterested
     Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.

C Acquired fund fees and expenses represent each Fund's pro rata share of fees and expenses of investing in mutual funds, including money market funds used for purposes of investing available cash balances.

D    The management/administrative fee reflects a contract amendment.



               PURCHASING A POLICY AND ALLOCATING PREMIUM

APPLYING FOR A POLICY. You may apply to purchase a policy by submitting a written application to us through an authorized sales representative. We will not issue a policy to insure people who are older than age 90. The minimum Specified Death Benefit is $100,000. Before we issue a policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met. An example of an outstanding requirement is an amendment to your policy that requires your signature. We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner. We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age. Backdating to save age can be advantageous, by reducing the charges under your policy although it also will reduce the units initially allocated to the investment options. You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you. The Policy Date determines Monthly Deduction days, Policy Months and Policy Years. If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your requested Specified Death Benefit is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application, but only if all conditions within the Temporary Insurance Agreement are met and first Minimum Premium is submitted. Some of the conditions include the following: all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions. This temporary conditional coverage is limited to $500,000 or the Specified Death Benefit applied for, whichever is less.

If we approve your application, we begin to deduct policy charges as of the Policy Date. If we reject your application, we will not issue you a policy. We will return any premium you have paid, adding interest if, as, and at the rate, required in your state. We will not subtract any policy charges from the amount we refund to you.

PREMIUMS. To place your policy in force, you generally must pay an initial premium at least equal to three monthly Minimum Premium payments. As described in "Planned Premium" below, we send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually. You may also pay premiums, including your initial premium through EFT (Electronic Fund Transfers).

You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in "Federal Tax Considerations" beginning on page 41. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary. We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.

Paying the Minimum Premium during the first three Policy Years can help keep your policy in force. During the first three Policy Years, if your total premium payments (less partial surrenders) exceeds the monthly Minimum Premium amount times the number of months since the Policy Date, we will not take the surrender charge into consideration in determining whether your Policy Value is sufficient to keep your Policy in force. Instead, your Policy will not enter the Grace Period provided that the Net Policy Value is greater than zero. After the first three years or if your total premiums (less partial surrenders) do not at least equal the necessary Minimum Premiums, the Cash Surrender Value (which is reduced by the then current surrender charge) is used for lapse testing. The Minimum Premium is shown on the policy data page of your Policy and varies by age, sex, underwriting classification, Specified Death Benefit, and optional benefits you have selected. We may change the monthly Minimum Premium amount to reflect changes you make to your policy. If so, the new monthly Minimum Payment amount begins to apply when the change becomes effective.

We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. There is currently no Sales Charge on premiums in excess of the Target Premium for a given Policy Year. See "Premium Charges" on page 36. As a result, the Sales Charge on a premium that is received 15 day or less in advance of the Policy Anniversary will be higher than if it otherwise would have been treated as premium in excess of the Target Premium. In addition, subject to your consent, if that premium in whole or part would exceed Guideline Premium or the Modified Endowment Contract, we will temporarily hold the entire premium and apply it to your Policy on the next Policy Anniversary. We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you. The premium will be placed in a non-interest bearing account until we apply it to your Policy. If we hold the premium for this reason, it will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.

PLANNED PREMIUM. In your policy application, you will be asked to establish a schedule of "planned premium" payments by specifying the amount and frequency of such payments. You are not required to pay any planned premium. We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you. We reserve the right to stop sending such notices if no planned premiums are paid within any two Policy Years. You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Payment of planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled. If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force.

Paying planned premiums generally provides greater benefits than paying a lower amount of premium. In addition, you may use the planned premium to help remind you to pay at least the Minimum Premium during the first three Policy Years. Paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Required Monthly Premium Amount necessary to keep the GMDB benefit in force. See "Guaranteed Minimum Death Benefit" on page 17.

PREMIUM LIMITS. Before we accept any premium that would require an increase in the Net Amount at Risk under your policy, you first must provide us with evidence of insurability. Also, the Code imposes limits on the amount of premium that can be contributed under a life insurance contract ("Guideline Premium limits"). If you exceed this limit, your policy would lose its favorable federal income tax treatment under the Code's definition of life insurance. Accordingly, we will not accept any premium that would cause your policy to exceed this limit, unless you increase the Specified Death Benefit (and/or Target Death Benefit) of your policy appropriately. To obtain this increase, you must submit a Written Request and satisfactory evidence of insurability meeting our then current underwriting standards. Otherwise we will accept only the portion of your premium that does not exceed the maximum permitted amount and we will refund the excess. In addition, we will not accept any additional premium from you until we can do so without exceeding the limit set by the Code. See "Federal Tax Considerations" on page 41 for more information. For premium received 15 days or less in advance of the Policy Anniversary, if we have your consent to hold the premium until the next Policy Anniversary, the premium limits will be applied when the premium is applied to your policy on the Policy Anniversary. See "Premiums" on page 15 for more information.

Paying too much premium also could cause your policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 17 for more information.

GUARANTEED MINIMUM DEATH BENEFIT. The Guaranteed Minimum Death Benefit ("GMDB") feature can enable you to keep your policy's Specified Death Benefit in force for the life of the Insured regardless of changes in the Policy Value. You may choose this optional feature when you apply for your policy. We charge an additional charge for the Rider, as described in the Fee Table on page 8 of this prospectus.

Under this feature, we guarantee that your policy will remain in force, regardless of declines in Policy Value, if you meet the premium requirement under the rider. The premium requirement is met if, on each Monthly Anniversary,
(a) the total premiums paid less Debt exceed (b) the sum of the Required Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premium received plus the amount of the loan.

If you fail the premium requirement, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium. At the end of that period, if you have not paid the required additional premium, then the GMDB benefit will end. Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force. The GMDB does not prevent the policy from entering the Grace Period, but an active GMDB will extend the Specified Death Benefit coverage for the life of the Insured even if the policy would otherwise lapse at the expiration of the Grace Period. For more information about the circumstances in which the policy might lapse, see "Termination and Grace Period" on page 35.

The GMDB does not cover riders, including the Optional Additional Death Benefit Coverage. If the Net Policy Value is insufficient to pay charges as they come due, only the GMDB and base policy coverage amount is guaranteed to stay in force.

If the Net Policy Value is insufficient to pay the base coverage and the GMDB rider charges as they come due, these charges are waived. Deduction of charges will resume once there is sufficient Net Policy Value.

If you take any partial surrenders, this rider will terminate. Only Death Benefit Option A is available with this rider. Changes to the policy's Death Benefit option are not allowed while this rider is in force.

MODIFIED ENDOWMENT CONTRACTS. In certain circumstances your policy might be deemed a "modified endowment contract," which is a category of life insurance contract defined in the Code. If your policy were to become a modified endowment contract, distributions and loans from the policy would result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Policies Which Are MECs" on page
43. Your policy could be deemed a modified endowment contract if, among other things, you pay too much premium or the Death Benefit is reduced. We monitor the status of your policy and advise you if you need to take action to prevent your policy from being deemed a modified endowment contract. If you pay a premium that would result in this classification, we notify you and allow you to request a refund of the excess premium, or other action, to avoid having your policy being deemed a modified endowment contract. If, however, you do choose to have your policy deemed a modified endowment contract, we do not refund the premium. We will require acknowledgment that the policy will be deemed a modified endowment contract.

Your policy also is deemed a modified endowment contract if you replace a modified endowment contract issued by another insurer with a policy. Payment of additional premium in connection with a replacement also could cause your policy to be deemed a modified endowment contract. For more information, please consult your tax adviser.

ALLOCATION OF PREMIUM. Your Net Premiums are generally allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected. We deduct the Premium Charges from your premium before we allocate the Net Premium.

You must specify your allocation percentages in your application. Percentages must be in whole numbers and the total allocation must equal 100%. The minimum allocation percentage per allocation option is 1%. We allocate any additional premiums according to those percentages until you give us new allocation instructions. You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement. If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy those requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. In most states, the Right to Examine Period is 10 days, but may be longer in some states. See "Right to Examine the Policy" on page 35 for more information about the Right to Return Period. Thus, for example, if the Right to Return Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions, but the rate will not be lower than 3%. Any transfers on the Allocation Date will not count against the annual limit under your policy.

After the Allocation Date, we generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center. If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting. At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

POLICY VALUE. Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account. Your Policy Value may increase or decrease daily to reflect the performance of the Investment
Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial surrenders and charges assessed. There is no minimum guaranteed Policy Value.

Valuations for initial premiums and premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in "Allocation of Premiums" above. We make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day. Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

ACCUMULATION UNIT VALUE. We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy. When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division. The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made. The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions. The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, partial surrender fee, and surrender charge), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made. However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses. We set the value of an Accumulation Unit at $10 when each Investment Division is established. Determine the Thereafter, on each Valuation Day, we determine the value of an total value of Accumulation Unit for each of the Investment Divisions as follows:

     (1)  Determine the total value of assets in the Investment Division;

     (2) Subtract from that amount the applicable mortality and expense risk charge and the tax charge (if any); and

     (3)  Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.

TRANSFER OF POLICY VALUE. You may request a transfer of Policy Value among the Investment Divisions and the Fixed Account in writing or by telephone after the Allocation Date. You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account. You may make one transfer from the Fixed Account to any Investment Division each Policy Year. This amount transferred from the Fixed Account may not exceed the greater of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account. However, transfers under our rebalancing program are not subject to these limits. See "Rebalancing" on page 20.

As a general rule, we only make transfers on Valuation Days. If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day. Otherwise, we make the transfer on the next day that is a Valuation Day. We process transfers at the price next computed after we receive your transfer request.

RESTRICTIONS ON TRANSFERS. The policy is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying portfolio and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying portfolio. Neither the policies nor the underlying portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy. To protect Owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

     o    limiting the number of transfers over a period of time;

     o    requiring a minimum time period between each transfer;

     o limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

     o    limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size. We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial surrender to access the Policy Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.


TRANSFERS AUTHORIZED BY TELEPHONE OR THE INTERNET. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jackson.com. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number listed on the first page.


When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order. Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

DOLLAR COST AVERAGING. Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account. The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually. The minimum initial balance of your allocation option from which transfers will be made is $5,000. Dollar Cost Averaging and Rebalancing are mutually exclusive, you cannot select both.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center. Call or write us for a copy of the request form and additional information concerning the program. We may change, terminate, limit, or suspend dollar cost averaging at any time.

REBALANCING. Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments. Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations. Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish. Restrictions on transfers from the Fixed Account will not apply to Rebalancing. Dollar cost averaging and rebalancing are mutually exclusive, you cannot select both.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center. Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments. Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used. We may change, terminate, limit, or suspend rebalancing at any time.

                              THE SEPARATE ACCOUNT

THE PORTFOLIOS. The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of one of the portfolios. Each portfolio is a separate investment series of JNL Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act. We briefly describe the portfolios below. You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios. If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separate from the assets of the other portfolios and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

UNDERSCORED ARE THE PORTFOLIOS THAT ARE NEWLY AVAILABLE, RECENTLY UNDERWENT NAME CHANGES, OR WERE SUBJECT TO A MERGER, AS MAY BE EXPLAINED IN THE ACCOMPANYING PARENTHETICAL. THE PORTFOLIOS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE PORTFOLIOS ARE ATTACHED TO THIS PROSPECTUS.


IN ADDITION, THE JNL/LAZARD SMALL CAP EQUITY FUND AND THE JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND WERE PREVIOUSLY OFFERED AS FUNDS UNDER THIS CONTRACT. HOWEVER, EFFECTIVE APRIL 6, 2009, THESE FUNDS WERE MERGED WITH THE JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND AND THE JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND, RESPECTIVELY, AS OUTLINED BELOW:


---------------------------------------------------------- --------------------------------------------------------

CURRENTLY OFFERED FUNDS                                    PREVIOUSLY OFFERED FUNDS

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------

JNL/Mellon Capital Management S&P 500 Index Fund           JNL/Mellon Capital Management Enhanced S&P 500 Stock
                                   Index Fund

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------

JNL/Mellon Capital Management Small Cap Index Fund         JNL/Lazard Small Cap Equity Fund

---------------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
--------------------------------------------------------------------------------


JNL/AIM GLOBAL REAL ESTATE FUND
     Jackson National Asset Management, LLC (and Invesco Aim Capital Management, Inc. (f/k/a AIM Capital Management, Inc.) and sub-sub-advisers: Invesco Institutional (N.A.), Inc. (f/k/a INVESCO Institutional (N.A.), Inc.); and Invesco Asset Management Ltd.)

          Seeks high total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of real estate and real estate-related companies, including real estate investment trusts. The Fund will normally invest in securities of companies located in at least three different countries, including the United States.

--------------------------------------------------------------------------------

JNL/AIM INTERNATIONAL GROWTH FUND
     Jackson National Asset Management, LLC (and Invesco Aim Capital Management, Inc. (f/k/a AIM Capital Management, Inc.))

          Seeks long-term growth of capital by investing in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund's portfolio managers to have strong earnings growth.

--------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Invesco Aim Capital Management, Inc. (f/k/a AIM Capital Management, Inc.))

          Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Invesco Aim Capital Management, Inc. (f/k/a AIM Capital Management, Inc.))


          Seeks long-term growth of capital by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-capitalization companies.


--------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND
     Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

          Seeks income and capital growth, consistent with reasonable risk via balanced accomplishment of long-term growth of capital, current income, and conservation of principal through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers. The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% to equities and 25% to 45% to fixed-income.

--------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND
     Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

          Seeks long-term growth of capital and income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting of equity securities of U.S. and non-U.S. issuers. The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

--------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND
     Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

          Seeks long-term growth of capital and income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities that are tied economically to the U.S.). The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

--------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

          Seeks long-term growth through capital appreciation and, secondarily, current income by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities consisting primarily of common stocks of large U.S. companies.

--------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

          Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion.

--------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND
     Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

          Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities.

--------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     Jackson National Asset  Management,  LLC (and Franklin  Advisory  Services,
     LLC)

          Seeks long-term total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small-capitalization companies.

--------------------------------------------------------------------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (sub-sub-adviser))

          Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

--------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)


          Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment.


--------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

          Seeks a high level of current income, and secondarily, the potential for capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities.

--------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson  National  Asset  Management,   LLC  (and  J.P.  Morgan  Investment
     Management Inc.)

          Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

--------------------------------------------------------------------------------
JNL/JPMORGAN MIDCAP GROWTH FUND
     Jackson  National  Asset  Management,   LLC  (and  J.P.  Morgan  Investment
     Management Inc.)

          Seeks capital growth over the long-term by investing primarily in common stocks of mid-cap companies which its sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

--------------------------------------------------------------------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND
     Jackson  National  Asset  Management,   LLC  (and  J.P.  Morgan  Investment
     Management Inc.)

          Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages; (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government; (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government; (vi) repurchase agreements collateralized by any of the foregoing; and (vii) other investments (such as derivatives contracts) related to those listed above.

--------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

          Seeks long-term capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

--------------------------------------------------------------------------------
JNL/LAZARD MID CAP EQUITY FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

          Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)


          Seeks to match the performance of the S&P Midcap 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.


--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks to match the performance of the Russell 2000(R) Index. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks to match the performance of the Morgan Stanley Capital International Europe Australasia Far East Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)


          Seeks to match the performance of the Barclays U.S. Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

          Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

--------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)


          Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

--------------------------------------------------------------------------------

JNL/PPM AMERICA CORE EQUITY FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)


          Seeks long-term capital growth by investing primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities (which include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants) of U.S. companies with market capitalizations within the range of companies constituting the S&P 500 Index at the time of the initial purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.


--------------------------------------------------------------------------------
JNL/PPM AMERICA HIGH YIELD BOND FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)


          Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments such as options, futures contracts or swap agreements, including credit default swaps, and may also invest in securities of foreign issuers.


--------------------------------------------------------------------------------
JNL/PPM AMERICA VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)


          Seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index. The capitalization range of the S&P 500 Index is currently between $452.2 million and $417.8 billion. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.


--------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND
     Jackson National Asset Management,  LLC (and Wellington Management Company,
     LLP)

          Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security.

--------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management,  LLC (and Wellington Management Company,
     LLP)

          Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

--------------------------------------------------------------------------------
JNL/SELECT VALUE FUND
     Jackson National Asset Management,  LLC (and Wellington Management Company,
     LLP)

          Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

          Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

          Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies which the sub-adviser expects to grow at a faster rate than the average company.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

          Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the sub-adviser regards as undervalued.


--------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)


          Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE"), on each Stock Selection Date.

--------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization ("small cap") companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq"), on each Stock Selection Date.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

          >>   20% in the DowSM 10 Strategy, a dividend yielding strategy;
          >>   20% in the  S&P(R)  10  Strategy,  a  blended  valuation-momentum strategy;
          >>   20% in the Global 15 Strategy, a dividend yielding strategy;
          >>   20% in the 25 Strategy, a dividend yielding strategy; and
          >>   20% in the  Select  Small-Cap  Strategy,  a small  capitalization strategy.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return by investing in the common stocks of companies that
          are   identified  by  a  model  based  on  six  separate   specialized
          strategies:


          >>   The DowSM Dividend Strategy;
          >>   The European 20 Strategy;
          >>   The Nasdaq(R) 25 Strategy;
          >>   The S&P 24 Strategy;
          >>   The Select Small-Cap Strategy; and
          >>   The Value Line(R) 30 Strategy.


--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)


          Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:


          >>   25% in the Nasdaq(R) 25 Strategy;
          >>   25% in the Value Line(R) 30 Strategy;
          >>   24% in the European 20 Strategy;
          >>   14% in the Global 15 Strategy; and
          >>   12% in the 25 Strategy.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through a combination of capital appreciation and dividend income by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones U.S. Telecommunications Index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through a combination of capital appreciation and dividend income by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones U.S. Consumer Services Index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through a combination of capital appreciation and dividend income by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones U.S. Financial Index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through a combination of capital appreciation and dividend income by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones U.S. Healthcare Index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through a combination of capital appreciation and dividend income by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones U.S. Oil & Gas Index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

          Seeks total return through a combination of capital appreciation and dividend income by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Dow Jones U.S. Technology Index.

--------------------------------------------------------------------------------

The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment sub-advisers. The portfolios described are available only through variable annuity and variable life Contracts issued by Jackson of NY. Shares of the portfolios may also be sold directly to qualified retirement plans. They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing. Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value. The income and realized and unrealized gains or losses on the assets of each Investment
Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other
Investment Division or from any other part of our business. We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations. The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio. Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters. We notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants. If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy. If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners. We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

     (d)  to add,  combine,  or  remove  Investment  Divisions  in the  Separate
          Account;

     (e) to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

     (f) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

                                THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson of NY's other assets. The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account. Your policy contains a more complete description of the Fixed Account.

THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your premium to the Fixed Account. Under this option, we guarantee the amount allocated (deductions may lower the amount we guarantee) to the Fixed Account and a minimum rate of interest of 3% that will be credited to the amount in the Fixed Account. From time to time and at our sole discretion, we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year. We may declare different rates for amounts that are allocated to the Fixed Account at different times. The rate will be re-set on the Policy Anniversary. All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary. We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson of NY. We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request. We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your policy is in force, we will pay the Death Benefit Proceeds upon the death of the Insured. We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies). We will pay the Death Benefit Proceeds in a lump sum.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges. The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit (or Target Death Benefit), and in some instances your Policy Value. The Death Benefit Proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page 30.

The Death Benefit Proceeds will include any amount which may be payable under the Guaranteed Minimum Death Benefit (if included in your policy), as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary). We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

DEATH BENEFIT OPTIONS. You may choose one of three Death Benefit options. Under each option, if you have added the Optional Additional Death Benefit Coverage to your policy, the Target Death Benefit rather than the Specified Death Benefit is used in calculating the Death Benefit:

     OPTION A: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) of the policy; or (b) the Minimum Death Benefit. Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.

     OPTION B: the Death Benefit is the greater of (a) the Specified Death Benefit (or Target Death Benefit) plus the Policy Value or (b) the Minimum Death Benefit. Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your policy generally involves a constant Net Amount at Risk.

     OPTION C: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit. Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above. While your policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit (or Target Death Benefit) or the Minimum Death Benefit.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value. Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if you are seeking to increase Death Benefits. Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

EXAMPLE OF APPLICABLE CORRIDOR PERCENTAGE. The corridor percentages used in calculating the Minimum Death Benefit are set so as to seek to ensure that the policies qualify as life insurance for federal income tax purposes. Accordingly, the policy provides that under all Death Benefit options, the Death Benefit will at least equal the Minimum Death Benefit. For example, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit (or Target Death Benefit), and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit (or Target Death Benefit)).

                                                 A                      B

      Specified Death Benefit                 $200,000              $200,000

      Death Benefit Option                       A                      A

      Insured's Age                              50                    50

      Policy Value                            $115,000               $95,000

      Applicable Corridor Percentage            185%                  185%

      Death Benefit                           $212,750              $200,000

In Example A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115, 000, multiplied by the corridor percentage of 185%). This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

In Example B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the corridor percentage of 185%).

CHANGES IN DEATH BENEFIT OPTION. Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus. If you ask to change from Option A to Option B, we reduce the Specified Death Benefit (and Target Death Benefit, if Optional Additional Death Benefit Coverage is elected) of your Policy by the amount of the Policy Value. If you ask to change from Option B to Option A, we increase the Specified Death Benefit (and Target Death Benefit) of your policy by the amount of the Policy Value. If you ask to change from Option C to Option A, we increase the Specified Death Benefit (and Target Death Benefit) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero. You may not change from Option C to Option B or from Option A or B to Option C. The change takes effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We may require evidence of insurability satisfactory to us for a change from Option A to Option B. We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit. The Guaranteed Minimum Death Benefit rider is available only with Death Benefit Option A.

CHANGES IN SPECIFIED DEATH BENEFIT. You may request an increase in Specified Death Benefit after the first Policy Year, and a decrease in the Specified Death Benefit after the third Policy Year. You may change the Specified Death Benefit one time per Policy Year. You may request the change by writing to us at the address shown on the first page of this prospectus. You should be aware that a change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy. In addition, approved increases will be subject to an additional Surrender Charge (based on the amount of the increase, the Insured's Attained Age and underwriting risk classification). The change will take effect on the first Monthly Anniversary after we approve the request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following
Monthly Anniversary. We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

When the Specified Death Benefit of a policy is increased after issue, a new segment of coverage is created to which cost of insurance rates that differ from the original coverage cost of insurance rates are applied. This is done to reflect the additional underwriting and a higher attained age. If you request a decrease in Specified Death Benefit, we first apply it to coverage provided by the most recent segment of Specified Death Benefit then to the next most recent segment successively and finally to the coverage under the original application. The minimum decrease amount is $10,000. We do not permit a decrease in the Specified Death Benefit of your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code. If your policy has the Optional Additional Death Benefit Coverage, any approved decrease will apply first to the Target Death Benefit, and then to the Specified Death Benefit. The existence of these segments necessitates that any decrease be applied in reverse order to the segments. For more information, see "Death Benefit Options" beginning on page 28.

To apply for an increase in the Specified Death Benefit, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. The increased coverage amount may be in a different rate class from your base coverage. We do not permit any increase in Specified Death Benefit after the Insured's 90th birthday. The minimum amount of a Specified Death Benefit increase is $10,000.

You should be aware that an increase in the Specified Death Benefit of your policy affects the cost of insurance charges applicable to your policy. As noted above, we deduct a larger amount of cost insurance charges, because an increase in the Specified Death Benefit also increases the Net Amount at Risk under your policy. We will not approve a request for a Specified Death Benefit increase if the Cash Surrender Value is too small to pay the Monthly Deduction through the end of the Policy Year. As described in "Surrender Charge" on page 38, if you increase the Specified Death Benefit under the policy a new surrender charge will apply. Modifying the policy's Specified Death Benefit may have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 41.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your policy to provide additional optional insurance benefits. We may require evidence of insurability before we issue a rider to you. If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction. For more information concerning what optional riders are offered and their operation and costs, please ask your sales representative or contact us at our Service Center. At our sole discretion we may offer riders or stop offering any rider at any time.

We currently offer the following riders for this policy. We add the Terminal Illness Benefit Rider automatically and at no cost to you. The Guaranteed Minimum Death Benefit Rider is available only at policy issue.

TERMINAL ILLNESS BENEFIT RIDER - The rider provides an accelerated payment of life insurance proceeds if the Insured is terminally ill, as defined in the rider. You may request an accelerated benefit of between 25% of the Death Benefit (or $50,000, if less) and 100% of the Death Benefit (or $250,000, if less). The amount of the benefit is calculated as the amount requested less the following: a discount for 12 months' interest as specified in the rider, a pro rata portion of any outstanding Debt, an administrative expense charge fee as determined by the Company (not to exceed $100), and any unpaid policy charges. The Death Benefit will be reduced by the dollar amount requested. All other values under the policy will be reduced proportionately. Any amount payable during the contestability period, due to suicide, will be reduced by any previously paid accelerated benefit.

This rider terminates upon payment of any benefit under the rider. There is no expiry date for the base Insured. The expiry date for the rider Insured is at the expiry of the Other Insured Term Insurance Rider.

ADDITIONAL DEATH BENEFIT COVERAGE -You may increase your total life insurance coverage by adding this option to your policy. This option may be added after the Issue Date and will be effective on the Monthly Anniversary following approval. This option enables you to adjust your total coverage under the policy to meet your anticipated needs. When you apply for this option, you select a Target Death Benefit, which is your desired amount of total insurance coverage. The Target Death Benefit may be for the life of the rider or it may be scheduled to change at the beginning of specified Policy Years. The Target Death Benefit may equal the Specified Death Benefit. All changes reflected in the schedule of Target Death Benefits must occur on a Policy Anniversary. The Target Death Benefit cannot be scheduled to be reduced in the first seven Policy Years. The Target Death Benefit can be changed and will be effective the Monthly Anniversary following our approval. The Specified Death Benefit must be at least 20% of the Target Death Benefit. The death benefit coverage under this option equals the Total Death Benefit minus the Base Death Benefit under the base policy (i.e., determined without considering the option), but not less than zero. The rider does not provide a fixed amount of term coverage. Rather, the additional death benefit coverage adjusts automatically to changes in the base policy Death Benefit so that the sum of the additional death benefit coverage and the base policy coverage will equal the Total Death Benefit so long as the coverage is in effect. Your Total Death Benefit will depend on which Death Benefit Option you have selected.

     o Under Death Benefit Option A, your Total Death Benefit is the greater of (a) the Target Death Benefit or (b) the Minimum Death Benefit.

     o Under Death Benefit Option B, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the Policy Value or (b) the Minimum Death Benefit.

     o Under Death Benefit Option C, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the greater of (i) total premiums less total partial surrenders (including any applicable charge) or
          (ii) zero or (b) the Minimum Death Benefit.

If your Policy Value increases sufficiently to require that the Base Death Benefit equal the Total Death Benefit, then the benefit under the rider would be zero. However, the rider would remain in effect until you remove it from your policy. Thereafter, if your Policy Value later dropped such that the Base Death Benefit were lower than the Total Death Benefit, your rider would resume providing a benefit.

You may increase your coverage under this rider in accordance with our rules for increasing the Specified Death Benefit of the policy and the rules above. See "Changes in Specified Death Benefit" on page 29. However, we will treat a request to increase the death benefit as a request to increase both the Specified Death Benefit and the Target Death Benefit, unless you specifically request otherwise.

You may decrease your coverage under this option in accordance with our rules for decreasing the Specified Death Benefit of the policy. See "Changes in Specified Death Benefit" at page 29. Approved reductions will apply first to the rider coverage, then to previously approved increases in the Specified Death Benefit, and then to the original Specified Death Benefit. We may refuse to effect scheduled increases in Target Death Benefit if you cancel a scheduled change or ask for an unscheduled decrease in your Target Death Benefit. Partial surrenders, changes from Death Benefit Option A to Option B, and decreases in your death benefit coverage may reduce the amount of your Target Death Benefit in the same manner as those transactions would reduce your policy's Specified Death Benefit. See "Partial Surrenders" on page 33 and "Changes in Death Benefit Option" on page 29.

We deduct a separate monthly cost of insurance charge for coverage under this option. The cost of insurance charge will equal the benefit under the option times the applicable cost of insurance rate as of the applicable Monthly Anniversary. The cost of insurance rate will be determined by us from time to time, based on the Insured's age at issue of the option, sex and underwriting risk class, and the number of years since the option was issued. This option expires at the Insured's Attained Age 100.

We will deduct a monthly administrative charge on the excess of the Target Death Benefit over the Specified Death Benefit which will be the same as the monthly administrative charge under the base policy (this is deducted even if the rider benefit is reduced to zero). The total charges you may pay under a policy with this option may be more or less than you would pay if all of the coverage were provided under the base policy alone. We do not charge a sales charge or surrender charge under this option. If you increase the Target Death Benefit after the option is issued, we may require satisfactory evidence of insurability, and we will determine the applicable underwriting risk class and cost of insurance charge separately for the additional coverage. The guaranteed cost of insurance on the option will be higher then the guaranteed cost of insurance for the base policy. The current cost of insurance will be the same if the option is added at issue. However, the cost of insurance will be higher if the option is added after the policy is issued. This option has no surrender value and does not contribute to the Policy Value. The only benefit payable under this option is the additional death benefit. Benefits under this option are not covered by the Guaranteed Minimum Death Benefit Rider ("GMDB"). Accordingly, if the GMDB is in force and the Net Policy Value is insufficient to pay charges as they come due and you do not pay sufficient additional premium (see "Termination and Grace Period" on page 35), this option will terminate; thereafter, if your policy has a GMDB Rider in effect, only the coverage provided by the base policy will remain in force.

Commissions payable to sales representatives on the sale of policies with an Additional Death Benefit Coverage are calculated based on the total premium payments made for the base policy and the option. The commissions will vary depending on the ratio of the death benefit for the base policy and the rider. The same amount of premium will result in the highest commission when there is no option, with the commission declining as the portion of the death benefit coverage allocated to the option increases.

WAIVER OF MONTHLY DEDUCTIONS RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Specified Premium Rider. Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability. These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability. The policy may lapse if Debt is greater than the Policy Value less the surrender charge.

WAIVER OF SPECIFIED PREMIUM RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Monthly Deduction Rider. Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

GUARANTEED MINIMUM DEATH BENEFIT RIDER. See "Guaranteed Minimum Death Benefit" on page 17.

OTHER INSURED TERM INSURANCE RIDER. This rider provides term insurance coverage on an additional person up to the Rider Insured's Attained Age 80, subject to the terms of the rider. If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy. For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the contract. You should consult a qualified tax adviser for more information. At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance). You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance. Accordingly, you should consult your tax counsel before removing or reducing the rider.

CHILD INSURANCE RIDER. This rider provides for term insurance on the Insured's children. We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider. The rider expires at the Insured's Attained Age 65. Up to 5 units may be purchased. Each unit provides $5,000 of term coverage on each Insured child. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. If the Insured commits suicide or when the insurance on the life of each child expires, the rider may be converted without evidence of insurability, to any available life policy (other than term insurance) provided the rider is in force and no premium is in default. We must receive a written application for the new policy and payment of the first premium no later than 30 days after the rider's date of expiry.

POLICY LOANS. While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations. Loans have priority over the claims of any assignee or any other person. Any outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Cash Surrender Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center. We may, however, postpone payment in the circumstances described below in "Postponement of Payment."

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing. We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt. Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account. Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. Loans accrue interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years, and 3% thereafter. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty. To repay a loan in full, the loan repayment must equal the Debt. If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium. We apply all loan repayments first to the loan principal, and then to the accrued loan interest. We first apply all loan repayments to any standard loans you may have taken. When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise. We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid. We may refuse any loan repayment less than $25. An overpayment of a loan may be treated as either as additional premium or it will be refunded at our election unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Policy Value less the surrender charge of your policy, we notify you and any assignee in writing. To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months. If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value. As explained below in the section entitled "Reinstatement," you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated. If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan. If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan. The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan. If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you. In addition, you may also incur an additional 10% percent penalty tax. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible. Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

SURRENDERS. While your policy is in force, you may surrender your policy. Your policy terminates on the day we receive your Written Request in good order. You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we pay you the Cash Surrender Value determined as of the day we receive your Written Request. The Cash Surrender Value equals the Policy Value, minus the surrender charge minus any Debt. The surrender charge is described in "Surrender Charge" below. Generally, we pay you the Cash Surrender Value of your policy within seven days of our receipt of your Written Request. You may not reinstate the policy once it is surrendered. We have set forth the tax consequences of surrendering the policy in "Federal Tax Considerations" below.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income. Accordingly, before following this course of action you should consult a qualified tax adviser.

PARTIAL SURRENDERS. While your policy is in force after the first Policy Year, you may withdraw a portion of your Cash Surrender Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day. We pay you the amount requested and we deduct that amount plus any applicable surrender charge and a $25 partial surrender fee from your Policy Value. The minimum partial surrender amount is $500. We will not permit a partial surrender to reduce the Cash Surrender Value to an amount less than or equal to the equivalent of the next three Monthly Deductions. If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy. Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time. The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce the Specified Death Benefit (and the Target Death Benefit, if your policy has a Optional Additional Death Benefit Coverage) under your policy as well as the Policy Value. The effect on the Death Benefit will depend on the Death Benefit Option then in effect.

For policies with Death Benefit Option A:

If your policy does not have a Optional Additional Death Benefit Coverage:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount. Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

EXAMPLE: The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit. The example assumes a corridor percentage of 250% and a total partial surrender amount of $20,000.


                                           Before the Partial Surrender        After the Partial Surrender
         Policy Value                      $84,000                             $64,000
         Specified Death Benefit (A)       $200,000                            $190,000
         Minimum Death Benefit (B)         $210,000 ($84,000 x 250%)           $160,000 ($64,000 x 250%)
         Base Death Benefit                $210,000 (greater of A and B)       $190,000 (greater of A and B)

As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

If your policy has an Optional Additional Death Benefit Coverage:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit and the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit but less than or equal to the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit and the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit immediately before the partial surrender. See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit (Target Death Benefit). However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit and the Target Death Benefit (if any) will not be reduced. Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero, and the Target Death Benefit (if any) is reduced by the amount that the partial surrender amount exceeds the greater of (1) total premium minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Target Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code. If the Optional Additional Death Benefit Coverage is elected, the death benefit will be re-calculated upon partial surrender.

A partial surrender may give rise to taxable income. Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status. We recommend that you consult your tax adviser before making a partial surrender. The tax consequences of making a partial surrender are discussed in "Federal Tax Considerations."

STATUS OF POLICY AT ATTAINED AGE 100. If your Cash Surrender Value is greater than zero at the Insured's Attained Age 100, your policy will remain in force subject to the following changes:

     (1) We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;

     (2)  We will stop charging the Monthly Deduction;

     (3) The death benefit option will change to Option A, and no further changes in death benefit option will be permitted. If your policy has an in force Optional Additional Death Benefit Coverage, the Specified Death Benefit under the policy will be changed to equal the Target Death Benefit and coverage under the rider will terminate;

     (4)  No additional premiums will be accepted;

     (5)  Dollar cost averaging and rebalancing, if applicable, terminate;

     (6)  Riders will terminate as provided in the Rider form; and

     (7) Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Cash Surrender Value since loan interest will continue to accrue.

TERMINATION AND GRACE PERIOD. Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

     (a)  you surrender your policy;

     (b)  the Grace Period ends and your policy lapses; or

     (c)  the Insured dies.

Your policy will enter the Grace Period if your Cash Surrender Value on any Monthly Anniversary is $0 or less, unless the Guaranteed Minimum Death Benefit Rider is in effect or the Minimum Premium criteria is satisfied (see below). We will send you and any assignee notice of the amount necessary to keep your policy in force. That amount generally is equal to the next three Monthly Deductions and the applicable Premium Charges or a greater amount if needed to have the Cash Surrender Value positive three months later. If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end.

Minimum Premium criteria: If within the first three Policy Years the actual Premium received minus any partial surrender amounts (less related charges) is greater than the sum of the monthly Minimum Premiums between the Policy Date and the Monthly Anniversary, the Policy will not enter the Grace Period if the Net Policy Value is greater than zero.

The policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable sales and tax charges. The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins. All allocations are transferred to the Fixed Account.

REINSTATEMENT. If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center. We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy. The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges. Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges. The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions. The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse. The surrender charge in effect upon reinstatement will be the surrender charge that existed on the date of lapse. The Sales Charge, Policy Fee, Cost of Insurance charge, Administrative charge and Mortality & Expense Risk charge will be reinstated at the duration in effect when the policy lapsed. The Cost of Insurance charge will be reinstated at the duration in effect on the reinstatement date.

RIGHT TO EXAMINE THE POLICY. You may cancel your policy for any reason by returning it to us within ten days after you receive it. In addition, if your policy was purchased as a replacement of an existing life insurance policy or annuity contract, you may return it to us within sixty days after you receive it. If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans. We will pay the refund within seven days of receiving your request and the policy. No surrender charge is imposed upon return of a policy within the Right to Examine Period.

POSTPONEMENT OF PAYMENT. We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear. We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

     (1) The New York Stock Exchange is closed (other than customary weekend and holiday closings).

     (2)  Trading on the New York Stock Exchange is restricted.

     (3) An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

     (4) The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months. We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally. Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

PREMIUM CHARGES. Before we allocate a premium to the Policy Value, we subtract the Premium Charges. The three Premium Charges are: the sales charge, the premium tax charge, and the federal (DAC) tax charge. Premium received as the result of a Section 1035 exchange is subject to the Premium Charges. In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

SALES CHARGE. The sales charge may never exceed 6% of all premium paid. This charge is intended to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium) and 2% for issue ages 70 and older in years 1-3 on excess. Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. This will result in the payment of a higher Sales Charge if the premium would otherwise have been in excess of the Target Premium for the Policy Year in which it was received. See "Premiums" on page 15 for more information.

STATE AND LOCAL PREMIUM TAX CHARGE. The current premium tax charge is 2% of each premium in all years. It is intended to help us pay state premium taxes. The premium tax charge represents the premium taxes we expect to pay. We reserve the right to increase or decrease this charge due to any change in state or local tax law or premium taxes we expect to pay.

FEDERAL (DAC) TAX CHARGE. The federal (DAC) tax charge is 1.5% of each premium in all years. It is intended to help us pay the cost of certain Federal taxes and other expenses related to the receipt of premiums.

MORTALITY AND EXPENSE RISK CHARGE. On each Valuation Day, we deduct from the Investment Divisions the mortality and expense risk charge. This charge is reflected in the value of Accumulation Units of each Investment Division.

The mortality and expense risk charge compensates Jackson of NY for the mortality and expense risks it assumes in connection with the policies. The mortality risk includes the risk that the cost of insurance charge will be insufficient to meet the claims and risks under the Minimum Death Benefit. We also assume a risk that on the Monthly Anniversary preceding the death of an Insured the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk is the risk that actual expenses incurred in issuing and administering the policies will exceed those expected to be incurred. The mortality and expense risk charge will never exceed 1.00% on an annual basis. The current mortality & expense risk charge is 0.90% annually in years 1-10, 0.25% annually in years 11-20 and 0% in years 21+.

MONTHLY DEDUCTION. As of the Policy Commencement and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy. If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deductions, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

     (1)  the cost of insurance charge for your policy;

     (2)  the monthly policy fee;

     (3)  the monthly administrative charge; and

     (4)  the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction. If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

COST OF INSURANCE CHARGE. The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division. If the Policy date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy. The cost of insurance charge is calculated based on the Net Amount at Risk. The Net Amount at Risk for the death benefit options is as follows:

     Option A - The greater of: (1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or (2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

     Option B - The greater of: (1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or (2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

     Option C - The greater of: (1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or (2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, and substandard rating. Thus, the rates differ from year to year. The cost of insurance charge covers our anticipated costs for standard and substandard ratings. The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions. Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk. Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month. Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value. Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge. Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage. In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent increase. The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and health status, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit or Target Death Benefit of $1,000,000 or above. If an increase (or decrease) in the Specified Death Benefit or Target Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

MONTHLY POLICY FEE. We start deducting this fee as of the Commencement Date. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the
Commencement Date. Each month we deduct a monthly policy fee. It is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly policy fee compensates Jackson of NY for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

MONTHLY ADMINISTRATIVE CHARGE. We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. The monthly administrative charge is $0.07 per month per $1,000 of Specified Death Benefit up to $2 million in Policy Years 1-10 and $0.01 per month per $1,000 (up to $2 million) thereafter. The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account. We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees. In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

SURRENDER CHARGE. If you surrender your policy or take a partial surrender, we may subtract a surrender charge from the proceeds. The surrender charge on a total surrender equals the amount shown in the surrender charge table in your policy, plus any additional surrender charge due to increases in the Specified Death Benefit of your policy. The amount of the surrender charge decreases over time.

INITIAL SURRENDER CHARGE. When we issue your policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Specified Death Benefit of your policy by a rate per thousand dollars of Specified Death Benefit. The applicable rate depends on the Insured's age at issue, sex and rate class. For example, if the Insured is age 45 when your policy is issued, the applicable rates per thousand are as follows:

---------------------------------- ----------------------
---------------------------------
Male, Preferred, Nonsmoker                $15.88
---------------------------------- ----------------------
---------------------------------- ----------------------
Female, Preferred Nonsmoker               $12.73
---------------------------------- ----------------------

Accordingly, if the Insured were a male standard class age 45 and the policy's Specified Death Benefit were $100,000, the surrender charge initially would be $1,588. The rates for each category are greater or lesser according to the age of the Insured when your policy is issued.

The surrender charge decreases each year over a period of 9 years from issue. If you surrender your policy after 9 Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Specified Death Benefit of your policy, as explained above.) The following table shows the 9-year surrender charge schedule for a male standard class age 45:

    POLICY YEAR        SURRENDER CHARGE PER $1,000

         1                        $15.88
         2                        $14.12
         3                        $12.35
         4                        $10.59
         5                        $ 8.82
         6                        $ 7.06
         7                        $ 5.29
         8                        $ 3.53
         9                        $ 1.76
        10+                       $ 0.00

Thus, in the example given above, if the policy were surrendered during the 7th Policy Year, the surrender charge would equal $529. The surrender charge decreases over the nine-year period by varying rates depending upon the issue age, sex and underwriting classification of the Insured.

SURRENDER CHARGE ON CHANGES IN SPECIFIED DEATH BENEFIT. If you increase the Specified Death Benefit of your policy, we will impose an additional surrender charge. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and rating class at the time of the increase, rather than at the time your policy was issued. Surrender charges will not be assessed to reduction in Specified Death Benefit.

The surrender charge on an increase also decreases over a 9-year period, starting from the effective date of the increase. If you surrender your policy or make a partial surrender, we separately calculate the surrender charge applicable to the Specified Death Benefit amount and each increase and add those amounts to determine the total surrender charge. If you decrease the Specified Death Benefit the applicable surrender charge remains the same. We include in your policy a table showing the surrender charge rates for each duration applicable to the policy. For additional information concerning the rates applicable to you, please consult your sales representative.

SURRENDER CHARGE ON PARTIAL SURRENDERS. If you take a partial surrender, we will deduct a portion of the then current surrender charge and the partial surrender fee from your partial surrender proceeds. The formula used to calculate the surrender charge on a partial surrender is as follows:

             PW - $25  x ASC
             --------
             PV - $25

         Where:

         PW      =      the total amount withdrawn, prior to any deductions;
         PV      =      the Policy Value prior to the partial surrender;
         $25     =      the partial surrender fee; and
         ASC     =      the then current surrender charge on a total surrender,
                        minus all surrender charges imposed on prior partial surrenders

                        *                *               *

The sales charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the policies over the life of the policies. However, the sales charge and surrender charge paid with respect to a particular policy may be higher or lower than the distribution expenses we incurred in connection with that policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the policies.

TRANSFER CHARGE. You may make 15 transfers free of charge in any Policy Year. The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge. We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

ILLUSTRATION CHARGE. At your request, we will provide you with one personalized illustration free of charge each Policy Year. We may charge a fee of up to $25 (to be paid in cash) for any additional illustration you may request.

RE-UNDERWRITING CHARGE. If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

RIDER CHARGES. If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the Fee Table on page 8. For a description of the optional riders see "Optional Insurance Benefits" beginning on page 30.

ADDITIONAL POLICY CHARGES. We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value. The Separate Account purchases shares of the portfolios at net asset value. Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets. For a summary of historical expenses of the portfolios, see the table called "Portfolio Expenses" above. For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

                            GENERAL POLICY PROVISIONS

STATEMENTS TO OWNERS. Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report. We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions. In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act. Please give us 30 days written notice of any address change. Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Service Center for more information.

LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium. A policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications. In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application.

In issuing a policy, we rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

SUICIDE. If an Insured commits suicide within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt. Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage. If an Insured commits suicide within two years of the effective date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex. If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

BENEFICIARY. You name the beneficiary(ies) in the application. You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named. We will provide a form to be signed and filed with us. Your request for a change in beneficiary will take effect when we record the change. Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise. The interest of any beneficiary who dies before the Insured(s) ends at his or her death. If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise. If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

ASSIGNMENT. You may assign your policy while it is in force. You must notify us of an assignment in writing. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the beneficiary may be affected by an assignment. An assignment may result in taxable income and a 10% penalty tax. You should consult your tax adviser before assigning your policy.

CREDITORS' CLAIMS. To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

DIVIDENDS. We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson of NY.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATION. We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance. We also reserve the right to change our administrative procedures consistent with the policy.

REDUCED PAID-UP INSURANCE. If you do not wish to pay any further premium payments, you may elect to purchase Reduced Paid-Up Insurance. Under this option, the death benefit is determined by applying the Policy Value as a net single premium at the Insured's Attained Age, gender and risk classification. The Reduced Paid-Up Insurance will have a policy value based on the Guaranteed Interest Rate on the Fixed Account, guaranteed monthly cost of insurance deductions based on the death benefit under this option and the guaranteed cost of insurance rates. The monthly policy fee and monthly administrative fee will not be deducted. For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

EXCHANGE TO A GENERAL ACCOUNT PRODUCT. During the first 18 months of your policy, or at any time there is a material change in the investment policy of the Separate Account and you object to such change, you have the option to convert without evidence of insurability to a substantially comparable general account product. In the case of material change in the investment policy of the Separate Account, the conversion must be requested within 60 days of the effective date of the change or the receipt of the notice of the options available, whichever is later. The new policy will be issued at the initial Specified Death Benefit, will have the same Issue Date and Issue Age as the original policy, and will be issued at the risk class of the new policy that is most comparable to that of the Insured under the original policy. Any incidental benefits that are included in the original policy will be included in the new policy, if available under that policy. An equitable premium or policy value adjustment will be made, taking into account the premiums and policy values of the original policy and the new policy. The suicide and contestability periods of the new policy will run from the issue date of the original policy. For more information, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.

                           FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is NOT intended as tax advice. You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the policy. You bear the complete risk that the policy may not be treated as a "life insurance contract" under federal income tax laws. We also have not considered any applicable state or other federal tax laws. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

TAXATION OF JACKSON OF NY AND THE SEPARATE ACCOUNT. Jackson of NY is taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Separate Account are taxed as part of the operations of Jackson of NY. Investment income and realized capital gains are not taxed to the extent that they are applied under the policy. Accordingly, we do not anticipate that Jackson of NY will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy). Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account. At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account. If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions. If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

JACKSON OF NY TAXATION. We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called "Federal (DAC) Tax Charge" under variable life insurance policies, but the "Federal (DAC) Tax Charge" merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called "Federal (DAC) tax charge" under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

TAX STATUS OF THE POLICY. The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences. In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance. If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance. We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service ("IRS").

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code requires the investments held under the policy to be "adequately diversified" in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes. We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested. If the investments held under the policy were not "adequately diversified," you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

OWNER CONTROL.  In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson of NY regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.


The policy will differ from the policies described in the Revenue Ruling in two respects. The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 46 Investment Divisions and at least one Fixed Account. The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.


The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances. Jackson of NY does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson of NY will be considered the owner, for federal income tax purposes, of the separate account assets.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies. See the following section entitled "Distributions" for a discussion of the taxability of such payments.

DISTRIBUTIONS. If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total premium and other consideration paid for the Policy, less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be distributed) from the Policy constitute income depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a "seven-pay" test as a modified endowment contract. A Policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test. Also, if a decrease in the Death Benefit occurs within seven years of a "material change," we will retest your policy for compliance as of the date of the "material change." Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex. Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

TAX TREATMENT OF PARTIAL SURRENDERS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your policy is a MEC, partial surrenders from your policy will be treated first as withdrawals of income and then as a recovery of premium. Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the policy. You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes. Charges for riders may be treated as withdrawal under these provisions. In addition, if you assign or pledge any portion of the value of your Policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code. These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

AGGREGATION OF POLICIES. All life insurance Policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.


POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS GENERALLY. If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy. Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Generally, you may not deduct interest paid on loans under the policy.

Finally, if your policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

TREATMENT BEYOND ATTAINED AGE 94. As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred. Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95. In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time. You should consult a qualified tax professional as an Insured approaches Attained Age 95.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance. We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE. This summary is not a complete discussion of the tax treatment of the policy. You should seek tax advice from an attorney who specializes in tax issues.

              DESCRIPTION OF JACKSON OF NY AND THE SEPARATE ACCOUNT

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK. Jackson of NY is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson of NY is admitted to conduct life insurance and annuity business in Delaware, Michigan and New York. Jackson of NY is ultimately a wholly owned subsidiary of Prudential plc in London, England.

THE SEPARATE ACCOUNT. The Separate Account was established on November 10, 1998 as a segregated asset account of Jackson of NY. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson of NY.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the policies are general corporate obligations of Jackson of NY.

The Separate Account is divided into Investment Divisions. The assets of each Investment Division are invested in the shares of one of the portfolios. We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges. In the future, we may use the Separate Account to fund other variable life insurance policies. We will account separately for each type of variable life insurance policy funded by the Separate Account.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the portfolios.

STATE REGULATION OF JACKSON OF NY. We are subject to the laws of New York and regulated by the New York Department of Insurance. We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end. We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                            DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC ("JNLD"), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, Jackson of NY's parent.

Commissions  are paid to  registered  representatives  who  sell  the  policies.
Information  on  commissions  can  be  found  in  the  Statement  of  Additional
Information. Where lower commissions are paid, we may also pay trail commissions. We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's mortality and expense risk charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support. They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products. They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct. While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement, assets under management and sales volume. Overrides are generally based on a fixed percentage of product sales. Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars. Examples of such payments include, but are not limited to, reimbursements for representative training or "due diligence" meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.
Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.


Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2008 from the Distributor in relation to the sale of our variable insurance products:

A.G. Edwards & Sons, Inc.
Centaurus Financial, Inc.
Commonwealth Financial Network
FSC Securities Corporation
Hantz Financial Services, Inc.
Intersecurities, Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
Lincoln Financial Securities Corporation
LPL Financial Corporation
National Planning Corporation
Next Financial Group, Inc.
Raymond James & Associates, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
SII Investments, Inc.
UBS Financial Services, Inc.
Wachovia Securities LLC
WaMu Investments, Inc.
Woodbury Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2008 from the Distributor in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.


Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

     o    Investment Centers of America, Inc., and

     o    Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson of NY and Jackson, its parent. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson of NY or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

                                LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. There are no material legal proceedings, other than the ordinary routine litigation incidental to the business to which Jackson of NY is a party. Jackson of NY is a wholly owned subsidiary of Jackson. Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present. Jackson has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson of NY on a non-material basis, or is being vigorously defended. Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable. Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2008, for information concerning such amounts that have been accrued. At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.


                              FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson of NY in the Statement of Additional Information. The financial statements of Jackson of NY that are included should be considered only as bearing upon Jackson of NY's ability to meet its contractual obligations under the policies. Jackson of NY's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;

     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.


You should know that your sales representative is independent of Jackson. He or she is responsible for the use and security of information you provide him or her. Please contact your sales representative if you have questions about his or her privacy policy.


SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. WE HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

                                GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this section.

1940 ACT - Investment Company Act of 1940, as amended.

ACCUMULATION UNIT - An accounting unit of measurement that we use to calculate the value in an Investment Division.

ALLOCATION DATE - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner). The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

ATTAINED AGE - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

BASE DEATH BENEFIT - The greater of the death benefit for the base coverage (as defined by the Specified Death Benefit and Death Benefit option) or the Minimum Death Benefit.

CASH SURRENDER VALUE - The Policy Value minus any applicable surrender charge, minus any Debt.

CODE - Internal Revenue Code of 1986, as amended.

COMMENCEMENT DATE - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

DAY 1 LOANS - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

DEATH BENEFIT - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit (or the Target Death Benefit if the Optional Additional Death Benefit Coverage is elected) you have chosen. If the Optional Additional Death Benefit Coverage is not elected, the Death Benefit equals the Base Death Benefit. If the Optional Additional Death Benefit Coverage is elected, the Death Benefit equals the Total Death Benefit.

DEATH BENEFIT PROCEEDS - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured. This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

DEBT - The sum of all unpaid policy loans and accrued interest.

EARNINGS - Your Policy Value reduced by total premiums paid.

FIXED ACCOUNT - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%. Assets allocated to the Fixed Account are part of our general account.

GRACE PERIOD - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force. We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

GUIDELINE PREMIUM - The maximum amount of premium you can contribute to your policy under the Code.

INSURED - The person whose life is insured under the policy.

INVESTMENT DIVISION - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund. The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

ISSUE DATE - The date Jackson of NY issued your policy and from which we measure contestability periods. It may be later than the Policy Date.

LOAN ACCOUNT - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

MINIMUM DEATH BENEFIT - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

MINIMUM PREMIUM - The minimum premium amount that must be paid during the first three Policy Years in order for the Net Policy Value (rather than the Cash Surrender Value) to be used to determine whether your Policy Value is sufficient to keep your policy in force.

MONTHLY ANNIVERSARY - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

MONTHLY DEDUCTION - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit. If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.

NET AMOUNT AT RISK - The net amount at risk is the amount on which cost of insurance charges are based.

NET POLICY VALUE - The Policy Value minus Debt.

NET PREMIUM - The premium less the Premium Charges.

OWNER - The person(s) having the privileges of ownership defined in the policy. The Owner(s) may or may not be the same person(s) as the Insured(s). If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY ANNIVERSARY - An annual anniversary of the Policy Date.

POLICY DATE - The effective date of insurance coverage under your policy. It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

POLICY VALUE - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

POLICY YEAR - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

PREMIUM  CHARGES - The sales  charge,  the premium  tax charge,  and the federal
(DAC) tax charge.

REQUIRED MONTHLY PREMIUM AMOUNT - The amount specified as such in your policy, if your policy includes the Guaranteed Minimum Death Benefit Rider. The Required Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the Guaranteed Minimum Death Benefit Rider.

RIGHT TO EXAMINE PERIOD - The minimum period of time during which you can cancel your policy, generally ten days (or sixty days in the case of a replacement) from the date your received your policy.

SEPARATE ACCOUNT - JNLNY Separate Account IV, the segregated asset account of Jackson of NY that funds the policies.

SERVICE CENTER - Jackson of NY Service Center, P.O. Box 30900, Lansing, Michigan 48909-8400, 1-800-599-5651 or Jackson of NY IMG Service Center, P.O. Box 30901, Lansing, Michigan 48909-8401, 1-888-464-7779. You can send express mail to the Jackson of NY Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the Jackson of NY IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

SPECIFIED DEATH BENEFIT - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

TARGET DEATH BENEFIT - The death benefit specified in the Optional Additional Death Benefit Coverage, adjusted for any changes in accordance with the terms of your policy.

TARGET PREMIUM - The premium amount used to determine the initial portion of the sales charge and sales compensation. This amount is set by the Company and varies by age, sex, Specified Death Benefit amount and underwriting classification.

TOTAL DEATH BENEFIT - The greater of the death benefit for (a) the base and Optional Additional Death Benefit Coverage (as defined by the Target Death Benefit and Death Benefit option) or (b) the Minimum Death Benefit.

WRITTEN REQUEST - A request in writing received by us at our Service Center that meets our requirements for completeness. A complete Written Request is said to be in good order.

VALUATION DAY - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Investment Divisions. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

                                   APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances. All examples assume a total partial surrender amount of $20,000 and a corridor percentage of 250%. See "Partial Surrenders" on page 33 for more information.

EXAMPLE 1. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where neither the Base Death Benefit nor the Total Death Benefit is in the corridor.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $40,000                               $20,000
Specified Death Benefit (A)          $200,000                              $180,000
Target Death Benefit (B)             $250,000                              $230,00
Minimum Death Benefit (C)            $100,000 ($40,000 x 250%)             $50,000 ($20,000 x 250%)
Base Death Benefit                   $200,000 (greater of A and C)         $180,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are reduced by $20,000, the total partial surrender amount. The amount of Additional Death Benefit coverage is unchanged at $50,000, the difference between the Total Death Benefit and the Base Death Benefit.

EXAMPLE 2. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $84,000                               $64,000
Specified Death Benefit (A)          $200,000                              $190,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $210,000 ($84,000 x 250%)             $160,000 ($64,000 x 250%)
Base Death Benefit                   $210,000 (greater of A and C)         $190,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender, while the Target Death Benefit is reduced by the total partial surrender amount. The Additional Death Benefit Coverage is unchanged as a result of the total partial surrender

EXAMPLE 3. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $90,000                               $70,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $225,000 ($90,000 x 250%)             $175,000 ($70,000 x 250%)
Base Death Benefit                   $225,000 (greater of A and C)         $200,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death Benefit is reduced by $20,000, the total partial surrender amount. The Additional Death Benefit Coverage adjusts from $25,000 to $30,000 as a result of the total partial surrender.

EXAMPLE 4. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit but greater than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $104,000                              $84,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $240,000
Minimum Death Benefit (C)            $260,000 ($104,000 x 250%)            $210,000 ($84,000 x 250%)
Base Death Benefit                   $260,000 (greater of A and C)         $210,000 (greater of A and C)
Total Death Benefit                  $260,000 (greater of B and C)         $240,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit. The Additional Death Benefit Coverage adjusts from $0 to $30,000 as a result of the total partial surrender.

EXAMPLE 5. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit and also less than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $110,000                              $90,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $250,000
Minimum Death Benefit (C)            $275,000 ($110,000 x 250%)            $225,000 ($90,000 x 250%)
Base Death Benefit                   $275,000 (greater of A and C)         $225,000 (greater of A and C)
Total Death Benefit                  $275,000 (greater of B and C)         $250,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are unchanged. The Additional Death Benefit Coverage adjusts from $0 to $25,000 as a result of the total partial surrender.

                                   APPENDIX B

                              BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2008 from the Distributor in relation to the sale of our variable insurance products.

1st Discount Brokerage, Inc.                 Capital Analysts, Inc.                    Essex National Securities
1st Global Capital Corp.                     Capital City Securities                   Feltl & Company
Abbott Bennett Group LLC                     Capital Financial Group                   Ferris Baker Watts, Inc.
A.G. Edwards & Sons, Inc.                    CCF Investments, Inc.                     FFP Securities, Inc.
Acorn Financial                              CCO Investment Services Corp.             Fifth Third Securities
Advantage Capital Corp.                      Centennial Securities Company             Financial Network Investment
Advisors Marketing, Inc.                     Centaurus Financial, Inc.                 First Allied Securities, Inc.
AIG Financial Advisors                       Century Securities                        First Brokerage America
Allegiant Securities                         CFD Investments, Inc.                     First Heartland Capital, Inc.
American General Securities                  Chevy Chase Securities                    First Independent Financial
American Investors Company                   Choice Investments, Inc.                  First Merit Insurance Agency
American Portfolios Financial                Colonial Brokerage                        FNB Brokerage Services
Ameriprise Advisor Services                  Colonial Financial Services               Fortune Financial Services
Ameritas Investment Corp.                    Colonial Investments Services             Founders Financial Securities
Apple Tree Investments                       Commonwealth Financial Network            Fox & Company Investments, Inc.
Askar Corp.                                  Community Bankers Securities              FSC Securities Corp.
Associated Securities Corp.                  Comprehensive Asset Management, Inc.      FTC Methods Inc.
AXA Advisors, LLC                            Coordinated Capital Securities            G.A. Repple and Company
BancWest Investment Services                 Countrywide Investment Services           G.W. Sherwold Associates, Inc.
BB&T Investment Services Inc.                Crowell, Weedon & Company                 GBA Financial Group, LLC
BCG Securities                               Crown Capital Securities L.P.             Geneos Wealth Management, Inc.
Bentley Lawrence Securities                  CUE Financial Group, Inc.                 GF Investment Services
Berthel Fisher & Company Financial Services  CUNA Brokerage Services, Inc.             GLP Investment Services
BFT Financial                                CUSO Financial Services                   Great American Advisors, Inc.
BOSC, Inc.                                   Cutter and Company                        Great Nation Investment Corp.
Brecek & Young Advisors, Inc.                D.A. Davidson & Company                   Great Southern Investments
Brewer Financial Services                    Dunwoody Brokerage Services, Inc.         Gunn Allen Financial, Inc.
Broad Street Securities                      E Planning Securities, Inc.               GWN Securities, Inc.
Broker Dealer Financial                      Economy Securities, Inc.                  H D Vest Investment Securities
Brookstone Securities                        EDI Financial, Inc.                       H&R Block Financial Advisors
Bueter & Company, Inc.                       Ensemble Financial Services               H. Beck, Inc.
Cadaret, Grant & Company                     Equable Securities Corp.                  Hantz Financial Services, Inc.
Calton & Associates, Inc.                    Equitas America                           Harbour Investment, Inc.
Cambridge Investment Research                Equity Services, Inc.                     Harger & Company
Cantella & Company                           ESI Financial                             Harold Dance Investments







Harvest Capital
Hazard & Siegel, Inc.                        Lasalle St Securities LLC                    O.N. Equity Sales Company
HBW Securities                               Legend Equities Corp.                        OneAmerica Securities
Heim, Young & Associates, Inc.               Leigh Baldwin & Company, LLC                 Oppenheimer & Company
Hornor Townsend & Kent, Inc.                 Lesko Securities, Inc.                       P.T. Bloyd & Associates
Huckin Financial Group, Inc.                 Liberty Partners Financial                   Pacific West
Huntington Investment Company                Life Investors Financial                     Packerland Brokerage Services
IMS Securities                               Lincoln Financial Securities Corp.           Park Avenue Securities
Independent Financial Group                  LPL Financial Corporation                    Paulson Investment Company
Infinex Investments                          Madison Ave Securities                       Peak Securities
ING Financial                                Main Street Securities                       Pension Planners Securities
Institutional Securities Corp.               Medallion Investment Services Inc.           Peoples Securities
InterCarolina Financial Services             Merrimac Corporate Securities Inc.           Planmember Securities
Intersecurities, Inc.                        Metlife Securities                           Prime Capital Services Inc.
Intervest International                      Michigan Securities Inc.                     Prime Financial Services
Invest Financial Corp.                       Mid Atlantic Securities Inc.                 Primevest
Investacorp, Inc.                            Milkie/Ferguson Investments                  Pro Equities, Inc.
Investment Center, Inc.                      MML Investors Services Inc.                  Professional Asset Management
Investment Centers of America, Inc.          Money Concepts Capital Corp.                 Prospera Financial Services, Inc.
Investment Professionals, Inc.               Moors & Cabot Inc.                           Purshe Kaplan Sterling
Investors Capital Corp.                      Morgan Keegan & Company                      Qa3 Financial Corp.
J P Turner & Company, LLC                    Morgan Peabody, Inc.                         Questar Capital Corp.
J.J.B. Hilliard, W.L. Lyons, LLC             Multi-Financial Securities Corp.             R.L. Harger & Associates Inc.
J.W. Cole Financial, Inc.                    Mutual Service Corp.                         Raymond James & Associates, Inc.
Janney Montgomery Scott, LLC                 National Planning Corporation                RBC Capital Markets Corp.
Jefferson Pilot Securities Corp.             National Securities Corp.                    RC Dunwoody & Associates Inc.
John James Investments, Inc.                 New England Securities                       Regal Securities Inc.
Kalos Capital, Inc.                          Newbridge Securities Corp.                   Resource Horizons Group
KCD Financial                                Next Financial Group, Inc.                   Riderwood Group
Key Investments                              NFP Securities, Inc.                         River Stone Wealth Management
KMS Financial                                North Atlantic Securities LLC                RNR Securities LLC
Koehler Financial, LLC                       North Ridge Securities Corp.                 Robert W Baird & Company, Inc.
Kovack Securities, Inc.                      NYLife Securities LLC                        Roche Securities Sales
Labrunerie Financial, Inc.
Landolt Securities, Inc.

Royal Alliance Associates, Inc.                       Triune Capital Advisors
Sammons Securities Company, Inc.                      Trustmont Financial Group
Schlitt Investor Services, Inc.                       UBS Financial Services, Inc.
Scott & Stringfellow, Inc.                            UnionBanc Investment Services LLC
Securian Financial Services                           United Equity Securities
Securities America, Inc.                              United Planners Financial
Securities Service Network                            USA Advanced Planners, Inc.
Sicor Securities, Inc.                                USA Financial Securities Corp.
Sigma Financial Corp.                                 UVEST Corp.
Signator Investors, Inc.                              Valmark Securities, Inc.
SII Investments, Inc.                                 Vanderbilt Securities LLC
Sorrento Pacific                                      VSR Financial Services, Inc.
South West Securities Financial Services, Inc.        Wachovia Securities LLC
Spectrum Capital                                      Wall Street Financial Group
Spire Securities LLC                                  Walnut Street Securities
Stanford Group Company                                WaMu Investments, Inc.
Sterne Agee Financial Services                        Waterstone Financial Group
Stifel Nicolaus & Company                             Webster Investments
Strategic Financial Alliance                          Wedbush Morgan Securities
Summit Alliance Securities LLC                        Western Equity Group
Summit Brokerage Services, Inc.                       Western International Securities, Inc.
Summit Equities Inc.                                  Wilmington Brokerage Services
Sunset Financial Services, Inc.                       Woodbury Financial Services, Inc.
Syndicated Capital Inc.                               Workman Securities Corp.
Synergy Investment Group                              World Equity Group, Inc.
TFS Securities Inc.                                   World Financial Group
The Leaders Group                                     World Group Securities, Inc.
Thomas McDonald Partners                              WRP Investments, Inc.
Thrivent Investment Management                        Wunderlich Securities
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Triad Advisors, Inc.


                                   APPENDIX C


TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

"JNL(R)," "Jackson National(R)" and "JacksonSM" are trademarks or service marks of Jackson National Life Insurance Company.

"Dow Jones," "Dow Jones Industrial AverageSM," "Dow Jones Select Dividend IndexSM," "DJIASM," "The DowSM" and "the Dow 10SM" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to the annuity and Jackson, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the following funds:

JNL/Mellon Capital Management JNL 5 Fund;
JNL/Mellon Capital Management VIP Fund;
JNL/Mellon Capital Management JNL Optimized 5 Fund;
JNL/Mellon Capital Management Communications Sector Fund;
JNL/Mellon Capital Management Consumer Brands Sector Fund;
JNL/Mellon Capital Management Financial Sector Fund;
JNL/Mellon Capital Management Healthcare Sector Fund;
JNL/Mellon Capital Management Oil & Gas Sector Fund; and
JNL/Mellon Capital Management Technology Sector Fund.

DOW JONES DOES NOT:

     * Sponsor, endorse, sell or promote the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital
          Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

     * Recommend that any person invest in the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital
          Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other securities.

     * Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon
          Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital
          Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

     * Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital
          Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

     * Consider the needs of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or the owners of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon
          Capital  Management  Healthcare  Sector Fund, the  JNL/Mellon  Capital
          Management Oil & Gas Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.



--------------------------------------------------------------------------------


DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, OR THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND. SPECIFICALLY,

     * DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

          * THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE
               JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE
               JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE
               JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT
               COMMUNICATIONS  SECTOR FUND,  THE JNL/MELLON  CAPITAL  MANAGEMENT
               CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

          *    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

          * THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

          * DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

          * UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER THIRD PARTIES.

--------------------------------------------------------------------------------


Goldman Sachs is a registered service mark of Goldman, Sachs & Co.


The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The  Nasdaq-100(R),"   "Nasdaq-100  Index(R),"  "Nasdaq  Stock  Market(R)"  and
"Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital
Management VIP Fund. The JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND IS NOT PROMOTED, SPONSORED OR ENDORSED BY, NOR IN ANY WAY AFFILIATED WITH RUSSELL INVESTMENT GROUP ("RUSSELL"). RUSSELL IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND NOR ANY ASSOCIATED LITERATURE OR
PUBLICATIONS AND RUSSELL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THEIR ACCURACY, OR COMPLETENESS, OR OTHERWISE.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

RUSSELL'S PUBLICATION OF THE RUSSELL INDEXES IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY RUSSELL AS TO THE ATTRACTIVENESS OR APPROPRIATENESS OF INVESTMENT IN ANY OR ALL SECURITIES UPON WHICH THE RUSSELL INDEXES ARE BASED. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "S&P MidCap 400 Index," "S&P 500/Citigroup Value Index," "S&P MidCap 400/Citigroup Value Index," and the "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson. The JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor's Index are not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC, a wholly owned subsidiary of The McGraw-Hill Companies, Inc. ("S&P") and its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in these Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson. The JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund. Jackson is not affiliated with any Value Line Company.

                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800 599-5651 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this prospectus.


We have filed a Statement of Additional Information with the Securities and Exchange Commission. The Statement of Additional Information that relates this prospectus is dated April 6, 2009. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.


We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC. Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549.


       Investment Company Act File No. 811-09933

                       STATEMENT OF ADDITIONAL INFORMATION


                                  APRIL 6, 2009



           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

             JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)

                             IN CONNECTION WITH ITS

                            JNLNY SEPARATE ACCOUNT IV






This Statement of Additional Information is not a prospectus. This Statement of Additional Information contains additional information about the Policies described above that you may find useful. You should read it together with the Prospectus for the Policies. The date of the Prospectus to which this Statement of Additional Information relates is April 6, 2009. You may obtain a copy of the Prospectus without charge by calling us toll-free at 1-800-599-5651 or by writing to us at the following address.



               Jackson National Life Insurance Company of New York
                                 P.O. Box 30900
                             Lansing, MI 48909-8400

                                TABLE OF CONTENTS


                                                                            PAGE

GENERAL INFORMATION AND HISTORY                                                1

SERVICES                                                                       4

DISTRIBUTOR                                                                    4

DISTRIBUTION OF THE POLICIES                                                   4

PERFORMANCE DATA                                                               5

ILLUSTRATION OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES        5

FINANCIAL STATEMENTS                                                          11

                         GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company of New York ("Jackson of NYSM") is a stock life insurance company organized under the laws of the state of New York in July 1995. In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson of NY is a wholly owned subsidiary of Jackson National Life Insurance Company(R) and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

JNLNY Separate Account IV (the "Separate Account") was established in November 1998 as a segregated asset account of Jackson of NY. The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.


TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The  Nasdaq-100(R),"   "Nasdaq-100  Index(R),"  "Nasdaq  Stock  Market(R)"  and
"Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management JNL Optimized 5 Fund, or the JNL/Mellon Capital
Management VIP Fund. The JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The JNL/Mellon Capital Management S&P Divisions and JNL/S&P Divisions, and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor's Index are not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC ("S&P"), a wholly owned subsidiary of The McGraw-Hill Companies, Inc. and its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index, or any other S&P Index to track general stock market performance. S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P, the S&P 500(R) Index, and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions. S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 Index, the S&P 400 Index, or any other S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Jackson has entered into a License Agreement with Value Line(R). Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor. VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

                                    SERVICES

The financial statements of JNLNY Separate Account IV and Jackson National Life Insurance Company of New York for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 303 E. Wacker Drive, Chicago, IL 60601.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson of NY, and are included in reliance upon her opinion as to their reasonableness.

                                   DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors LLC ("JNLD"), a subsidiary of Jackson National Life Insurance Company. JNLD is located at 7601 Technology Way, Denver, Colorado 80237. The Policies are offered on a continuous basis. However, Jackson of NY reserves the right to discontinue offering the Policies at any time.


The aggregate amount of underwriting commissions paid to broker/dealers was $124,897 in 2006, $5,304 in 2007 and $3,066 in 2008. JNLD did not retain any portion of the commissions.


                          DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policies may earn approximately 90% (up to 50% sales commission plus up to 40% expense allowance) of all premiums up to the first year Target Premium, plus up to 3.00% of any additional premiums paid in excess of that amount. Registered representatives also may be eligible for trail compensation of up to 0.15% on Policies that have been in force for at least twelve months. Jackson of NY may also pay up to 5% of all premiums up to the first year Target Premium as a broker dealer concession in the first Policy Year. From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation. Jackson of NY pays all such commissions and incentives.

                                PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the underlying portfolios for the periods shown and represent the average annual total return for that period. The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the portfolios and the deduction of the current mortality and expense risk charge applicable under the Policy for the first ten Policy Years. The guaranteed mortality & expense risk charge is higher and the current mortality & expense risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, surrender charges, or other policy charges. IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

No performance information is available since the Class B shares of the underlying portfolio has not commenced operations as of December 31, 2003. Performance data may be shown for the period from the commencement of Policy sales, which is when the separate account will commence operations.

                         ILLUSTRATION OF DEATH BENEFITS,
                     POLICY VALUES AND CASH SURRENDER VALUES

The following tables illustrate how values under a Policy change with the investment experience of the Portfolios. The tables illustrate how the Death Benefits, Policy Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Policy Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Policy Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Portfolios, as a result of the expenses paid by the Portfolios and the charges deducted from the Investment Divisions. The net investment returns reflect the deduction of the Portfolio investment management fees and other Portfolio expenses at an annual effective rate of 0.70%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193% respectively, on a guaranteed basis, and -1.590%, 4.357% and 10.303%, respectively, on a current basis during years one through ten, -0.948%, 5.037% and 11.022% respectively, on a current basis during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, on a current basis during years twenty-one and thereafter.

The tables illustrate the Death Benefits, Policy Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken. The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds. Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Policy Values, and Cash Surrender Values than those illustrated. Females generally have a more favorable cost of insurance rate structure than males and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables. These charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily mortality and expense risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The sales charge is currently 6% of Target Premium for the first five Policy Years and 4% thereafter. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium). The sales charge is currently 2% of premium in excess of the Target Premium for issue ages 70 and older in years 1-3 only. The sales charge is guaranteed not to exceed 6% of all premium. The premium tax charge and federal (DAC) tax charge are 2% and 1.5% of each premium, respectively. The mortality and expense risk charge is currently equivalent to an annual effective rate of 0.90% and 0.25% for Policy Years 1-10 and 11-20, respectively, and 0.00% thereafter. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly administrative fee is $0.07 per month per $1,000 of Specified Death Benefit for Policy Years 1-10 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured. Cash Surrender Values reflect any applicable Surrender Charges.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income against the Separate Account, since we are not currently making this charge. However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables. The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                 Flexible Premium Variable Life Insurance Policy
                     Male Preferred Non-tobacco Issue Age 45
                            $7,146.00 Annual Premium
            $450,000 Specified Death Benefit (Death Benefit Option A)
                           GUARANTEED MAXIMUM CHARGES

          ---------------------------------- --------------------------------- ---------------------------------------
          0% Hypothetical Gross Investment        6% Hypothetical Gross          12% Hypothetical Gross Investment
                       Return                       Investment Return                          Return
                    (-1.688% Net)                      (4.252% Net)                        (10.193% Net)
========= ---------------------------------- --------------------------------- ---------------------------------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


 Policy    Policy      Cash        Death      Policy      Cash        Death      Policy         Cash         Death
  Year     Value     Surrender    Benefit     Value     Surrender    Benefit      Value      Surrender      Benefit
                       Value                              Value                                Value
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   1         3,801            0     450,000     4,103            0    450,000        4,406             0      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   2         7,392        1,038     450,000     8,232        1,878    450,000        9,111         2,757      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   3        10,766        5,209     450,000    12,379        6,821    450,000       14,137         8,579      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   4        14,009        9,244     450,000    16,631       11,865    450,000       19,608        14,843      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   5        17,013       13,044     450,000    20,882       16,913    450,000       25,461        21,492      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   6        19,772       16,595     450,000    25,124       21,947    450,000       31,728        28,551      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   7        22,252       19,872     450,000    29,322       26,941    450,000       38,423        36,042      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   8        24,429       22,841     450,000    33,447       31,858    450,000       45,571        43,982      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   9        26,271       25,479     450,000    37,464       36,672    450,000       53,193        52,401      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   10       27,741       27,741     450,000    41,331       41,331    450,000       61,313        61,313      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   11       29,141       29,141     450,000    45,355       45,355    450,000       70,320        70,320      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   12       30,118       30,118     450,000    49,184       49,184    450,000       79,958        79,958      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   13       30,659       30,659     450,000    52,800       52,800    450,000       90,302        90,302      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   14       30,738       30,738     450,000    56,170       56,170    450,000      101,432       101,432      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   15       30,322       30,322     450,000    59,254       59,254    450,000      113,435       113,435      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   16       29,356       29,356     450,000    61,991       61,991    450,000      126,399       126,399      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   17       27,774       27,774     450,000    64,306       64,306    450,000      140,425       140,425      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   18       25,489       25,489     450,000    66,105       66,105    450,000      155,624       155,624      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   19       22,396       22,396     450,000    67,272       67,272    450,000      172,126       172,126      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   20       18,388       18,388     450,000    67,686       67,686    450,000      190,102       190,102      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   25        **         **           **        53,623       53,623    450,000      311,882       311,882      450,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   30        **         **           **         **         **          **          529,239       529,239      566,286
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   35        **         **           **         **         **          **          885,813       885,813      930,103
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   40        **         **           **         **         **          **        1,438,832     1,438,832    1,510,773
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   45        **         **           **         **         **          **        2,272,391     2,272,391    2,386,011
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   50        **         **           **         **         **          **        3,596,787     3,596,787    3,632,755
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   55        **         **           **         **         **          **        5,886,276     5,886,276    5,886,276
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period. The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson National or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                        JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                                          Flexible Premium Variable Life Insurance Policy
                                              Male Preferred Non-tobacco Issue Age 45
                                                      $7,146.00 Annual Premium
                                     $450,000 Specified Death Benefit (Death Benefit Option A)
                                                          CURRENT CHARGES

           ---------------------------------- ----------------------------------------- --------------------------------------------
           0% Hypothetical Gross Investment   6% Hypothetical Gross Investment Return     12% Hypothetical Gross Investment Return
                        Return

           ---------------------------------- ----------------------------------------- --------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

 Policy     Policy       Cash        Death       Policy         Cash          Death        Policy      Cash Surrender      Death
  Year       Value     Surrender    Benefit      Value        Surrender      Benefit        Value          Value          Benefit
                         Value                                  Value
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    1          5,164            0    450,000         5,510              0      450,000          5,857               0        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    2         10,149        3,795    450,000        11,160          4,806      450,000         12,214           5,860        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    3         14,980        9,423    450,000        16,982         11,425      450,000         19,152          13,595        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    4         19,833       15,068    450,000        23,161         18,396      450,000         26,915          22,149        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    5         24,618       20,649    450,000        29,622         25,653      450,000         35,494          31,525        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    6         29,472       26,295    450,000        36,522         33,345      450,000         45,127          41,950        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    7         34,222       31,841    450,000        43,699         41,318      450,000         55,736          53,356        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    8         38,898       37,310    450,000        51,197         49,608      450,000         67,455          65,867        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    9         43,503       42,711    450,000        59,031         58,239      450,000         80,401          79,609        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   10         48,023       48,023    450,000        67,202         67,202      450,000         94,690          94,690        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   11         53,100       53,100    450,000        76,530         76,530      450,000        111,507         111,507        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   12         57,958       57,958    450,000        86,174         86,174      450,000        130,057         130,057        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   13         62,583       62,583    450,000        96,140         96,140      450,000        150,538         150,538        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   14         66,987       66,987    450,000       106,464        106,464      450,000        173,197         173,197        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   15         71,176       71,176    450,000       117,174        117,174      450,000        198,306         198,306        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   16         75,272       75,272    450,000       128,408        128,408      450,000        226,254         226,254        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   17         79,189       79,189    450,000       140,122        140,122      450,000        257,326         257,326        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   18         82,916       82,916    450,000       152,339        152,339      450,000        291,902         291,902        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   19         86,536       86,536    450,000       165,165        165,165      450,000        330,458         330,458        450,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   20         90,052       90,052    450,000       178,641        178,641      450,000        373,476         373,476        455,641
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   25        105,791      105,791    450,000       259,428        259,428      450,000        678,627         678,627        787,207
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   30        114,908      114,908    450,000       364,992        364,992      450,000      1,197,180       1,197,180      1,280,983
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   35        111,023      111,023    450,000       506,596        506,596      531,926      2,080,344       2,080,344      2,184,361
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   40         80,940       80,940    450,000       688,267        688,267      722,681      3,569,590       3,569,590      3,748,070
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   45         **          **          **           915,816        915,816      961,606      6,054,249       6,054,249      6,356,962
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   50         **          **          **         1,208,052      1,208,052    1,220,133     10,252,620      10,252,620     10,355,147
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   55         **          **          **         1,601,835      1,601,835    1,601,835     17,556,125      17,556,125     17,556,125
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

7. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.590%, 4.357% and 10.303%, respectively, during years one through ten, -0.948%, 5.037% and 11.022% respectively, during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, during years twenty-one and thereafter.

The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson of NY or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS


In the pages that follow are the financial statements of the Separate Account as of December 31, 2008 and Jackson of NY as of December 31, 2008, 2007, and 2006, and the accompanying Independent Registered Public Accounting Firm's Reports. The financial statements of Jackson National Life of NY included herein should be considered only as bearing upon the ability of Jackson National Life of NY to meet its obligations under the Policies. Jackson National Life of NY's financial statements do not bear on the investment experience of the assets held in the Separate Account.

                            JNLNY Separate Account IV

                                     [LOGO]

                              Financial Statements

                                December 31, 2008

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2008

                                                                                                                   JNL/Capital
                                       JNL/AIM Global       JNL/AIM            JNL/AIM            JNL/AIM        Guardian Global
                                         Real Estate      International       Large Cap          Small Cap           Balanced
                                          Portfolio     Growth Portfolio   Growth Portfolio   Growth Portfolio      Portfolio
                                       --------------   ----------------   ----------------   ----------------   ---------------
Assets
Investments, at value (a)              $        2,165   $          4,175   $          1,539   $          5,389   $         4,186
Receivables:
   Investment securities sold                      --                 --                 --                 --                --
   Sub-account units sold                          --                 --                 --                 --                --
                                       --------------   ----------------   ----------------   ----------------   ---------------
Total assets                                    2,165              4,175              1,539              5,389             4,186
                                       --------------   ----------------   ----------------   ----------------   ---------------

Liabilities
Payables:
   Investment securities purchased                 --                 --                 --                 --                --
   Sub-account units redeemed                      --                 --                 --                 --                --
   Insurance fees due to Jackson
     of New York                                   --                 --                 --                 --                --
                                       --------------   ----------------   ----------------   ----------------   ---------------
 Total liabilities                                 --                 --                 --                 --                --
                                       --------------   ----------------   ----------------   ----------------   ---------------
 Net assets (Note 5)                   $        2,165   $          4,175   $          1,539   $          5,389   $         4,186
------------------------------------   ==============   ================   ================   ================   ===============

(a)  Investment shares                            371                593                176                709               557
     Investments at cost               $        4,563   $          7,280   $          2,124   $          8,633   $         6,315

                                           JNL/Capital       JNL/Capital
                                         Guardian Global    Guardian U.S.     JNL/Eagle         JNL/Eagle         JNL/Franklin
                                          Diversified       Growth Equity    Core Equity     SmallCap Equity       Templeton
                                       Research Portfolio     Portfolio       Portfolio         Portfolio       Income Portfolio
                                       ------------------   -------------   -------------   ----------------   -----------------
Assets
Investments, at value (a)              $            1,771   $          --   $          --   $          5,291   $              --
Receivables:
   Investment securities sold                          --              --              --                 --                  --
   Sub-account units sold                              --              --              --                 --                  --
                                       ------------------   -------------   -------------   ----------------   -----------------
Total assets                                        1,771              --              --              5,291                  --
                                       ------------------   -------------   -------------   ----------------   -----------------

Liabilities
Payables:
   Investment securities purchased                     --              --              --                 --                  --
   Sub-account units redeemed                          --              --              --                 --                  --
   Insurance fees due to Jackson
     of New York                                       --              --              --                 --                  --
                                       ------------------   -------------   -------------   ----------------   -----------------
 Total liabilities                                     --              --              --                 --                  --
                                       ------------------   -------------   -------------   ----------------   -----------------
 Net assets (Note 5)                   $            1,771   $          --   $          --   $          5,291   $              --
------------------------------------   ==================   =============   =============   ================   =================

(a)  Investment shares                                115              --              --                438                  --
     Investments at cost               $            2,412   $          --   $          --   $          8,805   $              --

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2008

                                         JNL/Franklin          JNL/              JNL/              JNL/
                                          Templeton       Goldman Sachs      Goldman Sachs     Goldman Sachs       JNL/JPMorgan
                                          Small Cap         Core Plus          Mid Cap         Short Duration     International
                                       Value Portfolio    Bond Portfolio    Value Portfolio    Bond Portfolio    Value Portfolio
                                       ---------------   ---------------   ----------------   ---------------   -----------------
Assets
Investments, at value (a)              $         2,007   $         3,837   $             --   $            --   $           1,894
Receivables:
   Investment securities sold                       --                --                 --                --                  --
   Sub-account units sold                           --                --                 --                --                  --
                                       ---------------   ---------------   ----------------   ---------------   -----------------
Total assets                                     2,007             3,837                 --                --               1,894
                                       ---------------   ---------------   ----------------   ---------------   -----------------

Liabilities
Payables:
   Investment securities purchased                  --                --                 --                --                  --
   Sub-account units redeemed                       --                --                 --                --                  --
   Insurance fees due to Jackson
     of New York                                    --                --                 --                --                  --
                                       ---------------   ---------------   ----------------   ---------------   -----------------
 Total liabilities                                  --                --                 --                --                 --
                                       ---------------   ---------------   ----------------   ---------------   -----------------
 Net assets (Note 5)                   $         2,007   $         3,837   $             --   $            --   $           1,894
------------------------------------   ===============   ===============   ================   ===============   =================

(a)  Investment shares                             307               354                 --                --                 325
     Investments at cost               $         3,377   $         4,191   $             --   $            --   $           3,556

                                                          JNL/JPMorgan
                                         JNL/JPMorgan    U.S. Government      JNL/Lazard         JNL/Lazard         JNL/Lazard
                                        MidCap Growth    & Quality Bond    Emerging Markets       Mid Cap            Small Cap
                                          Portfolio         Portfolio         Portfolio       Equity Portfolio   Equity Portfolio
                                       ---------------   ---------------   ----------------   ----------------   ----------------
Assets
Investments, at value (a)              $         3,633   $         4,469   $             --   $         10,152   $         12,507
Receivables:
   Investment securities sold                       --                --                 --                 --                 --
   Sub-account units sold                           --                --                 --                 --                 --
                                       ---------------   ---------------   ----------------   ----------------   ----------------
Total assets                                     3,633             4,469                 --             10,152             12,507
                                       ---------------   ---------------   ----------------   ----------------   ----------------

Liabilities
Payables:
   Investment securities purchased                  --                --                 --                 --                 --
   Sub-account units redeemed                       --                --                 --                 --                 --
   Insurance fees due to Jackson
     of New York                                    --                --                 --                 --                 --
                                       ---------------   ---------------   ----------------   ----------------   ----------------
 Total liabilities                                  --                --                 --                 --                 --
                                       ---------------   ---------------   ----------------   ----------------   ----------------
 Net assets (Note 5)                   $         3,633   $         4,469   $             --   $         10,152   $         12,507
------------------------------------   ===============   ===============   ================   ================   ================

(a)  Investment shares                             323               352                 --              1,471              2,024
     Investments at cost               $         5,718   $         4,244   $             --   $         19,510   $         25,065

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2008

                                                                                                            JNL/MCM
                                                       JNL/MCM         JNL/MCM            JNL/MCM           Enhanced
                                         JNL/MCM      Bond Index    Communications     Consumer Brands    S&P 500 Stock
                                       25 Portfolio    Portfolio   Sector Portfolio   Sector Portfolio   Index Portfolio
                                       ------------   ----------   ----------------   ----------------   ---------------
Assets
Investments, at value (a)              $         --   $       --   $            120   $             --   $         2,600
Receivables:
   Investment securities sold                    --           --                 --                 --                --
   Sub-account units sold                        --           --                 --                 --                --
                                       ------------   ----------   ----------------   ----------------   ---------------
Total assets                                     --           --                120                 --             2,600
                                       ------------   ----------   ----------------   ----------------   ---------------

Liabilities
Payables:
   Investment securities purchased               --           --                 --                 --                --
   Sub-account units redeemed                    --           --                 --                 --                --
   Insurance fees due to Jackson
     of New York                                 --           --                 --                 --                --
                                       ------------   ----------   ----------------   ----------------   ---------------
 Total liabilities                               --           --                 --                 --                --
                                       ------------   ----------   ----------------   ----------------   ---------------
 Net assets (Note 5)                   $         --   $       --   $            120   $             --   $         2,600
------------------------------------   ============   ==========   ================   ================   ===============

(a)  Investment shares                           --           --                 53                 --               588
     Investments at cost               $         --   $       --   $            204   $             --   $         4,474

                                           JNL/MCM             JNL/MCM           JNL/MCM        JNL/MCM       JNL/MCM
                                          Financial          Healthcare       International      JNL 5     JNL Optimized
                                       Sector Portfolio   Sector Portfolio   Index Portfolio   Portfolio    5 Portfolio
                                       ----------------   ----------------   ---------------   ---------   -------------
Assets
Investments, at value (a)              $          7,491   $          6,198   $         2,668   $ 157,349   $       7,295
Receivables:
   Investment securities sold                        --                 --                --           4              --
   Sub-account units sold                            --                 --                --          --              --
                                       ----------------   ----------------   ---------------   ---------   -------------
Total assets                                      7,491              6,198             2,668     157,353           7,295
                                       ----------------   ----------------   ---------------   ---------   -------------

Liabilities
Payables:
   Investment securities purchased                    --                --                --          --              --
   Sub-account units redeemed                         --                --                --          --              --
   Insurance fees due to Jackson
     of New York                                      --                --                --           4              --
                                       ----------------   ----------------   ---------------   ---------   -------------
 Total liabilities                                    --                --                --           4              --
                                       ----------------   ----------------   ---------------   ---------   -------------
 Net assets (Note 5)                   $          7,491   $          6,198   $         2,668   $ 157,349   $       7,295
------------------------------------   ================   ================   ===============   =========   =============

(a)  Investment shares                            1,372                652               276      24,858           1,239
     Investments at cost               $         15,628   $          7,982   $         4,440   $ 271,012   $      14,339

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2008

                                          JNL/MCM           JNL/MCM           JNL/MCM            JNL/MCM           JNL/MCM
                                         Oil & Gas       S&P 400 MidCap       S&P 500       Select Small-Cap      Small Cap
                                     Sector Portfolio   Index Portfolio   Index Portfolio       Portfolio      Index Portfolio
                                     ----------------   ---------------   ---------------   ----------------   ---------------
Assets
Investments, at value (a)            $          8,599   $         1,775   $        18,682   $             --   $           430
Receivables:
   Investment securities sold                      --                --                --                 --                --
   Sub-account units sold                          --                --                --                 --                --
                                     ----------------   ---------------   ---------------   ----------------   ---------------
Total assets                                    8,599             1,775            18,682                  -               430
                                     ----------------   ---------------   ---------------   ----------------   ---------------

Liabilities
Payables:
   Investment securities purchased                 --                --                --                 --                --
   Sub-account units redeemed                      --                --                --                 --                --
   Insurance fees due to Jackson
     of New York                                   --                --                --                 --                --
                                     ----------------   ---------------   ---------------   ----------------   ---------------
 Total liabilities                                 --                --                --                 --                --
                                     ----------------   ---------------   ---------------   ----------------   ---------------
 Net assets (Note 5)                 $          8,599   $         1,775   $        18,682   $             --   $           430
----------------------------------   ================   ===============   ===============   ================   ===============

(a)  Investment shares                            416               215             2,439                 --                53
     Investments at cost             $         12,439   $         3,081   $        26,008   $             --   $           736

                                                                             JNL/                            JNL/
                                          JNL/MCM                        Oppenheimer       JNL/PIMCO      PPM America
                                        Technology         JNL/MCM      Global Growth    Total Return    Core Equity
                                     Sector Portfolio   VIP Portfolio     Portfolio     Bond Portfolio     Portfolio
                                     ----------------   -------------   -------------   --------------   ------------
Assets
Investments, at value (a)            $          8,168   $      56,170   $      28,842   $        2,452   $        383
Receivables:
   Investment securities sold                      --               1               1               --             --
   Sub-account units sold                          --              --              --               --             --
                                     ----------------   -------------   -------------   --------------   ------------
Total assets                                    8,168          56,171          28,843            2,452            383
                                     ----------------   -------------   -------------   --------------   ------------

Liabilities
Payables:
   Investment securities purchased                 --              --              --               --             --
   Sub-account units redeemed                      --              --              --               --             --
   Insurance fees due to Jackson
     of New York                                   --               1               1               --             --
                                     ----------------   -------------   -------------   --------------   ------------
 Total liabilities                                 --               1               1               --             --
                                     ----------------   -------------   -------------   --------------   ------------

 Net assets (Note 5)                 $          8,168   $      56,170   $      28,842   $        2,452   $        383
----------------------------------   ================   =============   =============   ==============   ============

(a)  Investment shares                          2,057          11,079           4,080              210             31
     Investments at cost             $         12,786   $     104,491   $      47,664   $        2,590   $        626

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2008

                                          JNL/            JNL/
                                       PPM America     PPM America   JNL/Select   JNL/Select
                                       High Yield     Value Equity    Balanced    Money Market
                                     Bond Portfolio     Portfolio     Portfolio     Portfolio
                                     --------------   ------------   ----------   ------------
Assets
Investments, at value (a)            $        3,439   $         --   $    1,610   $        389
Receivables:
   Investment securities sold                    --             --           --             --
   Sub-account units sold                        --             --           --             --
                                     --------------   ------------   ----------   ------------
Total assets                                  3,439             --        1,610            389
                                     --------------   ------------   ----------   ------------

Liabilities
Payables:
   Investment securities purchased               --             --           --             --
   Sub-account units redeemed                    --             --           --             --
   Insurance fees due to Jackson
     of New York                                 --             --           --             --
                                     --------------   ------------   ----------   ------------
 Total liabilities                               --             --           --             --
                                     --------------   ------------   ----------   ------------
 Net assets (Note 5)                 $        3,439   $         --   $    1,610   $        389
----------------------------------   ==============   ============   ==========   ============

(a)  Investment shares                          708             --          123            389
     Investments at cost             $        5,496   $         --   $    2,024   $        389

                                         JNL/           JNL/T.Rowe         JNL/T.Rowe       JNL/T.Rowe
                                     Select Value   Price Established     Price Mid-Cap    Price Value
                                       Portfolio     Growth Portfolio   Growth Portfolio    Portfolio
                                     ------------   -----------------   ----------------   -----------
Assets
Investments, at value (a)            $        114   $          18,507   $          9,893   $       432
Receivables:
   Investment securities sold                  --                  --                 --            --
   Sub-account units sold                      --                  --                 --            --
                                     ------------   -----------------   ----------------   -----------
Total assets                                  114              18,507              9,893           432
                                     ------------   -----------------   ----------------   -----------

Liabilities
Payables:
   Investment securities purchased             --                  --                 --            --
   Sub-account units redeemed                  --                  --                 --            --
   Insurance fees due to Jackson
     of New York                               --                  --                 --            --
                                     ------------   -----------------   ----------------   -----------
 Total liabilities                             --                  --                 --            --
                                     ------------   -----------------   ----------------   -----------
 Net assets (Note 5)                 $        114   $          18,507   $          9,893   $       432
----------------------------------   ============   =================   ================   ===========

(a)  Investment shares                          9               1,443                601            61
     Investments at cost             $        157   $          27,205   $         16,311   $       788

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2008

                                                                                                                    JNL/Capital
                                            JNL/AIM Global       JNL/AIM           JNL/AIM           JNL/AIM      Guardian Global
                                              Real Estate     International       Large Cap         Small Cap         Balanced
                                               Portfolio    Growth Portfolio  Growth Portfolio  Growth Portfolio     Portfolio
                                            --------------  ----------------  ----------------  ----------------  ---------------
Investment income
   Dividends                                $           68  $             26  $              7  $             --  $            63
                                            --------------  ----------------  ----------------  ----------------  ---------------

Expenses
   Insurance charges (Note 3)                           40                54                17                68               43
                                            --------------  ----------------  ----------------  ----------------  ---------------
Total expenses                                          40                54                17                68               43
                                            --------------  ----------------  ----------------  ----------------  ---------------
Net investment income (loss)                            28               (28)              (10)              (68)              20
                                            --------------  ----------------  ----------------  ----------------  ---------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies             471             1,057                97               796              503
   Investments                                      (1,454)             (158)              (13)              (55)              (6)
Net change in unrealized appreciation
   (depreciation) on investments                      (383)           (3,898)             (867)           (4,363)          (2,086)
                                            --------------  ----------------  ----------------  ----------------  ---------------
Net realized and unrealized gain (loss)             (1,366)           (2,999)             (783)           (3,622)          (1,589)
                                            --------------  ----------------  ----------------  ----------------  ---------------

Net increase (decrease) in net assets
   from operations                          $       (1,338) $         (3,027) $           (793) $         (3,690) $        (1,569)
------------------------------------------  ==============  ================  ================  ================  ===============

                                                JNL/Capital      JNL/Capital
                                              Guardian Global   Guardian U.S.   JNL/Eagle      JNL/Eagle       JNL/Franklin
                                                Diversified     Growth Equity  Core Equity  SmallCap Equity      Templeton
                                            Research Portfolio    Portfolio     Portfolio      Portfolio     Income Portfolio
                                            ------------------  -------------  -----------  ---------------  ----------------
Investment income
   Dividends                                $               --  $          --  $        --  $            --  $             --
                                            ------------------  -------------  -----------  ---------------  ----------------

Expenses
   Insurance charges (Note 3)                               23             --           --               65                --
                                            ------------------  -------------  -----------  ---------------  ----------------
Total expenses                                              23             --           --               65                --
                                            ------------------  -------------  -----------  ---------------  ----------------
Net investment income (loss)                               (23)            --           --              (65)               --
                                            ------------------  -------------  -----------  ---------------  ----------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies                  --             --           --              350                --
   Investments                                              (1)            --           --             (245)               --
Net change in unrealized appreciation
   (depreciation) on investments                        (1,333)            --           --           (3,338)               --
                                            ------------------  -------------  -----------  ---------------  ----------------
Net realized and unrealized gain (loss)                 (1,334)            --           --           (3,233)               --
                                            ------------------  -------------  -----------  ---------------  ----------------

Net increase (decrease) in net assets
   from operations                          $           (1,357) $          --  $        --  $        (3,298) $             --
------------------------------------------  ==================  =============  ===========  ===============  ================

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2008

                                              JNL/Franklin        JNL/             JNL/             JNL/
                                                Templeton     Goldman Sachs   Goldman Sachs    Goldman Sachs     JNL/JPMorgan
                                               Small Cap        Core Plus        Mid Cap       Short Duration   International
                                            Value Portfolio  Bond Portfolio  Value Portfolio   Bond Portfolio  Value Portfolio
                                            ---------------  --------------  ---------------  ---------------  ---------------
Investment income
   Dividends                                $            32  $          160  $            --  $            --  $            65
                                            ---------------  --------------  ---------------  ---------------  ---------------

Expenses
   Insurance charges (Note 3)                            25              34               --               --               24
                                            ---------------  --------------  ---------------  ---------------  ---------------
Total expenses                                           25              34               --               --               24
                                            ---------------  --------------  ---------------  ---------------  ---------------
Net investment income (loss)                              7             126               --               --               41
                                            ---------------  --------------  ---------------  ---------------  ---------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies              225              60               --               --              447
   Investments                                          (91)            (44)              --               --              (37)
Net change in unrealized appreciation
   (depreciation) on investments                     (1,148)           (367)              --               --           (1,970)
                                            ---------------  --------------  ---------------  ---------------  ---------------
Net realized and unrealized gain (loss)              (1,014)           (351)              --               --           (1,560)
                                            ---------------  --------------  ---------------  ---------------  ---------------

Net increase (decrease) in net assets
   from operations                          $        (1,007) $         (225) $            --  $            --  $        (1,519)
------------------------------------------  ===============  ==============  ===============  ===============  ===============

                                                             JNL/JPMorgan
                                            JNL/JPMorgan   U.S. Government     JNL/Lazard        JNL/Lazard        JNL/Lazard
                                            MidCap Growth   & Quality Bond  Emerging Markets       Mid Cap          Small Cap
                                              Portfolio       Portfolio         Portfolio     Equity Portfolio  Equity Portfolio
                                            -------------  ---------------  ----------------  ----------------  ----------------
Investment income
   Dividends                                $          --  $            91  $             --  $            216  $             --
                                            -------------  ---------------  ----------------  ----------------  ----------------

Expenses
   Insurance charges (Note 3)                          45               33                --               128               158
                                            -------------  ---------------  ----------------  ----------------  ----------------
Total expenses                                         45               33                --               128               158
                                            -------------  ---------------  ----------------  ----------------  ----------------
Net investment income (loss)                          (45)              58                --                88              (158)
                                            -------------  ---------------  ----------------  ----------------  ----------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment companies             --               --                --                72               408
   Investments                                        (99)              13                --              (706)             (782)
Net change in unrealized appreciation
   (depreciation) on investments                   (2,649)             146                --            (6,078)           (7,506)
                                            -------------  ---------------  ----------------  ----------------  ----------------
Net realized and unrealized gain (loss)            (2,748)             159                --            (6,712)           (7,880)
                                            -------------  ---------------  ----------------  ----------------  ----------------

Net increase (decrease) in net assets
   from operations                          $      (2,793) $           217  $             --  $         (6,624) $         (8,038)
------------------------------------------  =============  ===============  ================  ================  ================

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2008

                                                                                                         JNL/MCM
                                                      JNL/MCM        JNL/MCM           JNL/MCM           Enhanced
                                        JNL/MCM      Bond Index   Communications    Consumer Brands   S&P 500 Stock
                                      25 Portfolio   Portfolio   Sector Portfolio  Sector Portfolio  Index Portfolio
                                     -------------  -----------  ----------------  ----------------  ---------------
Investment income
   Dividends                         $          --  $        --  $              9  $             --  $            62
                                     -------------  -----------  ----------------  ----------------  ---------------

Expenses
   Insurance charges (Note 3)                   --           --                 1                --               25
                                     -------------  -----------  ----------------  ----------------  ---------------
Total expenses                                  --           --                 1                --               25
                                     -------------  -----------  ----------------  ----------------  ---------------
Net investment income (loss)                    --           --                 8                --               37
                                     -------------  -----------  ----------------  ----------------  ---------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment
      companies                                 --           --                27                --              406
   Investments                                  --           --               (10)               --               (7)
Net change in unrealized
   appreciation (depreciation)
   on investments                               --           --               (79)               --           (1,790)
                                     -------------  -----------  ----------------  ----------------  ---------------
Net realized and unrealized gain
   (loss)                                       --           --               (62)               --           (1,391)
                                     -------------  -----------  ----------------  ----------------  ---------------

Net increase (decrease) in net
   assets from operations            $          --  $        --  $            (54) $             --  $        (1,354)
-----------------------------------  =============  ===========  ================  ================  ===============

                                          JNL/MCM          JNL/MCM           JNL/MCM        JNL/MCM       JNL/MCM
                                         Financial        Healthcare      International      JNL 5     JNL Optimized
                                     Sector Portfolio  Sector Portfolio  Index Portfolio   Portfolio    5 Portfolio
                                     ----------------  ----------------  ---------------  -----------  -------------
Investment income
   Dividends                         $            147  $             64  $            84  $     5,568  $           2
                                     ----------------  ----------------  ---------------  -----------  -------------

Expenses
   Insurance charges (Note 3)                      86                55               35        2,064            151
                                     ----------------  ----------------  ---------------  -----------  -------------
Total expenses                                     86                55               35        2,064            151
                                     ----------------  ----------------  ---------------  -----------  -------------
Net investment income (loss)                       61                 9               49        3,504           (149)
                                     ----------------  ----------------  ---------------  -----------  -------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment
      companies                                   574               352               79       29,400            814
   Investments                                   (121)              (62)            (149)      (1,153)        (3,712)
Net change in unrealized
   appreciation (depreciation)
   on investments                              (6,805)           (1,869)          (2,037)    (152,193)        (6,639)
                                     ----------------  ----------------  ---------------  -----------  -------------
Net realized and unrealized gain
   (loss)                                      (6,352)           (1,579)          (2,107)    (123,946)        (9,537)
                                     ----------------  ----------------  ---------------  -----------  -------------

Net increase (decrease) in net
   assets from operations            $         (6,291) $         (1,570) $        (2,058) $ ( 120,442) $      (9,686)
-----------------------------------  ================  ================  ===============  ===========  =============

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2008

                                          JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM           JNL/MCM
                                         Oil & Gas      S&P 400 MidCap      S&P 500      Select Small-Cap     Small Cap
                                     Sector Portfolio  Index Portfolio  Index Portfolio      Portfolio     Index Portfolio
                                     ----------------  ---------------  ---------------  ----------------  ---------------
Investment income
   Dividends                         $            129  $            31  $           447  $             --  $             9
                                     ----------------  ---------------  ---------------  ----------------  ---------------

Expenses
   Insurance charges (Note 3)                     199               26              227                --                6
                                     ----------------  ---------------  ---------------  ----------------  ---------------
Total expenses                                    199               26              227                --                6
                                     ----------------  ---------------  ---------------  ----------------  ---------------
Net investment income (loss)                      (70)               5              220                --                3
                                     ----------------  ---------------  ---------------  ----------------  ---------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment
      companies                                 1,138              172               --                --               31
   Investments                                 (2,699)            (127)            (213)               --              (13)
Net change in unrealized
   appreciation (depreciation)
   on investments                              (8,051)          (1,235)         (11,579)               --             (261)
                                     ----------------  ---------------  ---------------  ----------------  ---------------
Net realized and unrealized gain
   (loss)                                      (9,612)          (1,190)         (11,792)               --             (243)
                                     ----------------  ---------------  ---------------  ----------------  ---------------

Net increase (decrease) in net
   assets from operations            $         (9,682) $        (1,185) $       (11,572) $             --  $          (240)
-----------------------------------  ================  ===============  ===============  ================  ===============

                                                                           JNL/                           JNL/
                                          JNL/MCM                      Oppenheimer      JNL/PIMCO     PPM America
                                        Technology        JNL/MCM     Global Growth    Total Return   Core Equity
                                     Sector Portfolio  VIP Portfolio    Portfolio     Bond Portfolio   Portfolio
                                     ----------------  -------------  -------------  ---------------  -----------
Investment income
   Dividends                         $             25  $       1,421  $         664  $           107  $         2
                                     ----------------  -------------  -------------  ---------------  -----------

Expenses
   Insurance charges (Note 3)                      88            772            348               22            5
                                     ----------------  -------------  -------------  ---------------  -----------
Total expenses                                     88            772            348               22            5
                                     ----------------  -------------  -------------  ---------------  -----------
Net investment income (loss)                      (63)           649            316               85           (3)
                                     ----------------  -------------  -------------  ---------------  -----------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment
      companies                                   727         20,056          5,118               91           --
   Investments                                      3         (1,673)          (276)              25          (11)
Net change in unrealized
   appreciation (depreciation)
   on investments                              (4,898)       (64,994)       (24,749)            (211)        (254)
                                     ----------------  -------------  -------------  ---------------  -----------
Net realized and unrealized gain
   (loss)                                      (4,168)       (46,611)       (19,907)             (95)        (265)
                                     ----------------  -------------  -------------  ---------------  -----------

Net increase (decrease) in net
   assets from operations            $         (4,231) $     (45,962) $     (19,591) $           (10) $      (268)
-----------------------------------  ================  =============  =============  ===============  ===========

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2008

                                          JNL/           JNL/
                                       PPM America    PPM America  JNL/Select   JNL/Select
                                       High Yield    Value Equity   Balanced   Money Market
                                     Bond Portfolio    Portfolio    Portfolio    Portfolio
                                     --------------  ------------  ----------  ------------
Investment income
   Dividends                         $          396  $         --  $       48  $         21
                                     --------------  ------------  ----------  ------------

Expenses
   Insurance charges (Note 3)                    37            --          13             8
                                     --------------  ------------  ----------  ------------
Total expenses                                   37            --          13             8
                                     --------------  ------------  ----------  ------------
Net investment income (loss)                    359            --          35            13
                                     --------------  ------------  ----------  ------------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment
      companies                                  --            --          75            --
   Investments                                  (74)           --          (1)           --
Net change in unrealized
   appreciation(depreciation)
   on investments                            (1,716)           --        (458)           --
                                     --------------  ------------  ----------  ------------
Net realized and unrealized gain
   (loss)                                    (1,790)           --        (384)           --
                                     --------------  ------------  ----------  ------------

Net increase (decrease) in net
   assets from operations            $       (1,431) $         --  $     (349) $         13
-----------------------------------  ==============  ============  ==========  ============

                                         JNL/          JNL/T.Rowe        JNL/T.Rowe      JNL/T.Rowe
                                     Select Value  Price Established    Price Mid-Cap   Price Value
                                      Portfolio     Growth Portfolio  Growth Portfolio   Portfolio
                                     ------------  -----------------  ----------------  -----------
Investment income
   Dividends                         $         --  $              32  $             --  $        13
                                     ------------  -----------------  ----------------  -----------

Expenses
   Insurance charges (Note 3)                   1                245               128            6
                                     ------------  -----------------  ----------------  -----------
Total expenses                                  1                245               128            6
                                     ------------  -----------------  ----------------  -----------
Net investment income (loss)                   (1)              (213)             (128)           7
                                     ------------  -----------------  ----------------  -----------

Realized and unrealized gain (loss)
Net realized gain (loss) on:
   Distributions from investment
      companies                                 2                198               976           70
   Investments                                 (8)              (209)             (125)          (8)
Net change in unrealized
   appreciation(depreciation)
   on investments                             (40)           (14,199)           (7,576)        (371)
                                     ------------  -----------------  ----------------  -----------
Net realized and unrealized gain
   (loss)                                     (46)           (14,210)           (6,725)        (309)
                                     ------------  -----------------  ----------------  -----------

Net increase (decrease) in net
   assets from operations            $        (47) $         (14,423) $         (6,853) $      (302)
-----------------------------------  ============  =================  ================  ===========

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

                                                                                                                      JNL/Capital
                                              JNL/AIM Global      JNL/AIM           JNL/AIM           JNL/AIM       Guardian Global
                                               Real Estate     International       Large Cap         Small Cap          Balanced
                                                Portfolio     Growth Portfolio  Growth Portfolio  Growth Portfolio     Portfolio
                                              --------------  ----------------  ----------------  ----------------  ---------------
Operations
   Net investment income (loss)               $           28  $            (28) $            (10) $            (68) $            20
   Net realized gain (loss) on investments              (983)              899                84               741              497
   Net change in unrealized appreciation
      (depreciation) on investments                     (383)           (3,898)             (867)           (4,363)          (2,086)
                                              --------------  ----------------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets
   from operations                                    (1,338)           (3,027)             (793)           (3,690)          (1,569)
                                              --------------  ----------------  ----------------  ----------------  ---------------
Contract transactions (1)
   Policy purchase payments                              410               544               521                83              865
   Policy withdrawals                                     --              (118)               --                --               --
   Transfers between portfolios                       (5,306)             (353)             (374)               (1)               1
   Policyholder charges (Note 3)                        (169)             (276)               --              (354)             (16)
                                              --------------  ----------------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets from
  contract transactions                               (5,065)             (203)              147              (272)             850
                                              --------------  ----------------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets                 (6,403)           (3,230)             (646)           (3,962)            (719)
Net assets beginning of period                         8,568             7,405             2,185             9,351            4,905
                                              --------------  ----------------  ----------------  ----------------  ---------------
Net assets end of period                      $        2,165  $          4,175  $          1,539  $          5,389  $         4,186
--------------------------------------------  ==============  ================  ================  ================  ===============

(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                   643               352               146               565              361
      Units Issued                                        37                35                50                 6               73
      Units Redeemed                                    (426)              (48)              (30)              (28)              (1)
                                              --------------  ----------------  ----------------  ----------------  ---------------
Units Outstanding at December 31, 2008                   254               339               166               543              433
                                              ==============  ================  ================  ================  ===============

                                                 JNL/Capital       JNL/Capital
                                               Guardian Global    Guardian U.S.   JNL/Eagle      JNL/Eagle       JNL/Franklin
                                                 Diversified      Growth Equity  Core Equity  SmallCap Equity     Templeton
                                              Research Portfolio    Portfolio     Portfolio      Portfolio     Income Portfolio
                                              ------------------  -------------  -----------  ---------------  ----------------
Operations
   Net investment income (loss)               $              (23) $          --  $        --  $           (65) $             --
   Net realized gain (loss) on investments                    (1)            --           --              105                --
   Net change in unrealized appreciation
      (depreciation) on investments                       (1,333)            --           --           (3,338)               --
                                              ------------------  -------------  -----------  ---------------  ----------------
Net increase (decrease) in net assets
   from operations                                        (1,357)            --           --           (3,298)               --
                                              ------------------  -------------  -----------  ---------------  ----------------
Contract transactions (1)
   Policy purchase payments                                   --             --           --            1,095                --
   Policy withdrawals                                         --             --           --              (85)               --
   Transfers between portfolios                               --             --           --                4                --
   Policyholder charges (Note 3)                             (93)            --           --             (699)               --
                                              ------------------  -------------  -----------  ---------------  ----------------
Net increase (decrease) in net assets from
  contract transactions                                      (93)            --           --              315                --
                                              ------------------  -------------  -----------  ---------------  ----------------
Net increase (decrease) in net assets                     (1,450)            --           --           (2,983)               --
Net assets beginning of period                             3,221             --           --            8,274                --
                                              ------------------  -------------  -----------  ---------------  ----------------
Net assets end of period                      $            1,771  $          --  $        --  $         5,291  $             --
--------------------------------------------  ==================  =============  ===========  ===============  ================

(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                        95             --           --              294                --
      Units Issued                                            --             --           --               49                --
      Units Redeemed                                          (4)            --           --              (36)               --
                                              ------------------  -------------  -----------  ---------------  ----------------
Units Outstanding at December 31, 2008                        91             --           --              307                --
                                              ==================  =============  ===========  ===============  ================

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

                                               JNL/Franklin         JNL/            JNL/             JNL/
                                                 Templeton      Goldman Sachs   Goldman Sachs    Goldman Sachs   JNL/JPMorgan
                                                 Small Cap       Core Plus        Mid Cap       Short Duration   International
                                              Value Portfolio  Bond Portfolio  Value Portfolio  Bond Portfolio  Value Portfolio
                                              ---------------  --------------  ---------------  --------------  ---------------
Operations
   Net investment income (loss)               $             7  $          126  $            --  $           --  $            41
   Net realized gain (loss) on investments                134              16               --              --              410
   Net change in unrealized appreciation
      (depreciation) on investments                    (1,148)           (367)              --              --           (1,970)
                                              ---------------  --------------  ---------------  --------------  ---------------
Net increase (decrease) in net assets
   from operations                                     (1,007)           (225)              --              --           (1,519)
                                              ---------------  --------------  ---------------  --------------  ---------------
Contract transactions (1)
   Policy purchase payments                               396           2,094               --              --              166
   Policy withdrawals                                      --              51               --              --               --
   Transfers between portfolios                          (334)           (281)              --              --               13
   Policyholder charges (Note 3)                         (245)         (1,378)              --              --             (144)
                                              ---------------  --------------  ---------------  --------------  ---------------
Net increase (decrease) in net assets from
  contract transactions                                  (183)            486               --              --               35
                                              ---------------  --------------  ---------------  --------------  ---------------
Net increase (decrease) in net assets                  (1,190)            261               --              --           (1,484)
Net assets beginning of period                          3,197           3,576               --              --            3,378
                                              ---------------  --------------  ---------------  --------------  ---------------
Net assets end of period                      $         2,007  $        3,837  $            --  $           --  $         1,894
--------------------------------------------  ===============  ==============  ===============  ==============  ===============
(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                    267             161               --              --              178
      Units Issued                                         39             101               --              --               14
      Units Redeemed                                      (53)            (79)              --              --              (11)
                                              ---------------  --------------  ---------------  --------------  ---------------
Units Outstanding at December 31, 2008                    253             183               --              --              181
                                              ===============  ==============  ===============  ==============  ===============

                                                              JNL/JPMorgan
                                              JNL/JPMorgan   U.S. Government     JNL/Lazard        JNL/Lazard        JNL/Lazard
                                              MidCap Growth  & Quality Bond   Emerging Markets      Mid Cap           Small Cap
                                                Portfolio       Portfolio        Portfolio      Equity Portfolio  Equity Portfolio
                                              -------------  ---------------  --------------    ----------------  ----------------
Operations
   Net investment income (loss)               $         (45) $            58  $             --  $             88  $           (158)
   Net realized gain (loss) on investments              (99)              13                --              (634)             (374)
   Net change in unrealized appreciation
      (depreciation) on investments                  (2,649)             146                --            (6,078)           (7,506)
                                              -------------  ---------------  --------------    ----------------  ----------------
Net increase (decrease) in net assets
   from operations                                   (2,793)             217                --            (6,624)           (8,038)
                                              -------------  ---------------  --------------    ----------------  ----------------
Contract transactions (1)
   Policy purchase payments                           1,065            1,211                --             1,636             1,536
   Policy withdrawals                                    --               --                --               (78)               --
   Transfers between portfolios                          (1)            (158)               --                (9)                7
   Policyholder charges (Note 3)                       (584)            (170)               --            (1,245)           (1,367)
                                              -------------  ---------------  --------------    ----------------  ----------------
Net increase (decrease) in net assets from
  contract transactions                                 480              883                --               304               176
                                              -------------  ---------------  --------------    ----------------  ----------------
Net increase (decrease) in net assets                (2,313)           1,100                --            (6,320)           (7,862)
Net assets beginning of period                        5,946            3,369                --            16,472            20,369
                                              -------------  ---------------  --------------    ----------------  ----------------
Net assets end of period                      $       3,633  $         4,469  $             --  $         10,152  $         12,507
--------------------------------------------  =============  ===============  ================  ================  ================
(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                  211              183                --               766             1,190
      Units Issued                                       49               65                --                92               109
      Units Redeemed                                    (27)             (19)               --               (79)              (99)
                                              -------------  ---------------  --------------    ----------------  ----------------
Units Outstanding at December 31, 2008                  233              229                --               779             1,200
                                              =============  ===============  ================  ================  ================

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

                                                                                                               JNL/MCM
                                                             JNL/MCM        JNL/MCM           JNL/MCM          Enhanced
                                                JNL/MCM     Bond Index   Communications    Consumer Brands   S&P 500 Stock
                                              25 Portfolio   Portfolio  Sector Portfolio  Sector Portfolio  Index Portfolio
                                              ------------  ----------  ----------------  ----------------  ---------------
Operations
   Net investment income (loss)               $         --  $       --  $              8  $             --  $            37
   Net realized gain (loss) on investments              --          --                17                --              399
   Net change in unrealized appreciation
      (depreciation) on investments                     --          --               (79)               --           (1,790)
                                              ------------  ----------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets
   from operations                                      --          --               (54)               --           (1,354)
                                              ------------  ----------  ----------------  ----------------  ---------------
Contract transactions (1)
   Policy purchase payments                             --          --                92                --            1,267
   Policy withdrawals                                   --          --                --                --               --
   Transfers between portfolios                         --          --                20                --               (2)
   Policyholder charges (Note 3)                        --          --               (43)               --              (21)
                                              ------------  ----------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets from
  contract transactions                                 --          --                69                --            1,244
                                              ------------  ----------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets                   --          --                15                --             (110)
Net assets beginning of period                          --          --               105                --            2,710
                                              ------------  ----------  ----------------  ----------------  ---------------
Net assets end of period                      $         --  $       --  $            120  $             --  $         2,600
--------------------------------------------  ============  ==========  ================  ================  ===============
(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                  --          --                16                --              254
      Units Issued                                      --          --                22                --              142
      Units Redeemed                                    --          --                (8)               --               (2)
                                              ------------  ----------  ----------------  ----------------  ---------------
Units Outstanding at December 31, 2008                  --          --                30                --              394
                                              ============  ==========  ================  ================  ===============

                                                  JNL/MCM           JNL/MCM           JNL/MCM       JNL/MCM      JNL/MCM
                                                 Financial         Healthcare      International     JNL 5    JNL Optimized
                                              Sector Portfolio  Sector Portfolio  Index Portfolio  Portfolio   5 Portfolio
                                              ----------------  ----------------  ---------------  ---------  -------------
Operations
   Net investment income (loss)               $             61  $              9  $            49  $   3,504  $        (149)
   Net realized gain (loss) on investments                 453               290              (70)    28,247         (2,898)
   Net change in unrealized appreciation
      (depreciation) on investments                     (6,805)           (1,869)          (2,037)  (152,193)        (6,639)
                                              ----------------  ----------------  ---------------  ---------  -------------
Net increase (decrease) in net assets
   from operations                                      (6,291)           (1,570)          (2,058)  (120,442)        (9,686)
                                              ----------------  ----------------  ---------------  ---------  -------------
Contract transactions (1)
   Policy purchase payments                              1,080             1,609              567     20,701             --
   Policy withdrawals                                      (21)              (33)              --      1,231         (2,436)
   Transfers between portfolios                          7,976             2,722             (298)   (27,593)            (1)
   Policyholder charges (Note 3)                          (141)             (312)            (386)   (17,511)        (3,703)
                                              ----------------  ----------------  ---------------  ---------  -------------
Net increase (decrease) in net assets from
  contract transactions                                  8,894             3,986             (117)   (23,172)        (6,140)
                                              ----------------  ----------------  ---------------  ---------  -------------
Net increase (decrease) in net assets                    2,603             2,416           (2,175)  (143,614)       (15,826)
Net assets beginning of period                           4,888             3,782            4,843    300,963         23,121
                                              ----------------  ----------------  ---------------  ---------  -------------
Net assets end of period                      $          7,491  $          6,198  $         2,668  $ 157,349  $       7,295
--------------------------------------------  ================  ================  ===============  =========  =============
(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                     379               279              226     21,105          1,902
      Units Issued                                         823               374               38      1,938             --
      Units Redeemed                                       (19)              (53)             (44)    (3,726)          (781)
                                              ----------------  ----------------  ---------------  ---------  -------------
Units Outstanding at December 31, 2008                   1,183               600              220     19,317          1,121
                                              ================  ================  ===============  =========  =============

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

                                                  JNL/MCM           JNL/MCM         JNL/MCM           JNL/MCM          JNL/MCM
                                                 Oil & Gas      S&P 400 MidCap      S&P 500       Select Small-Cap     Small Cap
                                              Sector Portfolio  Index Portfolio  Index Portfolio     Portfolio      Index Portfolio
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Operations
   Net investment income (loss)               $            (70) $             5  $           220  $             --  $             3
   Net realized gain (loss) on investments              (1,561)              45             (213)               --               18
   Net change in unrealized appreciation
      (depreciation) on investments                     (8,051)          (1,235)         (11,579)               --             (261)
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Net increase (decrease) in net assets
   from operations                                      (9,682)          (1,185)         (11,572)               --             (240)
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Contract transactions (1)
   Policy purchase payments                              3,429               68            1,978                --               35
   Policy withdrawals                                   (6,146)              --             (115)               --               --
   Transfers between portfolios                         (5,740)            (375)             (17)               --                1
   Policyholder charges (Note 3)                        (3,662)            (482)          (2,209)               --              (45)
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Net increase (decrease) in net assets from
  contract transactions                                (12,119)            (789)            (363)               --               (9)
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Net increase (decrease) in net assets                  (21,801)          (1,974)         (11,935)               --             (249)
Net assets beginning of period                          30,400            3,749           30,617                --              679
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Net assets end of period                      $          8,599  $         1,775  $        18,682  $             --  $           430
                                              ================  ===============  ===============  ================  ===============

(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                     765              221            2,312                --               43
      Units Issued                                         116                5              193                --                3
      Units Redeemed                                      (530)             (57)            (224)               --               (3)
                                              ----------------  ---------------  ---------------  ----------------  ---------------
Units Outstanding at December 31, 2008                     351              169            2,281                --               43
                                              ================  ===============  ===============  ================  ===============

                                                                                    JNL/                         JNL/
                                                  JNL/MCM                       Oppenheimer     JNL/PIMCO     PPM America
                                                 Technology        JNL/MCM     Global Growth   Total Return   Core Equity
                                              Sector Portfolio  VIP Portfolio     Portfolio   Bond Portfolio   Portfolio
                                              ----------------  -------------  -------------  --------------  -----------
Operations
   Net investment income (loss)               $            (63) $         649  $         316  $           85  $        (3)
   Net realized gain (loss) on investments                 730         18,383          4,842             116          (11)
   Net change in unrealized appreciation
      (depreciation) on investments                     (4,898)       (64,994)       (24,749)           (211)        (254)
                                              ----------------  -------------  -------------  --------------  -----------
Net increase (decrease) in net assets
   from operations                                      (4,231)       (45,962)       (19,591)            (10)        (268)
                                              ----------------  -------------  -------------  --------------  -----------
Contract transactions (1)
   Policy purchase payments                              1,162          2,414          4,312             939           35
   Policy withdrawals                                       --         (2,035)            --              --           --
   Transfers between portfolios                          9,598         (2,570)         1,903            (542)           1
   Policyholder charges (Note 3)                          (161)        (5,633)        (1,978)           (144)         (42)
                                              ----------------  -------------  -------------  --------------  -----------
Net increase (decrease) in net assets from
  contract transactions                                 10,599         (7,824)         4,237             253           (6)
                                              ----------------  -------------  -------------  --------------  -----------
Net increase (decrease) in net assets                    6,368        (53,786)       (15,354)            243         (274)
Net assets beginning of period                           1,800        109,956         44,196           2,209          657
                                              ----------------  -------------  -------------  --------------  -----------
Net assets end of period                      $          8,168  $      56,170  $      28,842  $        2,452  $       383
                                              ================  =============  =============  ==============  ===========

(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                     239          7,419          2,742             135           26
      Units Issued                                       1,873            192            509              58            2
      Units Redeemed                                      (177)          (937)          (206)            (42)          (2)
                                              ----------------  -------------  -------------  --------------  -----------
Units Outstanding at December 31, 2008                   1,935          6,674          3,045             151           26
                                              ================  =============  =============  ==============  ===========

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2008

                                                   JNL/            JNL/
                                                PPM America     PPM America   JNL/Select    JNL/Select
                                                High Yield     Value Equity    Balanced    Money Market
                                              Bond Portfolio    Portfolio      Portfolio     Portfolio
                                              --------------   ------------   ----------   ------------
Operations
   Net investment income (loss)               $          359   $         --   $       35   $         13
   Net realized gain (loss) on investments               (74)            --           74             --
   Net change in unrealized appreciation
      (depreciation) on investments                   (1,716)            --         (458)            --
                                              --------------   ------------   ----------   ------------
Net increase (decrease) in net assets
   from operations                                    (1,431)            --         (349)            13
                                              --------------   ------------   ----------   ------------

Contract transactions (1)
   Policy purchase payments                              925             --          453            136
   Policy withdrawals                                     --             --           --             --
   Transfers between portfolios                         (420)            --           (1)          (776)
   Policyholder charges (Note 3)                         (98)            --           --             --
                                              --------------   ------------   ----------   ------------
Net increase (decrease) in net assets from
  contract transactions                                  407             --          452           (640)
                                              --------------   ------------   ----------   ------------
Net increase (decrease) in net assets                 (1,024)            --          103           (627)

Net assets beginning of period                         4,463             --        1,507          1,016
                                              --------------   ------------   ----------   ------------
Net assets end of period                      $        3,439   $         --        1,610   $        389
------------------------------------------    ==============   ============   ==========   ============

(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                   299             --           47             71
      Units Issued                                        74             --           17              9
      Units Redeemed                                     (38)            --           --            (53)
                                              --------------   ------------   ----------   ------------
Units Outstanding at December 31, 2008                   335             --           64             27
                                              ==============   ============   ==========   ============

                                                  JNL/           JNL/T.Rowe         JNL/T.Rowe          JNL/T.Rowe
                                              Select Value   Price Established    Price Mid-Cap        Price Value
                                                Portfolio     Growth Portfolio   Growth Portfolio       Portfolio
                                              ------------   -----------------   ----------------      -----------
Operations
   Net investment income (loss)               $         (1)  $            (213)  $           (128)     $         7
   Net realized gain (loss) on investments              (6)                (11)               851               62
   Net change in unrealized appreciation
      (depreciation) on investments                    (40)            (14,199)            (7,576)            (371)
                                              ------------   -----------------   ----------------      -----------
Net increase (decrease) in net assets
   from operations                                     (47)            (14,423)            (6,853)            (302)
                                              ------------   -----------------   ----------------      -----------

Contract transactions (1)
   Policy purchase payments                             92               1,978              1,461               35
   Policy withdrawals                                   --                (108)                --               --
   Transfers between portfolios                          1                (418)              (886)              --
   Policyholder charges (Note 3)                       (42)             (1,999)            (1,128)             (48)
                                              ------------   -----------------   ----------------      -----------
Net increase (decrease) in net assets from
  contract transactions                                 51                (547)              (553)             (13)
                                              ------------   -----------------   ----------------      -----------
Net increase (decrease) in net assets                    4             (14,970)            (7,406)            (315)

Net assets beginning of period                         110              33,477             17,299              747
                                              ------------   -----------------   ----------------      -----------
Net assets end of period                      $        114   $          18,507   $          9,893              432
------------------------------------------    ============   =================   ================      ===========

(1) Contract Unit Transactions
Units Outstanding at December 31, 2007                   5                 933                345               42
      Units Issued                                       5                  67                 38                2
      Units Redeemed                                    (2)                (91)               (48)              (3)
                                              ------------   -----------------   ----------------      -----------
Units Outstanding at December 31, 2008                   8                 909                335               41
                                              ============   =================   ================      ===========

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2007

                                                 JNL/AIM           JNL/AIM        JNL/AIM         JNL/AIM
                                              International       Large Cap     Real Estate      Small Cap         JNL/Alger
                                            Growth Portfolio  Growth Portfolio   Portfolio   Growth Portfolio  Growth Portfolio(a)
                                            ----------------  ----------------  -----------  ----------------  -------------------
Operations
   Net investment income (loss)             $             71  $             (4) $       221  $            (58) $                73
   Net realized gain (loss) on investments               143                87          372               658                  379
   Net change in unrealized appreciation
      (depreciation) on investments                      314               150       (2,546)              313                 (200)
                                            ----------------  ----------------  -----------  ----------------  -------------------
Net increase (decrease) in net assets
   from operations                                       528               233       (1,953)              913                  252
                                            ----------------  ----------------  -----------  ----------------  -------------------

Contract transactions (1)
   Policy purchase payments                              483               522          689                83                  687
   Policy withdrawals                                 (1,197)               --         (573)               --                   --
   Transfers between portfolios                        2,760                --        4,838                 1               (3,251)
   Policyholder charges (Note 3)                        (338)               --         (190)             (318)                (146)
                                            ----------------  ----------------  -----------  ----------------  -------------------
Net increase (decrease) in net assets from
  contract transactions                                1,708               522        4,764              (234)              (2,710)
                                            ----------------  ----------------  -----------  ----------------  -------------------
Net increase (decrease) in net assets                  2,236               755        2,811               679               (2,458)

Net assets beginning of period                         5,169             1,430        5,757             8,672                2,458
                                            ----------------  ----------------  -----------  ----------------  -------------------
Net assets end of period                    $          7,405  $          2,185  $     8,568  $          9,351  $                --
------------------------------------------  ================  ================  ===========  ================  ===================

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                   267               110          365               580                  114
      Units Issued                                       172                36          344                 5                   31
      Units Redeemed                                     (87)               --          (66)              (20)                (145)
                                            ----------------  ----------------  -----------  ----------------  -------------------
Units Outstanding at December 31, 2007                   352               146          643               565                   --
                                            ================  ================  ===========  ================  ===================

                                               JNL/Capital         JNL/Capital       JNL/Capital
                                             Guardian Global     Guardian Global    Guardian U.S.    JNL/Eagle       JNL/Eagle
                                                 Balanced          Diversified      Growth Equity   Core Equity   SmallCap Equity
                                                Portfolio      Research Portfolio     Portfolio      Portfolio       Portfolio
                                             ---------------   ------------------   -------------   -----------   ---------------
Operations
   Net investment income (loss)              $            65   $                9   $          --   $        --   $           103
   Net realized gain (loss) on investments               228                   29              --             1             1,238
   Net change in unrealized appreciation
      (depreciation) on investments                     (112)                 502              --            (1)             (550)
                                             ---------------   ------------------   -------------   -----------   ---------------
Net increase (decrease) in net assets
   from operations                                       181                  540              --            --               791
                                             ---------------   ------------------   -------------   -----------   ---------------

Contract transactions (1)
   Policy purchase payments                              838                   --              --            --             1,499
   Policy withdrawals                                     --                 (171)             --            --                --
   Transfers between portfolios                        2,798                   --              --            --                 3
   Policyholder charges (Note 3)                          --                  (93)             --           (10)             (657)
                                             ---------------   ------------------   -------------   -----------   ---------------
Net increase (decrease) in net assets from
  contract transactions                                3,636                 (264)             --           (10)              845
                                             ---------------   ------------------   -------------   -----------   ---------------
Net increase (decrease) in net assets                  3,817                  276              --           (10)            1,636

Net assets beginning of period                         1,088                2,945              --            10             6,638
                                             ---------------   ------------------   -------------   -----------   ---------------
Net assets end of period                     $         4,905   $            3,221   $          --   $        --   $         8,274
------------------------------------------   ===============   ==================   =============   ===========   ===============

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                    86                  104              --             1               263
      Units Issued                                       275                   --              --            --                57
      Units Redeemed                                      --                   (9)             --            (1)              (26)
                                             ---------------   ------------------   -------------   -----------   ---------------
Units Outstanding at December 31, 2007                   361                   95              --            --               294
                                             ===============   ==================   =============   ===========   ===============

(a) The period is from January 1, 2007 through acquisition April 27, 2007.

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2007

                                                                  JNL/Franklin         JNL/              JNL/              JNL/
                                               JNL/Franklin        Templeton       Goldman Sachs    Goldman Sachs     Goldman Sachs
                                                 Templeton          Small Cap        Core Plus         Mid Cap        Short Duration
                                             Income Portfolio   Value Portfolio   Bond Portfolio   Value Portfolio   Bond Portfolio
                                             ----------------   ---------------   --------------   ---------------   ---------------
Operations
   Net investment income (loss)              $            (22)  $            87   $          185   $            --   $            --
   Net realized gain (loss) on investments               (117)              110               34                --                --
   Net change in unrealized appreciation
      (depreciation) on investments                        --              (432)             (20)               --                --
                                             ----------------   ---------------   --------------   ---------------   ---------------
Net increase (decrease) in net assets
   from operations                                       (139)             (235)             199                --                --
                                             ----------------   ---------------   --------------   ---------------   ---------------

Contract transactions (1)
   Policy purchase payments                                --               405            1,678                --                --
   Policy withdrawals                                      --                --              (50)               --                --
   Transfers between portfolios                           373                 1               31                --                --
   Policyholder charges (Note 3)                         (234)             (238)          (1,113)               --                --
                                             ----------------   ---------------   --------------   ---------------   ---------------
Net increase (decrease) in net assets from
  contract transactions                                   139               168              546                --                --
                                             ----------------   ---------------   --------------   ---------------   ---------------
Net increase (decrease) in net assets                      --               (67)             745                --                --

Net assets beginning of period                             --             3,264            2,831                --                --
                                             ----------------   ---------------   --------------   ---------------   ---------------
Net assets end of period                     $             --   $         3,197   $        3,576   $            --   $            --
------------------------------------------   ================   ===============   ==============   ===============   ===============

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                     --               254              135                --                --
      Units Issued                                      1,260                31               80                --                --
      Units Redeemed                                   (1,260)              (18)             (54)               --                --
                                             ----------------   ---------------   --------------   ---------------   ---------------
Units Outstanding at December 31, 2007                     --               267              161                --                --
                                             ================   ===============   ==============   ===============   ===============

                                                                               JNL/JPMorgan
                                              JNL/JPMorgan     JNL/JPMorgan   U.S. Government      JNL/Lazard         JNL/Lazard
                                             International    MidCap Growth   & Quality Bond    Emerging Markets       Mid Cap
                                            Value Portfolio     Portfolio        Portfolio          Portfolio      Value Portfolio
                                            ---------------   -------------   ---------------   ----------------   ---------------
Operations
   Net investment income (loss)             $           150   $         (36)  $           114   $             --   $           802
   Net realized gain (loss) on investments              323              32                 7                 24             1,749
   Net change in unrealized appreciation
      (depreciation) on investments                     (35)            232                33                (39)           (3,163)
                                            ---------------   -------------   ---------------   ----------------   ---------------
Net increase (decrease) in net assets
   from operations                                      438             228               154                (15)             (612)
                                            ---------------   -------------   ---------------   ----------------   ---------------

Contract transactions (1)
   Policy purchase payments                             166             120             1,158                 --             2,040
   Policy withdrawals                                    --              --                --               (357)               --
   Transfers between portfolios                      (1,169)          2,208                24                  5                 2
   Policyholder charges (Note 3)                       (226)           (183)             (164)                --            (1,162)
                                            ---------------   -------------   ---------------   ----------------   ---------------
Net increase (decrease) in net assets from
  contract transactions                              (1,229)          2,145             1,018               (352)              880
                                            ---------------   -------------   ---------------   ----------------   ---------------
Net increase (decrease) in net assets                  (791)          2,373             1,172               (367)              268

Net assets beginning of period                        4,169           3,573             2,197                367            16,204
                                            ---------------   -------------   ---------------   ----------------   ---------------
Net assets end of period                    $         3,378   $       5,946   $         3,369   $             --   $        16,472
------------------------------------------  ===============   =============   ===============   ================   ===============

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                  245             136               126                 33               728
      Units Issued                                        9              81                66                 --                90
      Units Redeemed                                    (76)             (6)               (9)               (33)              (52)
                                            ---------------   -------------   ---------------   ----------------   ---------------
Units Outstanding at December 31, 2007                  178             211               183                 --               766
                                            ===============   =============   ===============   ================   ===============

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2007

                                                JNL/Lazard                        JNL/MCM         JNL/MCM             JNL/MCM
                                                Small Cap          JNL/MCM      Bond Index     Communications      Consumer Brands
                                             Value Portfolio    25 Portfolio     Portfolio    Sector Portfolio    Sector Portfolio
                                             ---------------    ------------    ----------    ----------------    ----------------
Operations
   Net investment income (loss)              $           727    $         --    $       --    $              5    $             --
   Net realized gain (loss) on investments             1,006              --            --                   5                  --
   Net change in unrealized appreciation
      (depreciation) on investments                   (3,379)             --            --                  (9)                 --
                                             ---------------    ------------    ----------    ----------------    ----------------
Net increase (decrease) in net assets
   from operations                                    (1,646)             --            --                   1                  --
                                             ---------------    ------------    ----------    ----------------    ----------------

Contract transactions (1)
   Policy purchase payments                            1,966              --            --                  92                  --
   Policy withdrawals                                     --              --            --                  --                  --
   Transfers between portfolios                           --              --            --                  (1)                 --
   Policyholder charges (Note 3)                      (1,236)             --            (9)                (45)                 --
                                             ---------------    ------------    ----------    ----------------    ----------------
Net increase (decrease) in net assets from
   contract transactions                                 730              --            (9)                 46                  --
                                             ---------------    ------------    ----------    ----------------    ----------------
Net increase (decrease) in net assets                   (916)             --            (9)                 47                  --

Net assets beginning of period                        21,285              --             9                  58                  --
                                             ---------------    ------------    ----------    ----------------    ----------------
Net assets end of period                     $        20,369    $         --    $       --    $            105    $             --
------------------------------------------   ===============    ============    ==========    ================    ================

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                 1,150              --             1                   9                  --
      Units Issued                                       106              --            --                  13                  --
      Units Redeemed                                     (66)             --            (1)                 (6)                 --
                                             ---------------    ------------    ----------    ----------------    ----------------
Units Outstanding at December 31, 2007                 1,190              --            --                  16                  --
------------------------------------------   ===============    ============    ==========    ================    ================

                                                JNL/MCM
                                                Enhanced            JNL/MCM            JNL/MCM           JNL/MCM        JNL/MCM
                                              S&P 500 Stock        Financial         Healthcare       International      JNL 5
                                             Index Portfolio   Sector Portfolio   Sector Portfolio   Index Portfolio   Portfolio
                                             ---------------   ----------------   ----------------   ---------------   ---------
Operations
   Net investment income (loss)              $            46   $             47   $             19   $            39   $   3,360
   Net realized gain (loss) on investments                66                238                158             1,855      10,502
   Net change in unrealized appreciation
      (depreciation) on investments                      (84)            (1,414)                 4              (616)    (11,388)
                                             ---------------   ----------------   ----------------   ---------------   ---------
Net increase (decrease) in net assets
   from operations                                        28             (1,129)               181             1,278       2,474
                                             ---------------   ----------------   ----------------   ---------------   ---------

Contract transactions (1)
   Policy purchase payments                            1,267                757              1,653               568      19,865
   Policy withdrawals                                     --               (174)              (387)             (173)     (2,327)
   Transfers between portfolios                           --              4,815                (33)           (4,432)     26,660
   Policyholder charges (Note 3)                          --               (138)              (305)             (720)    (18,914)
                                             ---------------   ----------------   ----------------   ---------------   ---------
Net increase (decrease) in net assets from
   contract transactions                               1,267              5,260                928            (4,757)     25,284
                                             ---------------   ----------------   ----------------   ---------------   ---------
Net increase (decrease) in net assets                  1,295              4,131              1,109            (3,479)     27,758

Net assets beginning of period                         1,415                757              2,673             8,322     273,205
                                             ---------------   ----------------   ----------------   ---------------   ---------
Net assets end of period                     $         2,710   $          4,888   $          3,782   $         4,843   $ 300,963
------------------------------------------   ===============   ================   ================   ===============   =========

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                   136                 48                211               426      19,297
      Units Issued                                       118                354                129               439       5,431
      Units Redeemed                                      --                (23)               (61)             (639)     (3,623)
                                             ---------------   ----------------   ----------------   ---------------   ---------
Units Outstanding at December 31, 2007                   254                379                279               226      21,105
------------------------------------------   ===============   ================   ================   ===============   =========

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2007

                                                JNL/MCM          JNL/MCM           JNL/MCM          JNL/MCM            JNL/MCM
                                             JNL Optimized      Oil & Gas       S&P 400 MidCap      S&P 500        Select Small-Cap
                                              5 Portfolio    Sector Portfolio  Index Portfolio   Index Portfolio       Portfolio
                                             -------------   ----------------  ---------------   ---------------   ----------------
Operations
   Net investment income (loss)              $         573   $             55  $           (13)  $           230   $             --
   Net realized gain (loss) on investments            (202)             3,188            1,204               677                (6)
   Net change in unrealized appreciation
      (depreciation) on investments                   (405)             3,897             (321)              311                (8)
                                             -------------   ----------------  ---------------   ---------------   ----------------
Net increase (decrease) in net assets
   from operations                                     (34)             7,140              870             1,218                (14)
                                             -------------   ----------------  ---------------   ---------------   ----------------
Contract transactions (1)
   Policy purchase payments                             --              5,597            2,413             1,942                 --
   Policy withdrawals                                   --               (659)              --                --               (156)
   Transfers between portfolios                     24,164                549           (6,530)               13                 (1)
   Policyholder charges (Note 3)                    (1,009)            (2,854)          (1,610)           (2,120)                --
                                             -------------   ----------------  ---------------   ---------------   ----------------
Net increase (decrease) in net assets from
   contract transactions                            23,155              2,633           (5,727)             (165)              (157)
                                             -------------   ----------------  ---------------   ---------------   ----------------
Net increase (decrease) in net assets               23,121              9,773           (4,857)            1,053               (171)

Net assets beginning of period                          --             20,627            8,606            29,564                171
                                             -------------   ----------------  ---------------   ---------------   ----------------
Net assets end of period                     $      23,121   $         30,400  $         3,749   $        30,617   $             --
-------------------------------------------  =============   ================  ===============   ===============   ================

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                  --                697              541             2,326                 17
      Units Issued                                   2,565                516              248               150                 --
      Units Redeemed                                  (663)              (448)            (568)             (164)               (17)
                                             -------------   ----------------  ---------------   ---------------   ----------------
Units Outstanding at December 31, 2007               1,902                765              221             2,312                 --
                                             =============   ================  ===============   ===============   ================

                                                                                                     JNL/
                                                 JNL/MCM           JNL/MCM                       Oppenheimer
                                                Small Cap         Technology        JNL/MCM     Global Growth     JNL/Oppenheimer
                                             Index Portfolio   Sector Portfolio  VIP Portfolio    Portfolio     Growth Portfolio(a)
                                             ---------------   ----------------  -------------  -------------   -------------------
Operations
   Net investment income (loss)              $             2   $            (13) $       2,678  $          84   $               130
   Net realized gain (loss) on investments                37                 69          1,111          3,350                   (18)
   Net change in unrealized appreciation
      (depreciation) on investments                      (56)               147          6,178         (1,306)                  (59)
                                             ---------------   ----------------  -------------  -------------   -------------------
Net increase (decrease) in net assets
   from operations                                       (17)               203          9,967          2,128                    53
                                             ---------------   ----------------  -------------  -------------   -------------------
Contract transactions (1)
   Policy purchase payments                               35                433          2,712          5,087                   105
   Policy withdrawals                                     --                (87)            --             --                    --
   Transfers between portfolios                           (1)               (21)         6,318          4,388                  (722)
   Policyholder charges (Note 3)                         (48)              (140)        (4,820)        (1,752)                  (60)
                                             ---------------   ----------------  -------------  -------------   -------------------
Net increase (decrease) in net assets from
  contract transactions                                  (14)               185          4,210          7,723                  (677)
                                             ---------------   ----------------  -------------  -------------   -------------------
Net increase (decrease) in net assets                    (31)               388         14,177          9,851                  (624)

Net assets beginning of period                           710              1,412         95,779         34,345                   624
                                             ---------------   ----------------  ------------   -------------   -------------------
Net assets end of period                     $           679   $          1,800  $     109,956  $      44,196   $                --
-------------------------------------------  ===============   ================  =============  =============   ===================

(1) Contract Unit Transactions
Units Outstanding at December 31, 2006                    44                213          7,113          2,250                    65
      Units Issued                                         2                 61            700            630                    14
      Units Redeemed                                      (3)               (35)          (394)          (138)                  (79)
                                             ---------------   ----------------  -------------   ------------   -------------------
Units Outstanding at December 31, 2007                    43                239          7,419          2,742                    --
                                             ===============   ================  =============  =============   ===================

(a)   The period is from January 1, 2007 through acquisition April 27, 2007.

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2007

                                                                  JNL/           JNL/            JNL/
                                               JNL/PIMCO      PPM America    PPM America     PPM America        JNL/Putnam
                                              Total Return    Core Equity     High Yield     Value Equity         Midcap
                                             Bond Portfolio    Portfolio    Bond Portfolio    Portfolio     Growth Portfolio(a)
                                             --------------   -----------   --------------   ------------   -------------------
Operations
   Net investment income (loss)              $          103   $        (4)  $          330   $         --   $               (17)
   Net realized gain (loss) on investments               22             5                9             --                    37
   Net change in unrealized appreciation
      (depreciation) on investments                      49           (58)            (425)            --                   (76)
                                             --------------   -----------   --------------   ------------   -------------------
Net increase (decrease) in net assets
   from operations                                      174           (57)             (86)            --                   (56)
                                             --------------   -----------   --------------   ------------   -------------------

Contract transactions (1)
   Policy purchase payments                             887            35              899             --                   944
   Policy withdrawals                                    --            --               --             --                    --
   Transfers between portfolios                        (482)           --              (70)            --                (2,207)
   Policyholder charges (Note 3)                       (124)          (48)             (94)            --                  (466)
                                             --------------   -----------   --------------   ------------   -------------------
Net increase (decrease) in net assets from
  contract transactions                                 281           (13)             735             --                (1,729)
                                             --------------   -----------   --------------   ------------   -------------------
Net increase (decrease) in net assets                   455           (70)             649             --                (1,785)

Net assets beginning of period                        1,754           727            3,814             --                 1,785
                                             --------------   -----------   --------------   ------------   -------------------
Net assets end of period                     $        2,209   $       657   $        4,463   $         --   $                --
-------------------------------------------  ==============   ===========   ==============   ============   ===================

(1) Contract Unit Transactions
Units Outstanding at December 31, (2006)                115            27              251             --                   195

      Units Issued                                       58             1               60             --                    98
      Units Redeemed                                    (38)           (2)             (12)            --                  (293)
                                             --------------   -----------   --------------   ------------   -------------------
Units Outstanding at December 31, 2007                  135            26              299             --                    --
                                             ==============   ===========   ==============   ============   ===================

                                             JNL/Select    JNL/Select        JNL/           JNL/T.Rowe         JNL/T.Rowe
                                              Balanced    Money Market   Select Value   Price Established    Price Mid-Cap
                                             Portfolio      Portfolio      Portfolio     Growth Portfolio   Growth Portfolio
                                             ----------   ------------   ------------   -----------------   ----------------
Operations
   Net investment income (loss)              $        9   $         37   $          4   $              87   $            109
   Net realized gain (loss) on investments           53             --              7               2,238              1,765
   Net change in unrealized appreciation
      (depreciation) on investments                  (4)            --             (5)                286                551
                                             ----------   ------------   ------------   -----------------   ----------------
Net increase (decrease) in net assets
   from operations                                   58             37              6               2,611              2,425
                                             ----------   ------------   ------------   -----------------   ----------------

Contract transactions (1)
   Policy purchase payments                         453            138             92               1,819              1,721
   Policy withdrawals                                --             --             --                (173)              (596)
   Transfers between portfolios                       1             --             --               3,976                (20)
   Policyholder charges (Note 3)                    (28)            --            (43)             (1,576)              (948)
                                             ----------   ------------   ------------   -----------------   ----------------
Net increase (decrease) in net assets from
  contract transactions                             426            138             49               4,046                157
                                             ----------   ------------   ------------   -----------------   ----------------
Net increase (decrease) in net assets               484            175             55               6,657              2,582

Net assets beginning of period                    1,023            841             55              26,820             14,717
                                             ----------   ------------   ------------   -----------------   ----------------
Net assets end of period                     $    1,507   $      1,016   $        110   $          33,477   $         17,299
-------------------------------------------  ==========   ============   ============   =================   ================

(1) Contract Unit Transactions
Units Outstanding at December 31, (2006)             34             61              3                 817                342

      Units Issued                                   14             10              4                 167                 38
      Units Redeemed                                 (1)            --             (2)                (51)               (35)
                                             ----------   ------------   ------------   -----------------   ----------------
Units Outstanding at December 31, 2007               47             71              5                 933                345
                                             ==========   ============   ============   =================   ================

(a)   The period is from January 1, 2007 through acquisition November 30, 2007.

                     See notes to the financial statements.

JNLNY Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2007

                                               JNL/T.Rowe
                                               Price Value
                                                Portfolio
                                               -----------
Operations
   Net investment income (loss)                $         7
   Net realized gain (loss) on investments              45
   Net change in unrealized appreciation
      (depreciation) on investments                    (48)
                                               -----------
Net increase (decrease) in net assets
   from operations                                       4
                                               -----------

Contract transactions (1)
   Policy purchase payments                             35
   Policy withdrawals                                   --
   Transfers between portfolios                         --
   Policyholder charges (Note 3)                       (83)
                                               -----------
Net increase (decrease) in net assets from
  contract transactions                                (48)
                                               -----------
Net increase (decrease) in net assets                  (44)

Net assets beginning of period                         791
                                               -----------
Net assets end of period                       $       747
--------------------------------------------   ===========

(1) Contract Unit Transactions
Units Outstanding at December 31, (2006)                45

      Units Issued                                       2
      Units Redeemed                                   (5)
                                               -----------
Units Outstanding at December 31, 2007                  42
                                               ===========

                     See notes to the financial statements.

JNLNY Separate Account IV
Notes to Financial Statements

Note 1 - Organization
---------------------

Jackson National Life Insurance Company of New York ("Jackson") established JNLNY Separate Account IV (the "Separate Account") on November 30, 1998. The Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the direction of the policyholder, net premiums for individual flexible premium variable universal life contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contains forty-eight (48) Portfolios as of December 31, 2008, each of which invests in the following mutual funds ("Funds"):

--------------------------------------------------------------------------------
                                JNL Series Trust
--------------------------------------------------------------------------------
JNL/AIM Global Real Estate Fund
JNL/AIM International Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian U.S. Growth Equity Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/Lazard Small Cap Equity Fund
JNL/MCM Bond Index Fund*
JNL/MCM Enhanced S&P 500 Stock Index Fund*
JNL/MCM International Index Fund*
JNL/MCM S&P 400 MidCap Index Fund*
JNL/MCM S&P 500 Index Fund*
JNL/MCM Small Cap Index Fund*
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Core Equity Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Value Equity Fund
JNL/Select Balanced Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T.Rowe Price Established Growth Fund
JNL/T.Rowe Price Mid-Cap Growth Fund
JNL/T.Rowe Price Value Fund

--------------------------------------------------------------------------------
                              JNL Variable Fund LLC
--------------------------------------------------------------------------------
JNL/MCM 25 Fund*
JNL/MCM Communications Sector Fund*
JNL/MCM Consumer Brands Sector Fund*
JNL/MCM Financial Sector Fund*
JNL/MCM Healthcare Sector Fund*
JNL/MCM JNL 5 Fund*
JNL/MCM JNL Optimized 5 Fund*
JNL/MCM Oil & Gas Sector Fund*
JNL/MCM Select Small-Cap Fund*
JNL/MCM Technology Sector Fund*
JNL/MCM VIP Fund*

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 1 - Organization (continued)
---------------------------------

During the year ended December 31, 2008, the following Funds changed names:

------------------------------------------------------------------------------------
PRIOR PORTFOLIO NAME              CURRENT PORTFOLIO NAME             EFFECTIVE DATE
------------------------------------------------------------------------------------
JNL/Lazard Mid Cap Value Fund     JNL/Lazard Mid Cap Equity Fund     March 31, 2008
------------------------------------------------------------------------------------
JNL/Lazard Small Cap Value Fund   JNL/Lazard Small Cap Equity Fund   March 31, 2008
------------------------------------------------------------------------------------
JNL/AIM Real Estate Fund          JNL/AIM Global Real Estate Fund    October 6, 2008
------------------------------------------------------------------------------------

* MCM denotes the sub adviser Mellon Capital Management throughout these financial statements.

Note 2 - Significant Accounting Policies
----------------------------------------

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Use of Estimates
----------------

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
-----------

      The Separate Account's investments in the corresponding series of mutual funds ("Funds") are stated at the closing net asset values of the respective Funds. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in the Funds are recorded on trade date. Realized gain distributions and dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income or gain to the Separate Account on the ex-dividend date.

Federal Income Taxes
--------------------

      The operations of the Separate Account are included in the federal income tax return of Jackson, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax has been provided.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 2 - Significant Accounting Policies (continued)
----------------------------------------------------

Statement  on  Financial  Accounting  Standards  ("SFAS")  No. 157,  "Fair Value
--------------------------------------------------------------------------------
Measurements"
-------------

      This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

      Various inputs are used in determining the value of a Funds' investments under SFAS No. 157 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including a Funds' own assumptions in determining the fair value of the investment. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2008, all of the Separate Account's investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the funds in accordance with SFAS No. 157 differs from the characterization of an investment in the fund.

Note 3 - Policy Charges
-----------------------

Charges are deducted from the Separate Account and remitted to Jackson, to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

Asset-based Charges
-------------------

      Insurance Charges
      -----------------

      Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.90% in years 1-10, 0.25% in years 11-20, and 0.0% in years 21 and up for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account. This is charged through the daily unit value calculation.

Transaction Charges
-------------------

Policy premium payments are reflected net of the following charges paid:

      Sales Charge
      ------------

      A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years. Total sales charges deducted from premium payments for the years ended December 31, 2008 and 2007 amounted to $3,695 and $3,633, respectively.

      Premium Tax Charge
      ------------------

      Some states and local governmental entities charge premium taxes or other similar taxes. Jackson is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes will not exceed 2.0%. Currently, New York does not impose premium taxes.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 3 - Policy Charges (continued)
-----------------------------------

      Federal Tax Charge
      ------------------

      A federal tax charge of 1.5% is deducted from each premium payment.

      Total tax charges for the years ended December 31, 2008 and 2007 amounted to $2,174 and $2,381, respectively.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy. These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

      Cost of Insurance Charge
      ------------------------

      The cost of insurance varies with the amount of insurance, the insured's age, sex, risk class, and duration of the policy.

      Monthly Policy Charge
      ---------------------

      A monthly policy fee is assessed at $15 per month of policy years 1-3 and $7.50 per month thereafter.

      Administrative Charge
      ---------------------

      An administrative charge of $0.07 per thousand of the specified death benefit (policy face value) will be assessed in the first 10 policy years and $0.01 per thousand thereafter.

      Optional Rider Charges
      ----------------------

      Types of optional riders include the following: Terminal Illness Benefit Rider, Additional Death Benefit Coverage, Waiver of Monthly Deductions, Waiver of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders, please refer to the products prospectus.

      The total cash value charges for the years ended December 31, 2008 and 2007 amounted to $46,528 and $44,260, respectively.

Contract Charges
----------------

      Transfer Fee Charge
      -------------------

      A transfer fee of $25 will apply to transfers made by policyholders between the portfolios in excess of 15 transfers in a contract year.
      Jackson may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required. This fee will be deducted from the amount transferred prior to the allocation to a different portfolio.

      Re-Underwriting Fee Charge
      --------------------------

      If a transaction under a policy requires underwriting approval after the commencement date, a fee of $25 is deducted.

      Illustration Charge
      -------------------

      One personalized illustration is free of charge each policy year. A fee of $25 (to be paid in cash) will be assessed for any additional illustration request during the policy year.

      Surrender Charges
      -----------------

      During  the  first  nine  contract  years,  certain  contracts  include  a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured's age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson and withheld from the proceeds of the withdrawals.

      The contract charges assessed for the year ended December 31, 2008 amounted to $25. There were no contract charges assessed for the year ended December 31, 2007.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 4 - Purchases and Sales of Investments
-------------------------------------------

      For the year ended December 31, 2008, purchases and proceeds from sales of investments are as follows:

--------------------------------------------------------------------------------
                                JNL Series Trust
--------------------------------------------------------------------------------

                                                                          Proceeds
                                                             Purchases   from Sales
                                                             ---------   ----------
JNL/AIM Global Real Estate Fund                              $     979   $    5,544
JNL/AIM International Growth Fund                                1,628          802
JNL/AIM Large Cap Growth Fund                                      624          389
JNL/AIM Small Cap Growth Fund                                      879          422
JNL/Capital Guardian Global Balanced Fund                        1,431           58
JNL/Capital Guardian Global Diversified Research Fund               --          117
JNL/Capital Guardian U.S. Growth Equity Fund                        --           --
JNL/Eagle Core Equity Fund                                          --           --
JNL/Eagle SmallCap Equity Fund                                   1,454          856
JNL/Franklin Templeton Income Fund                                  --           --
JNL/Franklin Templeton Small Cap Value Fund                        662          612
JNL/Goldman Sachs Core Plus Bond Fund                            2,418        1,746
JNL/Goldman Sachs Mid Cap Value Fund                                --           --
JNL/Goldman Sachs Short Duration Bond Fund                          --           --
JNL/JPMorgan International Value Fund                              699          176
JNL/JPMorgan MidCap Growth Fund                                  1,065          629
JNL/JPMorgan U.S. Government & Quality Bond Fund                 1,324          383
JNL/Lazard Emerging Markets Fund                                    --           --
JNL/Lazard Mid Cap Equity Fund                                   1,923        1,458

                                                                          Proceeds
                                                             Purchases   from Sales
                                                             ---------   ----------
JNL/Lazard Small Cap Equity Fund                             $   1,951   $    1,525
JNL/MCM Bond Index Fund                                             --           --
JNL/MCM Enhanced S&P 500 Stock Index Fund                        1,734           46
JNL/MCM International Index Fund                                   783          772
JNL/MCM S&P 400 MidCap Index Fund                                  270          882
JNL/MCM S&P 500 Index Fund                                       2,424        2,568
JNL/MCM Small Cap Index Fund                                        75           50
JNL/Oppenheimer Global Growth Fund                              12,673        3,001
JNL/PIMCO Total Return Bond Fund                                 1,155          725
JNL/PPM America Core Equity Fund                                    37           46
JNL/PPM America High Yield Bond Fund                             1,337          572
JNL/PPM America Value Equity Fund                                   --           --
JNL/Select Balanced Fund                                           576           13
JNL/Select Money Market Fund                                       157          784
JNL/Select Value Fund                                               95           43
JNL/T.Rowe Price Established Growth Fund                         2,194        2,756
JNL/T.Rowe Price Mid-Cap Growth Fund                             2,556        2,262
JNL/T.Rowe Price Value Fund                                        117           54

--------------------------------------------------------------------------------
                              JNL Variable Fund LLC
--------------------------------------------------------------------------------

                                                                          Proceeds
                                                             Purchases   from Sales
                                                             ---------   ----------
JNL/MCM 25 Fund                                              $      --   $       --
JNL/MCM Communications Sector Fund                                 147           43
JNL/MCM Consumer Brands Sector Fund                                 --           --
JNL/MCM Financial Sector Fund                                    9,784          255
JNL/MCM Healthcare Sector Fund                                   5,035          687
JNL/MCM JNL 5 Fund                                              57,225       47,493

                                                                          Proceeds
                                                             Purchases   from Sales
                                                             ---------   ----------
JNL/MCM JNL Optimized 5 Fund                                 $     816   $    6,290
JNL/MCM Oil & Gas Sector Fund                                    4,779       15,829
JNL/MCM Select Small-Cap Fund                                       --           --
JNL/MCM Technology Sector Fund                                  12,480        1,217
JNL/MCM VIP Fund                                                23,891       11,010

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 5 - Financial Highlights
-----------------------------

The following is a summary for each period in the five year period ended December 31, 2008 of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition to certain other portfolio data. Unit values for portfolios that do not have any assets at period end are calculated based on the net asset value of the underlying fund less expenses charged directly to the separate account.

                                                                                                                     JNL/Capital
                                           JNL/AIM Global         JNL/AIM           JNL/AIM           JNL/AIM      Guardian Global
                                             Real Estate       International       Large Cap         Small Cap         Balanced
                                            Portfolio(a)     Growth Portfolio  Growth Portfolio  Growth Portfolio     Portfolio
                                           --------------    ----------------  ----------------  ----------------  =--------------
Period ended December 31, 2008

   Unit Value                              $     8.510793    $      12.342667  $       9.280704  $       9.886943  $      9.687617
   (2) Net Assets (in thousands)           $            2    $              4  $              2  $              5  $             4
   (2) Units Outstanding (in thousands)                 0                   0                 0                 1                0
   Total Return ****                               -36.08%             -41.38%           -38.12%           -40.12%          -28.76%
   Investment Income Ratio **                        1.52%               0.44%             0.39%             0.00%            1.33%
   Ratio of Expenses ***                             0.90%               0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2007

   Unit Value                              $    13.314473    $      21.056848  $      14.997766  $      16.511724  $     13.599324
   Net Assets (in thousands)               $            9    $              7  $              2  $              9  $             5
   Units Outstanding (in thousands)                     1                   0                 0                 1                0
   Total Return ****                               -15.59%               8.96%            14.98%            10.57%            7.27%
   Investment Income Ratio **                        3.36%               1.91%             0.65%             0.29%            2.51%
   Ratio of Expenses ***                             0.90%               0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2006

   Unit Value                              $    15.773143    $      19.324515  $      13.043494  $      14.932860  $     12.678096
   Net Assets (in thousands)               $            6    $              5  $              1  $              9  $             1
   Units Outstanding (in thousands)                    --                  --                --                 1               --
   Total Return ****                                35.39%              21.92%             7.05%            13.71%            9.98%
   Investment Income Ratio **                        0.06%               0.02%             0.00%             0.00%            0.03%
   Ratio of Expenses ***                             0.90%               0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2005

   Unit Value                              $    11.650272    $      15.850466  $      12.184802  $      13.132736  $     11.527881
   Net Assets (in thousands)               $           --    $              1  $             --  $              5  $            --
   Units Outstanding (in thousands)                    --                  --                --                --               --
    Total Return****                                16.50%*              9.95%             6.54%             7.76%            9.39%
   Investment Income Ratio **                        0.00%               1.95%             0.00%             0.00%            0.00%
   Ratio of Expenses ***                             0.90%               0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2004

   Unit Value                                         n/a    $      14.415999  $      11.436990  $      12.186918  $     10.538134
   Net Assets (in thousands)                          n/a    $             --  $             --  $             --  $            --
   Units Outstanding (in thousands)                   n/a                  --                --                --               --
   (1) Total Return****                               n/a               11.01%             6.76%             2.98%            6.33%
   Investment Income Ratio **                         n/a                0.00%             0.00%             0.00%            0.00%
   Ratio of Expenses ***                              n/a                0.90%             0.90%             0.90%            0.90%

                                               JNL/Capital       JNL/Capital
                                             Guardian Global    Guardian U.S.   JNL/Eagle       JNL/Eagle         JNL/Franklin
                                               Diversified     Growth Equity   Core Equity   SmallCap Equity       Templeton
                                           Research Portfolio     Portfolio     Portfolio       Portfolio     Income Portfolio(b)
                                           ------------------  --------------  -----------  ----------------  -------------------
Period ended December 31, 2008

   Unit Value                              $        19.367143  $    19.290325  $ 11.980550  $      17.179476  $          7.718306
   (2) Net Assets (in thousands)           $                2  $           --  $        --  $              5  $                --
   (2) Units Outstanding (in thousands)                     0              --           --                 0                   --
   Total Return ****                                   -42.87%         -41.34%      -39.48%           -38.72%              -30.14%
   Investment Income Ratio **                            0.00%           0.00%        0.00%             0.00%                0.00%
   Ratio of Expenses ***                                 0.90%           0.90%        0.90%             0.90%                0.90%

Period ended December 31, 2007

   Unit Value                              $        33.900487  $    32.883644  $ 19.796500  $      28.036040  $         11.048579
   Net Assets (in thousands)               $                3  $           --  $        --  $              8  $                --
   Units Outstanding (in thousands)                         0              --           --                 0                   --
   Total Return ****                                    19.78%           8.95%       -5.42%            11.26%                1.04%
   Investment Income Ratio **                            1.20%           0.00%        0.00%             2.20%                0.00%
   Ratio of Expenses ***                                 0.90%           0.90%        0.90%             0.90%                0.90%

Period ended December 31, 2006

   Unit Value                              $        28.302701  $    30.181133  $ 20.931730  $      25.199445  $         10.935098
   Net Assets (in thousands)               $                3  $           --  $        --  $              7  $                --
   Units Outstanding (in thousands)                        --              --           --                --                   --
   Total Return ****                                    12.55%           3.94%       11.08%            19.27%                9.35%*
   Investment Income Ratio **                            0.03%           0.00%        0.00%             0.00%                0.00%
   Ratio of Expenses ***                                 0.90%           0.90%        0.90%             0.90%                0.90%

Period ended December 31, 2005

   Unit Value                              $        25.145745  $    29.037144  $ 18.843788  $      21.127511                  n/a
   Net Assets (in thousands)               $               --  $           --  $        --  $              2                  n/a
   Units Outstanding (in thousands)                        --              --           --                --                  n/a
    Total Return****                                     1.20%           3.92%        3.43%             1.77%                 n/a
   Investment Income Ratio **                            0.00%           0.00%        0.00%             0.00%                 n/a
   Ratio of Expenses ***                                 0.90%           0.90%        0.90%             0.90%                 n/a

Period ended December 31, 2004

   Unit Value                              $        24.846931  $    27.940809  $ 18.218234  $      20.760234                  n/a
   Net Assets (in thousands)               $               --  $           --  $        --  $             --                  n/a
   Units Outstanding (in thousands)                        --              --           --                --                  n/a
   (1) Total Return****                                  6.29%           6.18%        2.98%             9.44%                 n/a
   Investment Income Ratio **                            0.00%           0.00%        0.00%             0.00%                 n/a
   Ratio of Expenses ***                                 0.90%           0.90%        0.90%             0.90%                 n/a

* Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

**** Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the separate account.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(2) Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)   Commencement of operations May 2, 2005.

(b)   Commencement of operations May 1, 2006.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 5 - Financial Highlights (continued)
-----------------------------------------

                                      JNL/Franklin            JNL/              JNL/                  JNL/
                                        Templeton         Goldman Sachs     Goldman Sachs        Goldman Sachs        JNL/JPMorgan
                                        Small Cap           Core Plus          Mid Cap           Short Duration      International
                                   Value Portfolio(a)    Bond Portfolio  Value Portfolio(a)    Bond Portfolio(b)    Value Portfolio
                                   ------------------    --------------  ------------------    -----------------    ---------------
Period ended December 31, 2008

   Unit Value                      $         7.946019    $    21.131772  $         8.432180    $        9.984894    $     10.409631
   (2) Net Assets (in thousands)   $                2    $            4  $               --    $              --    $             2
   (2) Units Outstanding
     (in thousands)                                 0                 0                  --                   --                  0
   Total Return ****                           -33.66%            -5.80%             -36.61%               -6.50%            -44.94%
   Investment Income Ratio **                    1.14%             4.28%               0.00%                0.00%              2.44%
   Ratio of Expenses ***                         0.90%             0.90%               0.90%                0.90%              0.90%

Period ended December 31, 2007

   Unit Value                      $        11.978159    $    22.431968  $        13.301476    $       10.679257    $     18.906118
   Net Assets (in thousands)       $                3    $            4  $               --    $              --    $             3
   Units Outstanding
     (in thousands)                                 0                 0                  --                   --                  0
   Total Return ****                            -6.73%             6.22%               2.05%                4.10%             11.23%
   Investment Income Ratio **                    3.42%             6.69%               0.00%                0.00%              4.95%
   Ratio of Expenses ***                         0.90%             0.90%               0.90%                0.90%              0.90%

Period ended December 31, 2006

   Unit Value                      $        12.843061    $    21.119395  $        13.034651    $       10.258597    $     16.997929
   Net Assets (in thousands)       $                3    $            3  $               --    $              --    $             4
   Units Outstanding
     (in thousands)                                --                --                  --                   --                 --
   Total Return ****                            17.03%             4.00%              15.02%                2.59%*            31.09%
   Investment Income Ratio **                    0.04%             0.00%               0.00%                0.00%              0.05%
   Ratio of Expenses ***                         0.90%             0.90%               0.90%                0.90%              0.90%

Period ended December 31, 2005

   Unit Value                      $        10.974323    $    20.306967  $        11.332174                  n/a    $     12.966867
   Net Assets (in thousands)       $               --    $            2  $               --                  n/a    $             3
   Units Outstanding
     (in thousands)                                --                --                  --                  n/a                 --
    Total Return****                             9.74%*            1.94%              13.32%*                n/a              18.19%
   Investment Income Ratio **                    0.00%             5.82%               0.00%                 n/a               0.73%
   Ratio of Expenses ***                         0.90%             0.90%               0.90%                 n/a               0.90%

Period ended December 31, 2004

   Unit Value                                     n/a    $    19.920194                 n/a                  n/a    $     10.971048
   Net Assets (in thousands)                      n/a    $           --                 n/a                  n/a    $            --
   Units Outstanding
     (in thousands)                               n/a                --                 n/a                  n/a                 --
   (1) Total Return****                           n/a              4.16%                n/a                  n/a              14.99%
   Investment Income Ratio **                     n/a              0.00%                n/a                  n/a               0.00%
   Ratio of Expenses ***                          n/a              0.90%                n/a                  n/a               0.90%

                                                          JNL/JPMorgan
                                           JNL/JPMorgan    U.S. Government     JNL/Lazard          JNL/Lazard        JNL/Lazard
                                           MidCap Growth   & Quality Bond   Emerging Markets         Mid Cap          Small Cap
                                             Portfolio        Portfolio       Portfolio(b)      Equity Portfolio  Equity Portfolio
                                          --------------  ----------------  ----------------    ----------------  ----------------
Period ended December 31, 2008

   Unit Value                             $    15.580932  $      19.486510  $       7.102874    $      13.021906  $      10.435927
   (2) Net Assets (in thousands)          $            4  $              4  $             --    $             10  $             13
   (2) Units Outstanding (in thousands)                0                 0                --                   1                 1
   Total Return ****                              -44.81%             5.78%           -50.39%             -39.43%           -39.08%
   Investment Income Ratio **                       0.00%             2.49%             0.00%               1.51%             0.00%
   Ratio of Expenses ***                            0.90%             0.90%             0.90%               0.90%             0.90%

Period ended December 31, 2007

   Unit Value                             $    28.232440  $      18.422326  $      14.316139    $      21.498964  $      17.131795
   Net Assets (in thousands)              $            6  $              3  $              0    $             16  $             20
   Units Outstanding (in thousands)                    0                 0                --                   1                 1
   Total Return ****                                7.15%             5.69%            30.93%              -3.38%            -7.47%
   Investment Income Ratio **                       0.00%             5.35%             0.00%               5.40%             4.19%
   Ratio of Expenses ***                            0.90%             0.90%             0.90%               0.90%             0.90%

Period ended December 31, 2006

   Unit Value                             $    26.348364  $      17.430947  $      10.934556    $      22.251976  $      18.515138
   Net Assets (in thousands)              $            4  $              2  $             --    $             16  $             21
   Units Outstanding (in thousands)                   --                --                --                   1                 1
   Total Return ****                               11.26%             2.46%             9.35%*             13.83%            16.08%
   Investment Income Ratio **                       0.00%             0.00%             0.00%               0.21%             1.37%
   Ratio of Expenses ***                            0.90%             0.90%             0.90%               0.90%             0.90%

Period ended December 31, 2005

   Unit Value                             $    23.682201  $      17.012125               n/a    $      19.549125  $      15.950728
   Net Assets (in thousands)              $           --  $              1               n/a    $             13  $             18
   Units Outstanding (in thousands)                   --                --               n/a                   1                 1
    Total Return****                                5.39%             2.07%              n/a                8.00%             3.91%
   Investment Income Ratio **                       0.00%             9.78%              n/a               11.33%             5.29%
   Ratio of Expenses ***                            0.90%             0.90%              n/a                0.90%             0.90%

Period ended December 31, 2004

   Unit Value                             $    22.470701  $      16.667519               n/a    $      18.100570  $      15.350523
   Net Assets (in thousands)              $           --  $             --               n/a    $             --  $             --
   Units Outstanding (in thousands)                   --                --               n/a                  --                --
   (1) Total Return****                             12.72%             0.53%              n/a               14.93%            8.56%
   Investment Income Ratio **                       0.00%             0.81%              n/a                0.00%             0.00%
   Ratio of Expenses ***                            0.90%             0.90%              n/a                0.90%             0.90%

* Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

**** Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the separate account.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(2) Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)   Commencement of operations May 2, 2005.

(b)   Commencement of operations May 1, 2006.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 5 - Financial Highlights (continued)
-----------------------------------------

                                                                                                                 JNL/MCM
                                                              JNL/MCM         JNL/MCM           JNL/MCM          Enhanced
                                              JNL/MCM        Bond Index   Communications    Consumer Brands   S&P 500 Stock
                                           25 Portfolio      Portfolio   Sector Portfolio  Sector Portfolio  Index Portfolio
                                           -------------    -----------  ----------------  ----------------  ---------------
Period ended December 31, 2008

   Unit Value                              $    6.539182    $ 13.088036  $       4.049058  $       7.736115  $      6.597812
   (2) Net Assets (in thousands)           $          --    $        --  $              0  $             --  $             3
   (2) Units Outstanding (in thousands)               --             --                 0                --                0
   Total Return ****                              -35.66%          2.96%           -39.93%           -31.81%          -38.19%
   Investment Income Ratio **                       0.00%          0.00%             7.66%             0.00%            2.20%
   Ratio of Expenses ***                            0.90%          0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2007

   Unit Value                              $   10.164033    $ 12.712293  $       6.740088  $      11.345763  $     10.673871
   Net Assets (in thousands)               $          --    $        --  $              0  $             --  $             3
   Units Outstanding (in thousands)                   --             --                 0                --                0
   Total Return ****                               -3.46%          6.67%             3.88%            -8.50%            2.89%
   Investment Income Ratio **                       0.00%          0.00%             5.95%             0.00%            3.04%
   Ratio of Expenses ***                            0.90%          0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2006

   Unit Value                              $   10.528746    $ 11.917170  $       6.488068  $      12.399483  $     10.373925
   Net Assets (in thousands)               $          --    $        --  $             --  $             --  $             1
   Units Outstanding (in thousands)                   --             --                --                --               --
   Total Return ****                                5.29%*         3.46%            36.27%            12.69%           16.03%
   Investment Income Ratio **                       0.00%          0.00%             0.00%             0.00%            0.08%
   Ratio of Expenses ***                            0.90%          0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2005

   Unit Value                                        n/a    $ 11.518325  $       4.761086  $      11.002881  $      8.940821
   Net Assets (in thousands)                         n/a    $        --  $             --  $             --  $             1
   Units Outstanding (in thousands)                  n/a             --                --                --               --
    Total Return****                                 n/a           1.56%             0.27%            -3.02%            3.66%
   Investment Income Ratio **                        n/a           0.00%             0.00%             0.00%           11.09%
   Ratio of Expenses ***                             n/a           0.90%             0.90%             0.90%            0.90%

Period ended December 31, 2004

   Unit Value                                        n/a    $ 11.341466  $       4.748186  $      11.345986  $      8.624905
   Net Assets (in thousands)                         n/a    $        --  $             --  $             --  $            --
   Units Outstanding (in thousands)                  n/a             --                --                --               --
   (1) Total Return****                              n/a           0.33%             5.97%             6.10%            6.97%
   Investment Income Ratio **                        n/a           0.00%             0.00%             0.00%            0.00%
   Ratio of Expenses ***                             n/a           0.90%             0.90%             0.90%            0.90%

                                                JNL/MCM           JNL/MCM          JNL/MCM         JNL/MCM        JNL/MCM
                                               Financial        Healthcare      International       JNL 5      JNL Optimized
                                           Sector Portfolio  Sector Portfolio  Index Portfolio  Portfolio(a)  5 Portfolio(b)
                                           ----------------  ----------------  ---------------  ------------  --------------
Period ended December 31, 2008

   Unit Value                              $       6.340608  $      10.324906  $     12.109524  $   8.145344  $     6.510798
   (2) Net Assets (in thousands)           $              7  $              6  $             3  $        157  $            7
   (2) Units Outstanding (in thousands)                   1                 1                0            19               1
   Total Return ****                                 -50.98%           -23.74%          -43.33%       -42.88%         -46.45%
   Investment Income Ratio **                          1.53%             1.05%            2.15%         2.43%           0.01%
   Ratio of Expenses ***                               0.90%             0.90%            0.90%         0.90%           0.90%

Period ended December 31, 2007

   Unit Value                              $      12.934902  $      13.538824  $     21.368786  $  14.259902  $    12.158867
   Net Assets (in thousands)               $              5  $              4  $             5  $        301  $           23
   Units Outstanding (in thousands)                       0                 0                0            21               2
   Total Return ****                                 -17.90%             6.86%            9.56%         0.72%          12.78%
   Investment Income Ratio **                          1.90%             1.51%            1.45%         1.94%           5.15%
   Ratio of Expenses ***                               0.90%             0.90%            0.90%         0.90%           0.90%

Period ended December 31, 2006

   Unit Value                              $      15.755046  $      12.670234  $     19.503581  $  14.157712  $    10.781316
   Net Assets (in thousands)               $              1  $              3  $             8  $        273  $           --
   Units Outstanding (in thousands)                      --                --               --            19              --
   Total Return ****                                  18.00%             5.50%           24.80%        17.92%           7.81%*
   Investment Income Ratio **                          0.02%             0.02%            0.02%         0.02%           0.00%
   Ratio of Expenses ***                               0.90%             0.90%            0.90%         0.90%           0.90%

Period ended December 31, 2005

   Unit Value                              $      13.351496  $      12.009391  $     15.628400  $  12.005779             n/a
   Net Assets (in thousands)               $             --  $              1  $             3  $        141             n/a
   Units Outstanding (in thousands)                      --                --               --            12             n/a
    Total Return****                                   5.67%             6.97%           12.44%         9.94%            n/a
   Investment Income Ratio **                          2.75%             1.27%            2.36%         0.04%            n/a
   Ratio of Expenses ***                               0.90%             0.90%            0.90%         0.90%            n/a

Period ended December 31, 2004

   Unit Value                              $      12.634918  $      11.227250  $     13.898818  $  10.919888             n/a
   Net Assets (in thousands)               $             --  $             --  $            --  $          8             n/a
   Units Outstanding (in thousands)                      --                --               --             1             n/a
   (1) Total Return****                                4.95%            -2.18%           13.87%         9.20%            n/a
   Investment Income Ratio **                          0.00%             0.00%            0.00%         0.31%            n/a
   Ratio of Expenses ***                               0.90%             0.90%            0.90%         0.90%            n/a

* Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

**** Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the separate account.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(2) Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)   Commencement of operations October 4, 2004.

(b)   Commencement of operations May 1, 2006.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 5 - Financial Highlights (continued)
-----------------------------------------

                                             JNL/MCM            JNL/MCM          JNL/MCM            JNL/MCM             JNL/MCM
                                            Oil & Gas        S&P 400 MidCap      S&P 500        Select Small-Cap       Small Cap
                                         Sector Portfolio   Index Portfolio   Index Portfolio      Portfolio(a)     Index Portfolio
                                         ----------------   ---------------   ---------------   ----------------    ---------------
Period ended December 31, 2008

   Unit Value                            $      24.514925   $     10.517035   $      8.193937   $       5.252333    $     10.170712
   (2) Net Assets (in thousands)         $              9   $             2   $            19   $             --    $             0
   (2) Units Outstanding (in thousands)                 0                 0                 2                 --                  0
   Total Return ****                               -38.29%           -38.07%           -38.13%            -40.45%            -35.45%
   Investment Income Ratio **                        0.58%             1.05%             1.77%              0.00%              1.57%
   Ratio of Expenses ***                             0.90%             0.90%             0.90%              0.90%              0.90%

Period ended December 31, 2007

   Unit Value                            $      39.726273   $     16.981796   $     13.244249   $       8.819650    $     15.757165
   Net Assets (in thousands)             $             30   $             4   $            31   $             --    $             1
   Units Outstanding (in thousands)                     1                 0                 2                 --                  0
   Total Return ****                                34.34%             6.72%             4.19%            -11.13%             -2.79%
   Investment Income Ratio **                        1.12%             0.69%             1.65%              0.00%              1.25%
   Ratio of Expenses ***                             0.90%             0.90%             0.90%              0.90%              0.90%

Period ended December 31, 2006

   Unit Value                            $      29.570472   $     15.911912   $     12.711674   $       9.923836    $     16.209355
   Net Assets (in thousands)             $             21   $             9   $            30   $             --    $             1
   Units Outstanding (in thousands)                     1                 1                 2                 --                 --
   Total Return ****                                19.97%             8.93%            14.26%             -0.76%*            16.50%
   Investment Income Ratio **                        0.07%             0.04%             0.03%              0.00%              0.00%
   Ratio of Expenses ***                             0.90%             0.90%             0.90%              0.90%              0.90%

Period ended December 31, 2005

   Unit Value                            $      24.647451   $     14.608014   $     11.125182                n/a    $     13.913683
   Net Assets (in thousands)             $              4   $             7              $ 25                n/a    $            --
   Units Outstanding (in thousands)                      -               --                 2                n/a                 --
   Total Return****                                 35.86%            11.14%             3.59%               n/a               3.45%
   Investment Income Ratio **                        3.56%             1.68%             1.66%               n/a               0.00%
   Ratio of Expenses ***                             0.90%             0.90%             0.90%               n/a               0.90%

Period ended December 31, 2004

   Unit Value                            $      18.141313   $     13.144033   $     10.739527                n/a    $     13.449497
   Net Assets (in thousands)             $             --   $             2   $             2                n/a    $            --
   Units Outstanding (in thousands)                    --                --                --                n/a                 --
   (1) Total Return****                             21.57%             8.69%             6.06%               n/a               9.69%
   Investment Income Ratio **                        0.00%             0.34%             0.81%               n/a               0.00%
   Ratio of Expenses ***                             0.90%             0.90%             0.90%               n/a               0.90%

                                                                                           JNL/                             JNL/
                                                         JNL/MCM                        Oppenheimer       JNL/PIMCO     PPM America
                                                       Technology         JNL/MCM      Global Growth    Total Return    Core Equity
                                                    Sector Portfolio   VIP Portfolio     Portfolio     Bond Portfolio    Portfolio
                                                    ----------------   -------------   -------------   --------------   -----------
Period ended December 31, 2008

   Unit Value                                       $       4.219569   $    8.416892   $    9.471316   $    16.414180   $ 14.326350
   (2) Net Assets (in thousands)                    $              8   $          56   $          29   $            2   $         0
   (2) Units Outstanding (in thousands)                            2               7               3                0             0
   Total Return ****                                          -43.82%         -43.21%         -41.23%           -0.34%       -40.90%
   Investment Income Ratio **                                   0.26%           1.66%           1.72%            4.36%         0.38%
   Ratio of Expenses ***                                        0.90%           0.90%           0.90%            0.90%         0.90%

Period ended December 31, 2007

   Unit Value                                       $       7.510194   $   14.821854   $   16.114657   $    16.469542   $ 24.242659
   Net Assets (in thousands)                        $              2   $         110   $          44   $            2   $         1
   Units Outstanding (in thousands)                                0               7               3                0             0
   Total Return ****                                           13.76%          10.07%           5.60%            7.55%        -7.96%
   Investment Income Ratio **                                   0.06%           3.51%           1.10%            5.50%         0.42%
   Ratio of Expenses ***                                        0.90%           0.90%           0.90%            0.90%         0.90%

Period ended December 31, 2006

   Unit Value                                       $       6.601915   $   13.465353   $   15.260477   $    15.312945   $ 26.339871
   Net Assets (in thousands)                        $              1   $          96   $          34   $            2   $         1
   Units Outstanding (in thousands)                               --               7               2               --            --
   Total Return ****                                            8.67%          11.34%          16.16%            2.66%        12.81%
   Investment Income Ratio **                                   0.00%           0.05%           0.08%            0.01%         0.01%
   Ratio of Expenses ***                                        0.90%           0.90%           0.90%            0.90%         0.90%

Period ended December 31, 2005

   Unit Value                                       $       6.075313   $   12.094139   $   13.137532   $    14.915980   $ 23.348939
   Net Assets (in thousands)                        $             --   $          13   $          27   $           --           $ -
   Units Outstanding (in thousands)                               --               1               2               --             -
   Total Return****                                             1.67%           9.07%          12.96%            1.70%         8.04%
   Investment Income Ratio **                                   0.00%           0.40%           0.23%            6.17%         0.00%
   Ratio of Expenses ***                                        0.90%           0.90%           0.90%            0.90%         0.90%

Period ended December 31, 2004

   Unit Value                                       $       5.975623   $   11.088678   $   11.630080   $    14.667118   $ 21.611100
   Net Assets (in thousands)                        $             --   $          --   $          --   $           --   $        --
   Units Outstanding (in thousands)                               --              --              --               --            --
   (1)Total Return****                                          2.57%          10.89%          11.83%            1.54%         8.57%
   Investment Income Ratio **                                   0.00%           0.00%           0.00%            0.00%         0.00%
   Ratio of Expenses ***                                        0.90%           0.90%           0.90%            0.90%         0.90%

* Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

**** Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the separate account.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(2) Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)   Commencement of operations May 1, 2006.

JNLNY Separate Account IV
Notes to Financial Statements (continued)

Note 5 - Financial Highlights (continued)
-----------------------------------------

                                                   JNL/           JNL/
                                               PPM America     PPM America    JNL/Select    JNL/Select
                                               High Yield     Value Equity     Balanced    Money Market
                                             Bond Portfolio     Portfolio     Portfolio      Portfolio
                                             --------------   ------------   -----------   ------------
Period ended December 31, 2008

   Unit Value                                $    10.273674   $  12.202459   $ 24.491821   $  14.630397
   (2) Net Assets (in thousands)             $            3   $         --   $         2   $          0
   (2) Units Outstanding (in thousands)                   0             --             0              0
   Total Return ****                                 -31.27%        -47.55%       -21.28%          1.42%
   Investment Income Ratio **                          9.54%          0.00%         3.27%          2.53%
   Ratio of Expenses ***                               0.90%          0.90%         0.90%          0.90%

Period ended December 31, 2007

   Unit Value                                $    14.948496   $  23.263206   $ 31.114503   $  14.425057
   Net Assets (in thousands)                 $            4   $         --   $         2   $          1
   Units Outstanding (in thousands)                       0             --             0              0
   Total Return ****                                  -1.68%         -6.22%         6.69%          4.07%
   Investment Income Ratio **                          8.91%          0.00%         1.71%          4.83%
   Ratio of Expenses ***                               0.90%          0.90%         0.90%          0.90%

Period ended December 31, 2006

   Unit Value                                $    15.204687   $  24.805417   $ 29.163333   $  13.860535
   Net Assets (in thousands)                 $            4   $         --   $         1   $          1
   Units Outstanding (in thousands)                      --             --            --             --
   Total Return ****                                   9.74%         12.20%        12.97%          3.79%
   Investment Income Ratio **                          0.09%          0.00%         0.02%          0.00%
   Ratio of Expenses ***                               0.90%          0.90%         0.90%          0.90%

Period ended December 31, 2005

   Unit Value                                $    13.855705   $  22.108566   $ 25.814461   $  13.354305
   Net Assets (in thousands)                 $            2   $         --   $         1   $         --
   Units Outstanding (in thousands)                      --             --            --             --
   Total Return****                                    0.97%          4.24%         4.92%          1.99%
   Investment Income Ratio **                          9.36%          0.00%         7.74%          0.00%
   Ratio of Expenses ***                               0.90%          0.90%         0.90%          0.90%

Period ended December 31, 2004

   Unit Value                                $    13.722244   $  21.210012   $ 24.604026   $  13.093103
   Net Assets (in thousands)                 $           --   $         --   $        --   $         --
   Units Outstanding (in thousands)                      --             --            --             --
   (1)Total Return****                                 5.92%          5.09%         5.95%          0.17%
   Investment Income Ratio **                          0.00%          0.00%         0.34%          0.00%
   Ratio of Expenses ***                               0.90%          0.90%         0.90%          0.90%

                                                 JNL/           JNL/T.Rowe         JNL/T.Rowe       JNL/T.Rowe
                                             Select Value   Price Established     Price Mid-Cap    Price Value
                                               Portfolio     Growth Portfolio   Growth Portfolio    Portfolio
                                             ------------   -----------------   ----------------   -----------
Period ended December 31, 2008

   Unit Value                                $  15.433118   $       20.352089   $      29.523343   $ 10.173947
   (2) Net Assets (in thousands)             $          0   $              19   $             10   $         0
   (2) Units Outstanding (in thousands)                 0                   1                  0             0
   Total Return ****                               -33.56%             -43.26%            -41.06%       -40.97%
   Investment Income Ratio **                        0.00%               0.12%              0.00%         2.09%
   Ratio of Expenses ***                             0.90%               0.90%              0.90%         0.90%

Period ended December 31, 2007

   Unit Value                                $  23.230305   $       35.869993   $      50.087690   $ 17.234944
   Net Assets (in thousands)                 $          0   $              33   $             17   $         1
   Units Outstanding (in thousands)                     0                   1                  0             0
   Total Return ****                                 7.54%               9.27%             16.40%         0.10%
   Investment Income Ratio **                        4.87%               1.18%              1.56%         1.76%
   Ratio of Expenses ***                             0.90%               0.90%              0.90%         0.90%

Period ended December 31, 2006

   Unit Value                                $  21.601715   $       32.826864   $      43.031124   $ 17.217693
   Net Assets (in thousands)                 $         --   $              27   $             15   $         1
   Units Outstanding (in thousands)                    --                   1                 --            --
   Total Return ****                                20.36%              12.98%              6.05%        19.23%
   Investment Income Ratio **                        0.00%               0.02%              0.05%         0.00%
   Ratio of Expenses ***                             0.90%               0.90%              0.90%         0.90%

Period ended December 31, 2005

   Unit Value                                $  17.947225   $       29.055701   $      40.577277   $ 14.441114
   Net Assets (in thousands)                 $         --   $              23   $             12   $        --
   Units Outstanding (in thousands)                    --                   1                 --            --
   Total Return****                                  7.44%               5.35%             13.30%         5.82%
   Investment Income Ratio **                        0.00%               0.21%              0.01%         1.57%
   Ratio of Expenses ***                             0.90%               0.90%              0.90%         0.90%

Period ended December 31, 2004

   Unit Value                                $  16.704017   $       27.580392   $      35.814269   $ 13.646723
   Net Assets (in thousands)                 $         --   $               -   $             --   $        --
   Units Outstanding (in thousands)                    --                   -                 --            --
   (1)Total Return****                               8.92%               6.13%             12.84%         9.77%
   Investment Income Ratio **                        0.00%               0.00%              0.00%         0.00%
   Ratio of Expenses ***                             0.90%               0.90%              0.90%         0.90%

* Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

** These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying mutual fund divided by the average net assets.

*** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

**** Total return for period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for portfolios with no investment activity at period end is calculated based on the total return of the underlying mutual fund less expenses that are charged directly to the separate account.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(2) Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

                          Independent Auditors' Report

The Board of Directors of Jackson National Life Insurance Company and Contract Owners of JNLNY Separate Account IV:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within JNLNY Separate Account IV (Separate Account) as set forth herein as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2008, by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each sub-account within JNLNY Separate Account IV as set forth herein as of December 31, 2008, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

February 27, 2009

Jackson National Life Insurance                                [GRAPHIC OMITTED]
Company of New York

Financial Statements

December 31, 2008

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                        1



Balance Sheets                                                                 2



Income Statements                                                              3



Statements of Stockholder's Equity and Comprehensive Income                    4



Statements of Cash Flows                                                       5



Notes to Financial Statements                                                  6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholder of Jackson National Life Insurance
   Company of New York:


We have audited the accompanying balance sheets of Jackson National Life Insurance Company of New York as of December 31, 2008 and 2007, and the related income statements and statements of stockholder's equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.




Chicago, Illinois
March 13, 2009

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS


BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
-----------------------------------------------------------------------------------------------------------------------

                                                                                              DECEMBER 31,
ASSETS                                                                                 2008                2007
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Investments:
Cash and short-term investments                                                       $   159,609         $    94,316
Investments available for sale, at fair value:
Fixed maturities (amortized cost: 2008, $1,246,621; 2007, $1,265,626)
                                                                                        1,106,688           1,256,802
Equities (cost: 2008, $4,084; 2007, $261)
                                                                                            3,596                 404
Policy loans
                                                                                              143                 118
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total investments
                                                                                        1,270,036           1,351,640

Accrued investment income
                                                                                           14,763              15,790
Deferred acquisition costs
                                                                                          251,829             154,559
Deferred sales inducements
                                                                                           19,834              17,140
Reinsurance recoverable
                                                                                           84,675               1,014
Income taxes receivable from Parent
                                                                                          101,974                   -
Receivable from Parent
                                                                                                -                 394
Other assets
                                                                                              655              17,637
Separate account assets
                                                                                        1,161,399           1,678,606
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total assets                                                                         $  2,905,165        $  3,236,780
                                                                                 =================   =================
                                                                                 =================   =================

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policy reserves and liabilities:
Reserves for future policy benefits and claims payable                                $    98,675         $    21,581
Deposits on investment contracts
                                                                                        1,294,024           1,280,234
Securities lending payable
                                                                                            6,181               9,789
Deferred income taxes
                                                                                           21,419              12,645
Income taxes payable to Parent
                                                                                                -               1,112
Payable to Parent
                                                                                           47,390                   -
Other liabilities
                                                                                           15,237              12,156
Separate account liabilities
                                                                                        1,161,399           1,678,606
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total liabilities
                                                                                        2,644,325           3,016,123
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------

STOCKHOLDER'S EQUITY
Common stock, $1,000 par value; 2,000 shares
authorized, issued and outstanding
                                                                                            2,000               2,000
Additional paid-in capital
                                                                                          181,000             141,000
Accumulated other comprehensive income (loss), net
of tax of $(20,381) in 2008 and $(1,547)  in 2007
                                                                                         (38,037)             (2,872)
Retained earnings
                                                                                          115,877              80,529
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total stockholder's equity
                                                                                          260,840             220,657
                                                                                 -----------------   -----------------
                                                                                 -----------------   -----------------
Total liabilities and stockholder's equity                                           $  2,905,165        $  3,236,780
                                                                                 =================   =================
                                                                                 =================   =================

-----------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

INCOME STATEMENTS
(IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------

                                                                                   YEARS ENDED DECEMBER 31,
                                                                          2008               2007              2006
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
Revenues
Premiums, net of reinsurance                                             $  (47,806)        $    (650)        $    (580)
Net investment income
                                                                              78,535            83,389            87,093
Net realized gains (losses) on investments
                                                                            (39,391)           (2,532)                81
Fee income
                                                                              36,689            34,841            23,556
Other income
                                                                               (853)                87               170
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
Total revenues
                                                                              27,174           115,135           110,320
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

BENEFITS AND EXPENSES
Policyholder benefits
                                                                               4,600             4,587             5,081
Interest credited on deposit liabilities
                                                                              44,898            45,780            47,865
Change in reserves, net of reinsurance recoverables
                                                                                 856             4,613             (147)
Commissions
                                                                              31,291            37,546            31,722
General and administrative expenses
                                                                               6,804             8,775             6,324
Taxes, licenses and fees
                                                                                 953               548               762
Deferral of acquisition costs
                                                                            (29,646)          (34,456)          (31,102)
Deferral of sales inducements
                                                                             (3,029)           (4,294)           (3,994)
Amortization of deferred acquisition costs:
Attributable to operations
                                                                              16,544            17,610            18,384
Attributable to net realized gains (losses) on investments
                                                                            (13,482)             (834)                27
Amortization of deferred sales inducements:
Attributable to operations
                                                                               2,067             4,683             4,139
Attributable to net realized gains (losses) on investments
                                                                               5,530             (154)                 5
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
Total benefits and expenses
                                                                              67,386            84,404            79,066
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
Pretax income (loss)
                                                                            (40,212)            30,731            31,254
Income tax expense (benefit)
                                                                            (75,560)             7,642            10,309
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET INCOME (LOSS)                                                         $   35,348        $   23,089        $   20,945
                                                                     ================   ===============   ===============
                                                                     ================   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME
(IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------

                                                                                 YEARS ENDED DECEMBER 31,
                                                                         2008               2007              2006
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
COMMON STOCK
Beginning and end of year                                               $    2,000         $    2,000         $   2,000
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

ADDITIONAL PAID-IN CAPITAL
Beginning of year                                                          141,000            141,000           141,000
Capital contributions                                                       40,000                  -                 -
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
End of year                                                                181,000            141,000           141,000
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year                                                          (2,872)              3,153             6,733
Net unrealized investment losses, net of
       reclassification adjustment and net of tax                          (35,165)            (6,025)           (3,580)
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
End of year                                                                (38,037)            (2,872)             3,153
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

RETAINED EARNINGS
Beginning of year                                                           80,529             57,440            36,495
Net income (loss)                                                           35,348             23,089            20,945
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------
End of year                                                                115,877             80,529            57,440
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

TOTAL STOCKHOLDER'S EQUITY                                              $  260,840         $  220,657        $  203,593
                                                                    ===============    ===============   ===============
                                                                    ===============    ===============   ===============

-----------------------------------------------------------------------------------------------------------------------

                                                                                YEARS ENDED DECEMBER 31,
                                                                         2008               2007              2006
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

Net income (loss)                                                       $   35,348         $   23,089        $   20,945
Net unrealized holding losses arising during
the period, net of tax of $(26,045) in 2008;
$(3,221) in 2007 and $(1,671) in 2006                                     (48,901)            (5,979)           (3,105)
Reclassification adjustment for losses (gains) included
in net income, net of tax of $7,398 in 2008;
$(24) in 2007 and $(256) in 2006                                            13,736               (46)             (475)
                                                                    ---------------    ---------------   ---------------
                                                                    ---------------    ---------------   ---------------

COMPREHENSIVE INCOME (LOSS)                                              $     183         $   17,064        $   17,365
                                                                    ===============    ===============   ===============
                                                                    ===============    ===============   ===============

-----------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------

                                                                                    YEARS ENDED DECEMBER 31,
                                                                          2008               2007              2006
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                         $   35,348        $   23,089        $   20,945
Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Net realized (gains) losses on investments                                    39,391             2,532              (81)
Unrealized (gains) losses on trading portfolio                                     -                60              (60)
Interest credited on deposit liabilities                                      44,898            45,780            47,865
Amortization of discount and premium on investments                              785             2,023             2,515
Deferred income tax provision                                                 27,419             3,808             5,018
Change in:
Accrued investment income                                                      1,027             2,931             1,017
Deferred sales inducements and acquisition costs                            (22,016)          (17,022)          (12,561)
Trading portfolio activity, net                                                    -             1,000           (1,000)
Income taxes (receivable) payable to Parent                                (103,086)             2,221             1,283
Claims payable                                                               (7,132)               305             4,741
Receivable from (payable to) Parent                                           47,784             (253)             (141)
Other assets and liabilities, net                                             19,134          (15,478)             5,625
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                     83,552            50,996            75,166
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities and equities available for sale:
Sales                                                                        226,750           173,585           143,627
Principal repayments, maturities, calls
and redemptions                                                               57,082           125,404           111,799
Purchases                                                                  (308,825)         (135,718)         (238,834)
Other investing activities                                                   (3,633)             6,316           (9,828)
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                         (28,626)           169,587             6,764
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account balances:
Deposits                                                                     458,829           558,201           451,770
Withdrawals                                                                (357,034)         (285,415)         (234,139)
Net transfers to separate accounts                                         (131,428)         (409,647)         (312,509)
Capital contribution                                                          40,000                 -                 -
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                           10,367         (136,861)          (94,878)
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
INVESTMENTS                                                                   65,293            83,722          (12,948)

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                            94,316            10,594            23,542
                                                                     ----------------   ---------------   ---------------
                                                                     ----------------   ---------------   ---------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                              $  159,609        $   94,316        $   10,594
                                                                     ================   ===============   ===============
                                                                     ================   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008
--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company of New York, (the "Company" or "Jackson/NY") is wholly owned by Jackson National Life Insurance Company ("Jackson" or the "Parent"), a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke Life") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. Jackson/NY is licensed to sell group and individual annuity products (including immediate annuities, deferred fixed annuities and variable annuities), guaranteed investment contracts and individual life insurance products, including variable universal life, in the states of New York, Delaware and Michigan.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP").

     The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities deemed to be in an illiquid market and the determination of when an unrealized loss is other-than-temporary; 2) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 3) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 4) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 5) estimates related to liabilities for lawsuits and the liability for state guaranty fund assessments; and 6) assumptions and estimates associated with the Company's tax positions which impact the amount of recognized tax benefits recorded by the Company. These estimates and assumptions are based on management's best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements for those periods.

     CHANGES IN ACCOUNTING PRINCIPLES

     On January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("FAS") No. 159, "Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which was issued by the Financial Accounting Standards Board ("FASB") in 2007. FAS 159 allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value, with changes in fair value recognized in the income statement. Jackson/NY did not elect to measure any eligible items at fair value and, as a result, adoption did not have an initial impact on the Company's financial statements.

     On January 1, 2008, the Company adopted FAS No. 157, "Fair Value Measurements" ("FAS 157"), which was issued by the FASB in September 2006. The Company also adopted the FAS 157 related FASB Staff Positions ("FSPs") described below. For financial statement elements measured at fair value, FAS 157 establishes a framework for measuring fair value under GAAP and enhances disclosures about fair value measurements. FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Prior to FAS 157, the fair value of a liability was often based on a settlement price concept, which assumed the liability was extinguished. Under FAS 157, fair value is based on the amount that would be paid to transfer a liability to a third party with the same credit standing, thereby requiring that an issuer's credit standing be considered when measuring a liability at fair value. FAS 157 also establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2, and 3").

     The Company applied the provisions of FAS 157 prospectively to financial assets and liabilities measured at fair value under existing GAAP. The impact of adopting FAS 157 changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in the valuation of embedded derivatives associated with the variable annuity guarantees resulted from a change to implied volatility with no reference to historical volatility levels. At January 1, 2008, the impact of adopting FAS 157 was a charge of $4.2 million, which was recognized as a change in estimate in the accompanying financial statements where the changes were presented in the respective income statement captions to which the item related. The Company's adoption of FAS 157 did not materially impact the fair values of other financial instruments. However, management expects that as a result of adoption, results for 2008 and future years are likely to be more volatile than amounts recorded in prior years due to the potential variability in the relevant inputs. See note 3 for additional information regarding FAS 157.

     In February 2008, the FASB issued FSP FAS No. 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13" ("FSP FAS 157-1"). FSP FAS 157-1 provides a scope exception from FAS 157 for the evaluation criteria on lease classification and capital lease measurement under FAS No. 13, "Accounting for Leases" and other related accounting pronouncements. Due to the scope exception, the Company did not apply the provisions of FAS 157 in determining the classification of and accounting for leases. Accordingly, the adoption of FSP FAS 157-1 did not have an impact on the Company's financial statements.

     In February 2008, the FASB issued FSP FAS No. 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2") which delays the effective date of FAS 157 to fiscal years beginning after November 15, 2008 for certain nonfinancial assets and liabilities. Examples of applicable nonfinancial assets and liabilities to which FSP FAS 157-2 applies include, but are not limited to, nonfinancial assets and liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value and nonfinancial long-lived assets measured at fair value for impairment assessment. As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of FAS 157 to the nonfinancial assets and liabilities within the scope of FSP FAS 157-2 and does not expect such application to have a significant impact on the Company's consolidated financial statements.

     In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"). This FSP clarifies the application of FAS 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. The key considerations illustrated in FSP FAS 157-3 include the use of an entity's own assumptions about future cash flows and appropriate risk-adjusted discount rates, appropriate risk adjustments for nonperformance and liquidity risks, and the reliance that an entity should place on quotes that do not reflect the result of market transactions. FSP FAS 157-3 was preceded by a press release that was jointly issued by the Office of the Chief Accountant of the SEC and the FASB staff on September 30, 2008, which provided immediate clarification on fair value accounting based on the measurement guidance of FAS 157. FSP FAS 157-3 was effective upon issuance and did not have a significant impact on the Company's financial statements.

     In December 2008, the FASB issued FSP 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4/FIN 46(R)-8"). This staff position amends both FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" and FASB Interpretation No. 46 (revised) "Consolidation of Variable Interest Entities" ("FIN 46R") to require additional disclosures beginning in financial statements for reporting periods ending after December 15, 2008. Accordingly, any additional disclosures required by this statement are included in the accompanying notes to financial statements.

     In March 2008, the FASB issued FAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 amends and expands disclosures about an entity's derivative and hedging activities with the intent of providing the users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company will incorporate the additional disclosures required by FAS 161 in the 2009 financial statements.

     In December 2007, the FASB issued FAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51" ("FAS 160"). FAS 160 establishes accounting and reporting standards for noncontrolling interests in a subsidiary. FAS 160 is effective for fiscal years beginning on or after December 15, 2008. FAS 160 will not have a significant effect on the Company's financial statements.

     Effective January 1, 2007, the Company adopted FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. There was no change in the liability for unrecognized tax benefits resulting from the implementation of FIN 48 and, therefore, the Company did not recognize a cumulative effect adjustment to the balance of retained earnings as of January 1, 2007. The adoption did not have an initial impact on the Company's financial statements. See note 8 for information on unrecognized tax benefits arising subsequent to adoption.

     Effective January 1, 2007, the Company adopted FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("FAS 155"). This statement allows companies to include changes in fair value of certain hybrid financial instruments in earnings on an instrument-by-instrument basis. Further guidance issued in October 2006 provided an exemption from the provisions of FAS 133 for certain financial instruments that would have otherwise been required to recognize embedded derivatives arising as a result of prepayment risk in certain structured securities. As a result, adoption of FAS 155 did not have an initial impact on the Company's financial statements.

     In April 2006, the FASB issued FSP on Interpretation 46(R)-6, "Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R)" ("FIN 46(R)-6"). The FSP affects the identification of which entities are Variable Interest Entities ("VIE") through a "by design" approach in identifying and measuring the variable interests of the variable interest entity and its primary beneficiary. The requirements became effective beginning in the third quarter of 2006 and are to be applied to all new variable interest entities. The new requirements did not need to be applied to entities that were previously analyzed under FIN 46R unless a reconsideration event occurs. The adoption of this guidance did not have an initial impact on the Company's financial statements.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred
     Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for deferred acquisition costs on internal replacements other than those described in FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a contract.

     Contract modifications resulting in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized deferred acquisition costs, unearned revenue and deferred sales inducements must be written-off. SOP 05-1 was required to be applied prospectively and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption of SOP 05-1 did not have an initial impact on the Company's financial statements.

     COMPREHENSIVE INCOME (LOSS)

     Comprehensive income (loss) includes all changes in stockholder's equity (except those arising from transactions with owners/stockholders) and, in the Company's case, includes net income and net unrealized gains or losses on securities.

     INVESTMENTS

     Cash and short-term investments, which primarily include high quality, non-asset-backed commercial paper and money market instruments, are carried at amortized cost. These investments have original maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist primarily of bonds, asset-backed securities and structured securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the interest method. Asset-backed and structured securities are amortized over the estimated redemption period. With regard to structured securities that are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $6.5 million and zero at December 31, 2008 and 2007, respectively.

     All fixed maturities are classified as available for sale and are carried at fair value. For declines in fair value considered to be other-than-temporary, the amortized cost basis of fixed maturities is reduced to fair value through an impairment charge included in net realized gains (losses) on investments. In determining whether an other-than-temporary impairment has occurred, the Company considers a number of factors, which are further detailed in note 4.

     Equities, which include common stocks and non-redeemable preferred stocks, are carried at fair value. Book value of equity securities are reduced to fair value for declines in fair value considered to be other-than-temporary. Any impairment charges are included in net realized gains (losses) on investments.

     Trading securities, which consisted of seed money that supported newly established variable funds, were carried at fair value with changes in value included in net investment income. There were no trading securities held at December 31, 2008 or 2007. During 2006, $60 thousand of investment income was recognized related to trading securities held at December 31, 2006.

     Policy loans are carried at the unpaid principal balances.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

     The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the deferred acquisition costs and deferred sales inducements adjustments, are excluded from net income (loss) and included as a component of other comprehensive income
     (loss) and stockholder's equity.

     EMBEDDED DERIVATIVES

     Certain liabilities issued by the Company, primarily guarantees offered in connection with variable annuities issued by the Company, contain embedded derivatives as defined by FAS 133. The Company does not account for such derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements of FAS 133 were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from embedded derivative movements are reported in change in reserves.

     DEFERRED ACQUISITION COSTS

     Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed, as defined in SOP 05-1. As fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of applicable tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income (loss). Deferred acquisition costs have been increased by $74.2 million and $3.6 million at December 31, 2008 and 2007, respectively, to reflect this adjustment.

     DEFERRED SALES INDUCEMENTS

     Bonus interest on single premium deferred annuities and contract enhancements on variable annuities have been capitalized as deferred sales inducements. Deferred sales inducements are increased by interest thereon and amortized in proportion to estimated gross profits. Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed, as defined in SOP 05-1. As fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of applicable tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income (loss). Deferred sales inducements have been increased by $8.0 million and $0.7 million at December 31, 2008 and 2007, respectively, to reflect this adjustment.

     FEDERAL INCOME TAXES

     The Company files a consolidated federal income tax return with Jackson and Brooke Life. The Company has entered into a written tax sharing agreement which is generally based on separate return calculations. Intercompany balances are settled on a quarterly basis. With few exceptions, the Company is generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2005.

     Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at fair value, the deferral of policy acquisition costs and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the enacted tax rates expected to be in effect when such benefits are realized. Under GAAP, Jackson/NY periodically tests the value of deferred tax assets for realizability. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In determining the need for a valuation allowance, the Company considers the carryback capacity of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

     The determination of the valuation allowance for Jackson/NY's deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in an income tax return and provides guidance on disclosure. Additionally, this interpretation requires, in order to recognize a benefit in the financial statements, that there must be a greater than 50 percent chance of success with the relevant taxing authority with regard to that tax position. Management's judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and specific industry and market conditions.

     POLICY RESERVES AND LIABILITIES

     RESERVES FOR FUTURE POLICY BENEFITS:

     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 25% to 160% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 4% to 7%. Lapse and expense assumptions are based on the Parent's experience.

     DEPOSITS ON INVESTMENT CONTRACTS:

     For the Company's interest-sensitive life contracts, liabilities approximate the policyholder's account value. For deferred annuities and the fixed option on variable annuity contracts, the liability is the policyholder's account value.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The assets and liabilities resulting from individual variable life and annuity contracts, which aggregated $1,161.4 million and $1,678.6 million at December 31, 2008 and 2007, respectively, are segregated in separate accounts. The Company receives fees for assuming mortality and expense risks and other administrative fees related to the issuance and maintenance of the contracts. Such fees are recorded as earned and are included in fee income.

     REVENUE AND EXPENSE RECOGNITION

     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally universal and variable universal life contracts and deferred annuities, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposits. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized as incurred.

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008
--------------------------------------------------------------------------------
3.   FAIR VALUE MEASUREMENTS

     The  following  chart  summarizes  the fair  value  and  carrying  value of
     Jackson/NY's   financial   instruments  (in   thousands).   The  basis  for
     determining the fair value of each instrument is also described below.

                                                       DECEMBER 31, 2008                           DECEMBER 31, 2007
                                           ----------------------------------------   ----------------------------------------
                                           ----------------------------------------   ----------------------------------------
                                             CARRYING VALUE        FAIR VALUE           CARRYING VALUE        FAIR VALUE
                                           ----------------------------------------   ----------------------------------------
                                           ----------------------------------------   ----------------------------------------
ASSETS
    Cash and short-term investments                 $  159,609          $  159,609             $   94,316          $   94,316
    Fixed maturities                                 1,106,688           1,106,688              1,256,802           1,256,802
    Equities                                             3,596               3,596                    404                 404
    Policy loans                                           143                 106                    118                  87
    GMIB reinsurance recoverable (1)                    14,868              14,868                      -                   -
    Separate account assets                          1,161,399           1,161,399              1,678,606           1,678,606

LIABILITIES
    Annuity reserves (2)                           $ 1,343,832         $ 1,177,412            $ 1,260,645          $  993,115
    Separate account liabilities                     1,161,399           1,161,399              1,678,606           1,678,606

    (1) - Reinsurance recoverable in 2008 represents the asset balance on the embedded derivative associated with the reinsurance of
    Jackson NY's GMIB product. In 2007, this embedded derivative was a liability and was included in annuity reserves in this table.

    (2) - Annuity reserves represent only the components of deposits on investment contracts that constitute financial instruments.
    Non-financial instruments are not included in either the carrying value or fair value columns.

     Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's view of market assumptions in the absence of observable market information. Jackson/NY utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. FAS 157 requires all assets and liabilities measured at fair value on a recurring basis to be classified into one of the following categories:

 Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity and derivative securities.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities and preferred stocks that are model priced using observable inputs are classified within Level 2.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities such as highly structured or lower quality asset-backed securities. Embedded derivative instruments that are valued using unobservable inputs are also included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company's best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

     In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

     The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company also determines fair value based on estimated future cash flows discounted at the appropriate current market rate. As appropriate, fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and risk margins on unobservable inputs.

     Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. Illiquid market conditions have resulted in inactive markets for certain of the Company's financial instruments. As a result, there is generally no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ significantly from the values that would have been used had a ready market existed, and the differences could be material. As a result, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly effect these fair value estimates.

     The following is a discussion of the methodologies used to determine fair values of the financial instruments listed in the above table.

     FIXED MATURITY AND EQUITY SECURITIES

     The fair values for fixed maturity and equity securities are determined by management using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

     As a result of typical trading volumes and the lack of quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and brokers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.

     Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

     Prices from independent pricing services are sometimes unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced using broker-dealer quotes, which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these quotes are non-binding.

     Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These estimates may incorporate Level 2 and Level 3 inputs and are generally derived using discounted expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument to determine fair value. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information, and, therefore, represent Level 3 inputs.

     The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly. During 2008, the Company determined that reliable market prices were no longer available on certain securities. As a result, these securities are valued using internal estimates at December 31, 2008. These securities are reflected as transfers into Level 3 during 2008. At December 31, 2008, the related securities had an amortized cost and fair value after adjustment of $249.2 million and $220.5 million, respectively and were primarily asset-backed securities.

     An internally developed model is used to price certain asset-backed securities for which the Company is unable to obtain a reasonable price from either a third party pricing service or an independent broker quotation. The pricing model used by the Company begins with current spread levels of similarly-rated securities to determine the market discount rate for the security. Additional risk premiums for illiquidity and non-performance are incorporated, if warranted, and included in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions are discounted to determine an estimated fair value.

     The Company reviewed the independent pricing services' valuation methodologies and related inputs, and evaluated the various types of securities in its investment portfolio to determine an appropriate FAS 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price was classified into Level 1, 2, or 3. Most prices provided by independent pricing services are classified into Level 2 because the most significant inputs used in pricing the securities are market observable.

     Due to a general lack of transparency in the process that the brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Matrix-priced securities, primarily consisting of certain private placement debt, are also classified as Level 2 as values are determined using observable market inputs.

     POLICY LOANS

     Fair values are determined  using projected future cash flows discounted at
     current  market  interest  rates.   Projected  future  cash  flows  include
     assumptions regarding mortality and lapse expectations.

     FAIR VALUES OF SEPARATE ACCOUNT ASSETS

     Separate account assets are invested in mutual funds, which are categorized as Level 1 assets.

     ANNUITY RESERVES

     Fair values for immediate annuities without mortality features, are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities are determined using projected future cash flows discounted at the rate that would be required to transfer the liability to a willing third party.

     FAIR VALUES OF CERTAIN GUARANTEED BENEFITS

     Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits ("GMWB") and the reinsured portion of the Company's guaranteed minimum income benefits ("GMIB"), are accounted for under FAS 133. Guaranteed benefits that do not meet the requirements of FAS 133 are accounted for as insurance benefits under the American Institute of Certified Public Accountants Statement of Position 03-1 ("SOP 03-1").

     Non-life contingent GMWBs are recorded at fair value with changes in fair value recorded in change in reserves. The fair value of the reserve is based on the expectations of future fees and future benefits associated with the benefit. At inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which are then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid for the benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits expected to be paid and the present value of attributed fees expected to be collected are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative.

     Jackson/NY's GMIBs are reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a freestanding derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company's balance sheets, with changes in fair value recorded in change in reserves.

     Fair values for GMWB embedded derivatives as well as reinsured GMIB derivatives, are calculated based upon internally developed models because active, observable markets do not exist for those items. Prior to January 1, 2008, the Company used the guidance prescribed in FAS 133 and other related accounting literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. However, under that accounting literature, when an estimate of fair value was made for liabilities where no market observable transactions existed for that liability or similar liabilities, market risk margins were only included in the valuation if the margin was identifiable, measurable and significant. If a reliable estimate of market risk margins was not obtainable, the present value of expected future cash flows under a risk neutral framework, discounted at a risk-adjusted rate of interest, was deemed to be the best available estimate of fair value in the circumstances.

     Prior to January 1, 2008, fair value was calculated based on actuarial and capital market assumptions related to projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a stochastic process involving the generation of thousands of scenarios that assumed risk neutral returns consistent with swap rates and incorporating implied volatility data and evaluations of historical volatilities for various indices were used. Estimating these cash flows involved numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation.

     At each valuation date prior to January 1, 2008, the Company assumed expected returns based on risk-adjusted spot rates as represented by the LIBOR forward curve as of that date and market volatility as determined with reference to implied volatility and evaluations of historical volatilities for various indices. The risk-adjusted spot rates as represented by the LIBOR spot curve as of the valuation date were used to determine the present value of expected future cash flows produced in the stochastic process. GMWB obligations are relatively new in the marketplace, thus actual policyholder behavior experience is limited. As a result, estimates of future policyholder behavior are subjective and based on both internal and external data. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

     Effective January 1, 2008, the FAS 157 basis fair value is calculated using the methods previously described. However, as a result of adoption, Jackson/NY now bases its volatility assumptions solely on implied market volatility with no reference to historical volatility levels and explicitly incorporates Jackson/NY's own credit risk in place of the risk-adjusted rates referenced above. Volatility assumptions are now based on a weighting of available market data on implied volatility for durations up to 10 years, at which point the projected volatility is held constant. Additionally, non-performance risk is incorporated into the calculation through the use of interest rates based on a AA corporate credit curve, which approximates Jackson/NY's own credit risk. Other risk margins required by FAS 157, particularly for market illiquidity and policyholder behavior are also incorporated into the model through the use of explicitly conservative assumptions. On a periodic basis, the Company validates the resulting fair values based on comparisons to other models and market movements.

     The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the liability, which is currently unknown, will likely be significantly different than the FAS 157 fair value as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus margins for risk.

     FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A RECURRING BASIS

     The following table presents the Company's assets and liabilities that are carried at fair value by FAS 157 hierarchy levels, as of December 31, 2008 (in thousands):

                                                  TOTAL               LEVEL 1              LEVEL 2              LEVEL 3
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------
ASSETS
Fixed maturities                                  $   1,106,688           $      557         $    885,118        $    221,013
Equities                                                  3,596                3,542                   54                   -
GMIB reinsurance recoverable                             14,868                    -                    -              14,868
Separate account assets (1)                           1,161,399            1,161,399                    -                   -
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------
Total                                             $   2,286,551        $   1,165,498         $    885,172        $    235,881
                                           ===================================================================================
                                           ===================================================================================
LIABILITIES
GMWB reserves (2)                                   $     7,259            $       -            $       -         $     7,259
                                           ===================================================================================
                                           ===================================================================================

     (1) Pursuant to the conditions set forth in SOP 03-1, the value of the separate account liabilities is set equal to the value of the separate account assets.

     (2) GMWB reserves are presented net of reinsurance ceded to Jackson of $65.3 million to illustrate the net effect on
     Jackson/NY's results.

     ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) The table below provides a rollforward from January 1, 2008 to December 31, 2008 for the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement on a recurring basis. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. In addition, the Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the relevant risks may or may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 below may vary significantly from the total income effect.

                                     TOTAL REALIZED/UNREALIZED GAINS (LOSSES) INCLUDED IN
                                     -------------------------------------------------------
                                     -------------------------------------------------------
(IN THOUSANDS)                    FAIR VALUE AS     NET INCOME     OTHER          PURCHASES,      TRANSFERS IN     FAIR VALUE AS OF
                                  OF JANUARY 1,                    COMPREHENSIVE  ISSUANCES AND   AND/OR OUT OF    DECEMBER 31, 2008
                                      2008                         INCOME         SETTLEMENTS     LEVEL 3
                                  --------------------------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                  $   72,520       (14,018)       (15,244)       (1,410)          179,165         $    221,013
 GMIB reinsurance recoverable           1,326        13,542              -             -                 -               14,868

LIABILITIES
 GMWB reserves                     $   15,219      $    (7,960)   $      -       $     -           $     -         $     7,259

     The  portion  of  gains  and  losses   included  in  net  income  or  other
     comprehensive income attributable to the change in unrealized gains (losses) related to financial statement instruments still held at December 31, 2008 are as follows (in thousands):


                                                   DECEMBER 31, 2008
                                              -------------------------
ASSETS
    Fixed maturities                                  $       (15,170)
    GMIB reinsurance recoverable                               13,543

LIABILITIES
    GMWB reserves                                     $         7,960


4.   INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds and asset-backed securites. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts and life insurance products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

     FIXED MATURITIES

     The following table sets forth fixed maturity investments at December 31, 2008, classified by rating categories as assigned by nationally recognized statistical rating organizations ("NRSRO"), the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's affiliated investment advisor. At December 31, 2008, the carrying value of investments rated by the Company's affiliated investment advisor totaled $5.2 million. For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating, Class 2 in BBB, Class 3 in BB and Classes 4 through 6 in B and below.

                                                       PERCENT OF TOTAL
                                                       FIXED MATURITIES
INVESTMENT RATING                                     December 31, 2008
                                                 -------------------------
AAA                                                         24.5%
AA                                                          8.5%
A                                                           27.2%
BBB                                                         36.3%
                                                 -------------------------
Investment grade                                            96.5%
                                                 -------------------------
BB                                                          2.7%
B and below                                                 0.8%
                                                 -------------------------
Below investment grade                                      3.5%
                                                 -------------------------
Total fixed maturities                                      100.0%
                                                 =========================

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were zero and $169 thousand, respectively, at December 31, 2008. The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2008 were zero and $169 thousand, respectively, and for the 12 months preceding December 31, 2007 were zero and $17 thousand, respectively.

     The cost or amortized cost, gross unrealized gains and losses and fair value of available for sale fixed maturities and equities are as follows (in thousands):

                                     COST OR            GROSS              GROSS
                                    AMORTIZED         UNREALIZED        UNREALIZED           FAIR
DECEMBER 31, 2008                     COST              GAINS             LOSSES            VALUE
                                ---------------   ---------------   ----------------  ---------------
Fixed Maturities
U.S. Treasury securities             $     505          $     51           $      -        $     556
Public utilities                       107,596               645              6,340          101,901
Corporate securities                   723,884             6,351             86,308          643,927
Asset-backed securities                414,636             3,321             57,653          360,304
                                ---------------   ---------------   ----------------
                                ---------------   ---------------   ----------------  ---------------
Total fixed maturities             $ 1,246,621        $   10,368         $  150,301      $ 1,106,688
                                ===============   ===============   ================  ===============
Equities                            $    4,084          $     83          $     571       $    3,596
                                ===============   ===============   ================  ===============

                                   COST OR            GROSS              GROSS
                                  AMORTIZED         UNREALIZED        UNREALIZED           FAIR
DECEMBER 31, 2007                   COST              GAINS             LOSSES            VALUE
                                ---------------   ---------------   ----------------  ---------------
Fixed Maturities
U.S. Treasury securities             $     507          $     23           $      -        $     530
Public utilities                        88,965             3,233                285           91,913
Corporate securities                   798,128            16,305             15,217          799,216
Asset-backed securities                378,026             2,752             15,635          365,143
                                ---------------   ---------------   ----------------
                                ---------------   ---------------   ----------------  ---------------
Total fixed maturities             $ 1,265,626        $   22,313         $   31,137      $ 1,256,802
                                ===============   ===============   ================  ===============
Equities                             $     261         $     147           $      4        $     404
                                ===============   ===============   ================  ===============

     The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

                                           AMORTIZED             FAIR
                                             COST                VALUE
                                       ---------------   ----------------
Due in 1 year or less                      $   49,888         $   47,423
Due after 1 year through 5 years
                                              415,830            387,634
Due after 5 years through 10 years
                                              314,942            268,696
Due after 10 years through 20 years
                                               42,724             34,738
Due after 20 years
                                                8,601              7,893
Asset-backed securities
                                              414,636            360,304
                                       ---------------   ----------------
Total                                     $ 1,246,621        $ 1,106,688
                                       ===============   ================


     U.S. Treasury securities with a carrying value of $557 thousand and $530 thousand at December 31, 2008 and 2007, respectively, were on deposit with the State of New York as required by state insurance law.

     Asset-backed securities include investments in mortgage-backed securities which are collateralized by residential mortgage loans are neither explicitly nor implicitly guaranteed by U.S. government agencies ("non-agency mortgage-backed securities").

     The Company's non-agency mortgage-backed securities include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

                                   COST OR            GROSS              GROSS
                                  AMORTIZED         UNREALIZED        UNREALIZED           FAIR
DECEMBER 31, 2008                   COST              GAINS             LOSSES            VALUE
                               --------------   ---------------   ----------------  ---------------

Prime                             $  141,649        $    2,014         $   12,103       $  131,560
Alt-A                                 45,202               386              5,019           40,569
Subprime                              23,625                 -              3,083           20,542
                               --------------   ---------------   ----------------
                               --------------   ---------------   ----------------  ---------------
Total non-agency RMBS             $  210,476        $    2,400         $   20,205       $  192,671
                               ==============   ===============   ================  ===============

     The Company defines its exposure to non-agency residential mortgage loans as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower. 90.6% of the Company's investments in Alt-A related mortgage-backed securities are rated investment grade by at least one NRSRO. 100.0% of the Company's investments in subprime related mortgage-backed securities are rated triple-A by at least one NRSRO. In 2008, the Company recorded other-than-temporary impairment charges of $3.1 million and $11.3 million, on securities backed by prime and Alt-A, respectively. No other-than-temporary impairment charges were recorded on securities backed by prime, Alt-A or subprime loans during either 2007 or 2006.

     Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans ("CMBS"). The amortized cost and fair value of the Company's investment in CMBS is $130.0 million and $99.6 million, respectively, at December 31, 2008. 100.0% of these investments are rated investment grade by at least one NRSRO. No other-than-temporary impairment charges were recorded on CMBS during 2008, 2007 or 2006.

     The fair value and the amount of gross unrealized losses in accumulated other comprehensive income (loss) in stockholder's equity are as follows (in thousands):

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER        TOTAL
                                --------------------------- -------------------------- ---------------------------
                                --------------------------- -------------------------- ---------------------------
                                   GROSS                       GROSS                      GROSS
                                 UNREALIZED       FAIR      UNREALIZED       FAIR       UNREALIZED       FAIR
DECEMBER 31, 2008                  LOSSES        VALUE        LOSSES        VALUE         LOSSES        VALUE
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Fixed Maturities
U.S. Treasury securities                 $ -           $ -          $ -           $ -           $ -           $ -
Public utilities                       4,749        64,619        1,591         7,554         6,340        72,173
Corporate securities                  47,422       380,982       38,886       116,131        86,308       497,113
Asset-backed securities               17,761       115,649       39,892       181,618        57,653       297,267
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Subtotal - fixed maturities           69,932       561,250       80,369       305,303       150,301       866,553
Equities                                 571         1,749            -             -           571         1,749
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Total temporarily impaired
securities                           $70,503     $ 562,999      $80,369     $ 305,303     $ 150,872     $ 868,302
                                ============= ============= ============ ============= ============= =============
                                ============= ============= ============ ============= ============= =============

                                   LESS THAN 12 MONTHS         12 MONTHS OR LONGER        TOTAL
                                --------------------------- -------------------------- ---------------------------
                                --------------------------- -------------------------- ---------------------------
                                   GROSS                       GROSS                      GROSS
                                 UNREALIZED       FAIR      UNREALIZED       FAIR       UNREALIZED       FAIR
DECEMBER 31, 2007                  LOSSES        VALUE        LOSSES        VALUE         LOSSES        VALUE
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Fixed Maturities
U.S. Treasury securities              $    -        $    -       $    -        $    -        $    -        $    -
Public utilities                          20         5,652          265         9,835           285        15,487
Corporate securities                   5,812       131,584        9,405       201,372        15,217       332,956
Asset-backed securities                8,234       133,759        7,401        73,700        15,635       207,459
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Subtotal - fixed maturities
                                      14,066       270,995       17,071       284,907        31,137       555,902
Equities                                   4             7            -             -             4             7
                                ------------- ------------- ------------ ------------- ------------- -------------
                                ------------- ------------- ------------ ------------- ------------- -------------
Total temporarily impaired
securities                          $ 14,070     $ 271,002     $ 17,071     $ 284,907      $ 31,141     $ 555,909
                                ============= ============= ============ ============= ============= =============
                                ============= ============= ============ ============= ============= =============

     The Company periodically reviews its fixed maturities and equities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, reasons for the decline in value, expectations for the amount and timing of a recovery in fair value and the Company's intent and ability to hold a security to recovery in fair value. If it is determined that a decline in fair value of an investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income (loss) in stockholder's equity. If the decline is considered to be other-than-temporary, a realized loss is recognized in the income statement.

     Generally, securities with fair values that are less than 80% of amortized cost and other securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration which has led to a significant decline in value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

     In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and must exercise considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor's current and projected financial position, an issuer's current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing obligations, the macro-economic and micro-economic outlooks for specific industries and issuers. Assessing the duration of asset-backed securities can also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

     Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, the likelihood of recovering the carrying value based on the near term prospects of the issuer and the Company's ability and intent to hold the security until such a recovery may occur. Unrealized losses that are considered to be primarily the result of market conditions are usually determined to be temporary, e.g. minor increases in interest rates, unusual market illiquidity or volatility or industry-related events, and where the Company also believes there exists a reasonable expectation for recovery in the near term and, furthermore, has the intent and ability to hold the investment until maturity or the market recovery. To the extent factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

     In addition to the review procedures described above, investments in structured securities where market prices are depressed are subject to a rigorous review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. Even in the case of severely depressed market values on structured securities, the Company places significant importance on the results of its cash flow testing and its ability and intent to hold these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities. Impairment charges are generally recorded on structured securities when the Company forecasts a contractual payment shortfall.

     The Company applies the provisions of EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20") when evaluating whether impairments on other than high quality asset-backed securities are other-than-temporary. In general, the Company considers an asset-backed security as other than high quality if it is not rated investment grade by at least one NRSRO. The Company regularly updates estimates of cash flows on impaired other than high quality asset-backed securities and, in accordance with EITF 99-20, if there has been an adverse change, an impairment charge is recorded in the income statement.

     In 2008, the impairment model described in EITF 99-20 was modified by FASB Staff Position EITF 99-20-1 to make its impairment model more consistent with FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. This modification eliminated EITF 99-20's exclusive reliance on "market participant" estimates of future cash flows used in determining whether there has been a probable adverse change when assessing whether an other-than-temporary impairment has occurred. The Company has applied this new guidance effective in the fourth quarter of 2008.

     There are inherent uncertainties in assessing the fair values assigned to the Company's investments and in determining whether a decline in fair value is other-than-temporary. The Company's review of fair value involves several criteria including economic conditions, credit loss experience, other issuer-specific developments and future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the financial statements, unrealized losses currently in accumulated other comprehensive income (loss) may be recognized in the income statement in future periods.

     The Company currently intends to hold available for sale securities with unrealized losses not considered other-than-temporary until they mature or recover in value. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector, change, the Company may sell the security prior to its maturity or recovery and realize a loss.

     Based on ratings by NRSRO's, of the total carrying value for fixed maturities in an unrealized loss position at December 31, 2008, 81.7% were investment grade, 3.5% were below investment grade and 14.8% were not rated. Unrealized losses from fixed maturities that were below investment grade or not rated represented approximately 18.7% of the aggregate gross unrealized losses on available for sale fixed maturities.

     Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2008, the industries representing the larger unrealized losses included real estate (15.8% of fixed maturities gross unrealized losses) and financial institutions and services (14.3%). The largest unrealized loss related to a single corporate obligor was $2.7 million at December 31, 2008.

     The amount of gross unrealized losses for fixed maturities in a loss position by maturity date of the fixed maturities as of December 31, 2008 were as follows (in thousands):

-----------------------------------------------------------------------------
Less than one year                                                    $2,532
-----------------------------------------------------------------------------
One to five years                                                     30,535
-----------------------------------------------------------------------------
Five to ten years                                                     50,622
-----------------------------------------------------------------------------
More than ten years                                                    8,959
-----------------------------------------------------------------------------
Asset-backed securities                                               57,653
-----------------------------------------------------------------------------
Total gross unrealized losses                                     $  150,301
--------------------------------------------------------------===============

     SECURITIES LENDING

     The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2008 and 2007, the estimated fair value of loaned securities was $6.1 million and $9.6 million, respectively. The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis. Cash collateral received, in the amount of $6.2 million and $9.8 million at December 31, 2008 and 2007, respectively, was invested by the agent bank and included in cash and short-term investments. A securities lending payable is included in liabilities for cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

5.   INVESTMENT INCOME AND REALIZED GAINS AND LOSSES

     All investment income for 2008, 2007 and 2006 is related to earnings on short-term investments, fixed maturity securities, equities and trading securities. Investment expenses totaled $1.0 million, $0.6 million and $0.7 million in 2008, 2007 and 2006, respectively.

     Net realized gains (losses) on investments were as follows (in thousands):

                                           YEARS ENDED DECEMBER 31,
                                 2008              2007               2006
                            ----------------  ----------------   ---------------
                            ----------------  ----------------   ---------------
Sales of fixed maturities:
Gross gains                  $ 3,796             $ 3,177            $ 2,949
Gross losses                  (9,919)             (3,826)            (2,873)
Sales of equities:
Gross gains                        -                   -                  5
Gross losses                  (1,008)                  -                  -
Impairment losses            (32,260)             (1,883)                 -
                            ----------------  ----------------   ---------------
                            ----------------  ----------------   ---------------
Total                        $(39,391)          $(2,532)                  81
                            ================  ================   ===============
                            ================  ================   ===============

6.   CERTAIN  NONTRADITIONAL   LONG-DURATION   CONTRACTS  AND  VARIABLE  ANNUITY
     GUARANTEES

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB) or at specified dates during the accumulation period (GMWB).

     The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Changes in liabilities for minimum guarantees are included in increase in reserves, net of reinsurance in the income statement. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the income statements.

6.   CERTAIN  NONTRADITIONAL   LONG-DURATION   CONTRACTS  AND  VARIABLE  ANNUITY
     GUARANTEES (CONTINUED)

     At December 31, 2008 and 2007, the Company had variable contracts with guarantees, where net amount at risk ("NAR") OMITTED][GRAPHIC OMITTED] is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

DECEMBER 31, 2008
                                                                                        Weighted        Period until
                                                 Minimum      Account     Net Amount    Average         Expected
                                                 Return        Value        at Risk     Attained Age    Annuitization
                                               ------------  ----------- ------------  -------------    -------------
Return of net deposits plus a minimum return
      GMDB                                          0%        $ 651.4      $258.4        63.7 years
      GMWB - Premium only                           0%        $ 229.2      $ 72.2
      GMWB - For life                             0-5%        $  39.7      $ 12.4
Highest specified anniversary account value
minus withdrawals post-anniversary
      GMDB                                                    $509.5       $298.9        63.8 years
      GMWB - Highest anniversary only                         $136.9       $ 89.6
      GMWB - For life                                         $ 61.4       $ 33.2
Combination net deposits plus minimum return, highest
     specified anniversary account value minus
     withdrawals post-anniversary
      GMIB                                       0-6%         $ 98.8       $ 62.1                        6.2 years
      GMWB - For life                            0-5%         $228.7       $117.7

DECEMBER 31, 2007
                                                                                        Weighted        Period until
                                                 Minimum      Account     Net Amount    Average         Expected
                                                 Return        Value        at Risk     Attained Age    Annuitization
                                               ------------  ----------- ------------  -------------    -------------
Return of net deposits plus a minimum return
      GMDB                                        0-5%        $ 879.8      $  5.0        62.6 years
      GMWB - Premium only                         0-5%        $ 375.4      $  0.7
      GMWB - For life                             0-5%        $  65.6      $  -
Highest specified anniversary account value
minus withdrawals post-anniversary
      GMDB                                                    $797.8       $ 62.9        63.2 years
      GMWB - Highest anniversary only                         $217.5       $  4.7
      GMWB - For life                                         $ 87.3       $  1.5
Combination net deposits plus minimum return, highest
     specified anniversary account value minus
     withdrawals post-anniversary
      GMIB                                       0-6%         $139.3       $ 4.7                        6.7 years
      GMWB - For life                            0-5%         $194.8       $ 4.9

6.   CERTAIN  NONTRADITIONAL   LONG-DURATION   CONTRACTS  AND  VARIABLE  ANNUITY
     GUARANTEES (CONTINUED)

     Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

                                                  DECEMBER 31,
                                        ----------------------------
                                        ----------------------------
     FUND TYPE:                             2008           2007
                                        -------------  -------------
                                        -------------  -------------
     Equity                                 $  971.2     $  1,486.9
     Bond
                                               100.3           98.1
     Balanced
                                                55.1           69.2
     Money market
                                                34.3           23.7
                                        -------------  -------------
                                        -------------  -------------
     Total                                 $ 1,160.9     $  1,677.9
                                        =============  =============
                                        =============  =============

     GMDB liabilities, before reinsurance, reflected in the general account are as follows (in millions):
                                                   2008      2007      2006
                                                   --------- --------- ---------
      Balance at January 1                            $ 1.5     $ 0.8     $ 0.4
      Incurred guaranteed benefits                     12.3       1.3       1.8
      Paid guaranteed benefits                         (3.0)     (0.6)     (1.4)
                                                   --------- --------- ---------
      Balance at December 31                         $ 10.8     $ 1.5     $ 0.8
                                                   ========= ========= =========
      Balance at December 31, net of reinsurance     $ 10.8     $ 1.5     $ 0.8
                                                   ========= ========= =========

     The GMDB liability is determined at each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In 2007, the Company lowered lapse rate assumptions for policies with deep in-the-money GMDB benefits.

     The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2008 and 2007 (except where noted):

     1)   Use of a series of deterministic investment performance scenarios.

     2) Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.

     3)   Mortality equal to 80.0% of the Annuity 2000 table.

     4) Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.75% to 49.0%, with an average of 7.0% during the surrender charge period and 11.0% thereafter at December 31, 2008 and from 0.75% to 50.0%, with an average of 6.0% during the surrender charge period and 11.0% thereafter at December 31, 2007.

     5)   Discount rate of 8.4%.

     Most GMWB reserves are considered to be derivatives under FAS 133 and are recognized at fair value, with the change in fair value included in change in reserves. The fair value of these liabilities is determined using stochastic modeling and inputs as further described in note 3. The GMWB reserve totaled $72.6 million at December 31, 2008 and was included in reserves for future policy benefits. In 2007, the GMWB reserve was a negative reserve included in other assets of $0.1 million at December 31, 2007.

     Jackson/NY has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for these lifetime benefits are calculated as required by SOP 03-1. At December 31, 2008 and 2007, these SOP 03-1 reserves totaled $2.4 million and $0.5 million, respectively.

6.   CERTAIN  NONTRADITIONAL   LONG-DURATION   CONTRACTS  AND  VARIABLE  ANNUITY
     GUARANTEES (CONTINUED)

     The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating the direct GMIB liability at December 31, 2008 and 2007, are consistent with those used for calculating the GMDB liability. GMIB SOP 03-1 reserves totaled $0.3 million at December 31, 2008 and were minimal at December 31, 2007.

7.   REINSURANCE

     The Company cedes reinsurance to unaffiliated insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $500 thousand. Amounts not retained are ceded to other companies on either a yearly renewable-term or a coinsurance basis.

     With the approval of the Insurance Commissioner of New York, Jackson/NY cedes 90% of the guaranteed minimum withdrawal benefit associated with variable annuities to its Parent. This agreement, which was entered into during 2008, resulted in an initial gain to Jackson/NY of $939 thousand, which was deferred and included in other liabilities in the accompanying balance sheet. Premiums ceded for guaranteed minimum withdrawal benefits included $47.1 million to Jackson in 2008.

     The effect of reinsurance on premiums was as follows (in thousands):

                                           YEARS ENDED DECEMBER 31,
                                 2008              2007              2006
--------------------------------------------------------------------------------
Direct premiums              $    695        $   714                $  723
Less reinsurance ceded:
Life                             (573)          (583)                 (636)
Guaranteed annuity benefits   (47,928)          (781)                 (667)
Net premiums                 $(47,806)       $  (650)   $             (580)
----------------------------================--================--================
----------------------------================--================--================

     Components of the reinsurance recoverable asset were as follows (in thousands):

                                                   DECEMBER 31,
                                              2008              2007
-----------------------------------------------------------------------------
Ceded reserves                             $ 84,278            $   874
Ceded claims liability                           90                135
Ceded other                                     307                  5
Total                                      $ 84,675            $ 1,014
-----------------------------------------================--===================
-----------------------------------------================--===================

     Reserves reinsured to Jackson totaled $67.5 million at December 31, 2008.

8.   FEDERAL INCOME TAXES

     The components of the provision for federal income taxes were as follows (in thousands):

                                             YEARS ENDED DECEMBER 31,
                                    2008              2007              2006
                               -------------  ----------------  ----------------
                               -------------  ----------------  ----------------
Current tax expense (benefit)  $ (102,979)         $ 3,834             $ 5,291
Deferred tax expense               27,419            3,808               5,018
                               ----------------  ----------------  -------------
Income tax expense (benefit)   $  (75,560)         $ 7,642             $10,309
                               ================  ================  =============
                               ================  ================  =============

     The Company recognizes interest and penalties, if any, accrued related to unrecognized tax benefits as a component of tax expense.

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 2008, 2007 and 2006. During 2008, a difference arose related to the ceding commission on reinsurance ceded to Jackson, which was categorized as a capital contribution for statutory reporting purposes. As this difference will not reverse through the income statement, it has been included as a permanent difference in the table below. These differences from the tax at the statutory rate are summarized as follows (in thousands):

                                                     YEARS ENDED DECEMBER 31,
                                           2008              2007              2006
                                      ----------------  ----------------  ----------------
                                      ----------------  ----------------  ----------------
Income taxes at statutory rate         $ (14,074)        $ 10,756           $  10,939
Dividends received deduction              (2,021)          (2,828)               (630)
Ceding commission                        (68,075)               -                   -
Deferred tax valuation allowance           8,400                -                   -
Other                                        210             (286)                  -
                                      ----------------  ----------------  ----------------
                                      ----------------  ----------------  ----------------
Provision for federal income taxes     $(75,560)         $  7,642           $  10,309
                                      ================  ================  ================
                                      ================  ================  ================
Effective tax rate                       187.9%             24.9%              33.0%
                                      ================  ================  ================
                                      ================  ================  ================

     Federal income taxes of $0.1 million, $1.6 million and $4.0 million were paid to Jackson in 2008, 2007 and 2006, respectively. 7.

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
     (A WHOLLY OWNED SUBSIDIARY OF JACKSON NATIONAL LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008
--------------------------------------------------------------------------------

8.   FEDERAL INCOME TAXES (CONTINUED)

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows (in thousands):

                                                                                DECEMBER 31,
                                                                           2008              2007
                                                                      ---------------   ----------------
                                                                      ---------------   ----------------
GROSS DEFERRED TAX ASSET
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items                                 $   14,531         $   36,027
Other-than-temporary impairments and other investment related items           11,576                109
Net unrealized losses on available for sale securities                        49,148              3,038
Other, net                                                                       778                844
                                                                      ---------------   ----------------
                                                                      ---------------   ----------------
Total gross deferred tax asset                                                76,033             40,018
                                                                      ---------------   ----------------
                                                                      ---------------   ----------------
Valuation allowance                                                           (8,587)                  -
                                                                      ---------------   ----------------
                                                                      ---------------   ----------------
Gross deferred tax asset, net of valuation allowance                          67,446             40,018
                                                                      ---------------   ----------------
                                                                      ---------------   ----------------

GROSS DEFERRED TAX LIABILITY
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements                              (88,865)           (52,663)
                                                                      ---------------   ----------------
                                                                      ---------------   ----------------
Total gross deferred tax liability                                            (88,865)           (52,663)
                                                                      ---------------   ----------------
                                                                      ---------------   ----------------

NET DEFERRED TAX LIABILITY                                               $   (21,419)        $  (12,645)
                                                                      ===============   ================
                                                                      ===============   ================

     During 2008, Jackson/NY recorded a valuation allowance (included in deferred tax expense) of $8.4 million against the deferred tax assets associated with realized losses where management no longer believes that it is more likely than not that the full tax benefit of the losses will be realized. Jackson/NY also recorded a valuation allowance against the deferred tax assets associated with certain equity securities in an unrealized loss position for which recovery in value cannot be anticipated. This valuation allowance, which was recorded in other comprehensive income, totaled $187 thousand. Management will monitor these assets and, if the circumstances which required the establishment of this allowance reverse in the future, the valuation allowance may be reduced or eliminated.

     Realization of Jackson's deferred tax assets is dependent on generating sufficient taxable income. Although realization is not assured, management believes that it is more likely than not that the results of future operations and investment activity will generate sufficient taxable income to realize the remaining gross deferred tax asset.

     At December 31, 2008, the Company had no federal tax capital loss carryforwards available for future use.

     In August 2007, the Internal Revenue Service ("IRS") issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61. Revenue Ruling 2007-61 also announced the Treasury Department's and the IRS' intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. The Company recognized an income tax benefit related to the separate account DRD of $1.8 million, $2.8 million and $0.6 million during 2008, 2007 and 2006, respectively.

     During 2008, Jackson/NY established a reserve for an unrecognized tax benefit as required by the provisions of FIN 48. The following table summarizes the changes in the Company's unrecognized tax benefits, including interest, for the year ended December 31, 2008 (in thousands). There were no unrecognized tax benefits at December 31, 2007.

Unrecognized tax benefit at December 31, 2007                $    -

Additions for tax positions identified in 2008                1,637

Reduction of tax positions of closed prior years              (368)
                                                        ------------
Unrecognized tax benefit at December 31, 2008              $  1,269
                                                        ============


     The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. The total amount of unrecognized benefits, if recognized, that would affect the effective tax rate at December 31, 2008 is approximately $1.3 million.

     Interest totaling $0.2 million related to these unrecognized tax benefits has been included in income tax expense in the consolidated income statement. The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2008, 2007 or 2006.

     Using the information available as of December 31, 2008, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease. In general, the Company is no longer subject to United States federal, state or local income tax examinations by taxing authorities for tax years that began before 2005.

9.   CONTINGENCIES

     Management believes that the Company is not involved in litigation that would have a material adverse affect on the Company's financial condition or results of operations.

10.  STOCKHOLDER'S EQUITY

     The declaration of dividends which can be paid by the Company is regulated by New York insurance law. The Company must file a notice of its intention to declare a dividend and the amount thereof with the superintendent at least thirty days in advance of any proposed dividend declaration. No dividends were paid to Jackson in 2008, 2007 or 2006. Jackson made a capital contribution of $40.0 million to Jackson/NY in 2008.

     Statutory capital and surplus of the Company, as reported in its Annual Statement, was $94.7 million and $132.1 million at December 31, 2008 and 2007, respectively. Statutory net income (loss) of the Company, as reported in its Annual Statement, was $(309.4) million, $(4.1) million and $3.4 million in 2008, 2007 and 2006, respectively.

11.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and ultimately a wholly owned subsidiary of Prudential. The Company paid $487 thousand, $489 thousand and $517 thousand to PPM for investment advisory services during 2008, 2007 and 2006, respectively.

     The Company has an administrative services agreement with Jackson, under which Jackson provides certain administrative services. Administrative fees were $4.2 million, $6.5 million and $4.2 million in 2008, 2007 and 2006, respectively.

12.  BENEFIT PLANS

     The Company participates in a defined contribution retirement plan covering substantially all employees, sponsored by its Parent. To be eligible to participate in the Company's contribution, an employee must have attained the age of 21, have completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employees must be employed on the applicable January 1 or July 1 entry date. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches up to 6 percent of a participant's elective contribution to the plan during the year. The Company's expense related to this plan was $157 thousand, $150 thousand and $100 thousand in 2008, 2007 and 2006, respectively.

     The Company participates in a non-qualified voluntary deferred compensation plan for certain employees, sponsored by its Parent. Additionally, the Company sponsors a non-qualified voluntary deferred compensation plan for certain agents, with the assets retained by Jackson under an administrative services agreement. At December 31, 2008 and 2007, Jackson's liability for the Company's portion of such plans totaled $1.9 million and $2.3 million, respectively. Jackson invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. There was no expense related to these plans in 2008, 2007 or 2006.

                                     PART C

                                OTHER INFORMATION

ITEM 26.  EXHIBITS

(a) Resolution of Board of Directors of Jackson National Life Insurance Company of New York authorizing the establishment of JNLNY Separate Account IV, incorporated by reference to Registrant's Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

(b)  Not applicable.

(c) (1) Distribution Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (2)  Form of Selling  Agreement,  incorporated by reference to Registrant's
          Registration   Statement  on  Form  N-6  (File  Nos.   333-108433  and
          811-09933) as filed on October 17, 2003.

(d) (1) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to Registrant's Registration Statement on Form N-6
          (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (2)  Form  of  Child   Insurance   Rider,   incorporated  by  reference  to
          Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (3) Form of Guaranteed Minimum Death Benefit Rider, incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (4)  Form of Other Insured Term Insurance Rider,  incorporated by reference
          to  Registrant's   Registration  Statement  on  Form  N-6  (File  Nos.
          333-108433 and 811-09933) as filed on October 17, 2003.

     (5)  Form of Waiver of Monthly Deductions Rider,  incorporated by reference
          to  Registrant's   Registration  Statement  on  Form  N-6  (File  Nos.
          333-108433 and 811-09933) as filed on October 17, 2003.

     (6) Form of Waiver of Specified Premium, incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (7) Form of Terminal Illness Benefit Rider, incorporated by reference to Registrant's Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on October 17, 2003.

     (8) Form of Loan Endorsement, incorporated by reference to Registrant's Post-Effective Amendment No. 3 (File Nos. 333-109762 and 811-10463) as filed on October 27, 2004.

(e)  (1)  Specimen  Application,   incorporated  by  reference  to  Registrant's
          Registration   Statement  on  Form  N-6  (File  Nos.   333-108433  and
          811-09933) as filed on October 17, 2003.

     (2)  Specimen  Supplemental  Application,   incorporated  by  reference  to
          Registrant's Post-Effective Amendment No. 3 (File Nos. 333-109762 and 811-10463) as filed on October 27, 2004.

(f) (1) Declaration and Charter of First Jackson National Life Insurance Company, incorporated by reference to Registrant's Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

     (2) Certificate of Amendment of Charter of First Jackson National Life Insurance Company, incorporated by reference to Registrant's Registration Statement on Form S-6 (File Nos. 333-67902 and 811-10463) as filed on or about August 8, 2001.

     (3) Bylaws of First Jackson National Life Insurance Company, incorporated by reference to Registrant's Registration Statement on Form N-4 (File Nos. 333-86933 and 811-09577) as filed on September 10, 1999.

(g) (1) Reinsurance Agreement between Jackson National Life Insurance Company of New York and RGA Reinsurance Company, incorporated by reference to Registrant's Post-Effective Amendment No. 6 (File Nos. 333-109762 and 811-10463) as filed on April 28, 2006.

     (2) Reinsurance Agreement between Jackson National Life Insurance Company of New York and Transamerica Financial Life Insurance Company, incorporated by reference to Registrant's Post-Effective Amendment No. 6 (File Nos. 333-109762 and 811-10463) as filed on April 28, 2006.

     (3) Reinsurance Agreement between Jackson National Life Insurance Company of New York and Security Life of Denver Insurance Company, incorporated by reference to Registrant's Post-Effective Amendment No. 6 (File Nos. 333-109762 and 811-10463) as filed on April 28, 2006.

(h)  Not applicable.

(i)  Not applicable.

(j)  Not applicable.

(k)  Legal Opinion and Consent of Counsel, attached hereto.

(l) (1) Actuarial Opinion, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on December 30, 2003 (File Nos. 333-86933 and 811-09577).

(l) (2) Actuarial Opinion, incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on March 26, 2008 (File Nos. 333-86933 and 811-09577).

(l)  (3)  Actuarial  Opinion, attached hereto.

(m) (1) Sample Calculations, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on December 30, 2003 (File Nos. 333-86933 and 811-09577).

(m) (2) Sample Calculations, incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed on April 27, 2007 (File Nos. 333-86933 and 811-09577).

(m) (3) Sample Calculations, incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on March 26, 2008 (File Nos. 333-86933 and 811-09577).

(n)  Consent of Independent Registered Public Accounting Firm, attached hereto.

(o)  Not applicable.

(p)  Not applicable.

(q) Redeemability Exemption, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on December 30, 2003 (File Nos. 333-86933 and 811-09577).

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address       Positions and Offices with Depositor

Donald B. Henderson, Jr.                  Director
4A Rivermere Apartments
Bronxville, NY 10708

David L. Porteous                         Director
20434 Crestview Drive
Reed City, MI 49777

Donald T. DeCarlo                         Director
200 Manor Road
Douglaston, New York 11363

Gary H. Torgow                            Director
220 West Congress
Detroit, MI 48226-3213

John C. Colpean                           Director
1640 Haslett Road, Suite 160
Haslett, MI 48840

Richard D. Ash                            Vice President, Actuary & Appointed
1 Corporate Way                           Actuary
Lansing, MI 48951

John B. Banez                             Vice President
1 Corporate Way
Lansing, MI 48951

James P. Binder                           Senior Vice President & Treasurer
1 Corporate Way
Lansing, MI 48951

John H. Brown                             Vice President & Director
1 Corporate Way
Lansing, MI 48951

Joseph Mark Clark                         Vice President
1 Corporate Way
Lansing, MI 48951

Marianne Clone                            Vice President & Director
1 Corporate Way
Lansing, MI 48951

James B. Croom                            Vice President & Deputy General
1 Corporate Way                           Counsel
Lansing, MI 48951

George D. Daggett                         Illustration Officer
7601 Technology Way
Denver, CO 80237

Lisa C. Drake                             Senior Vice President - Chief Actuary
1 Corporate Way
Lansing, MI 48951

Phillip Brian Eaves                       Vice President
1 Corporate Way
Lansing, MI 48951

Robert A. Fritts                          Senior Vice President & Controller
1 Corporate Way
Lansing, MI 48951

James D. Garrison                         Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley                          Vice President, Assistant Secretary &
1 Corporate Way                           Director
Lansing, MI 48951

Clifford S. Hale, M.D.                    Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Hanson                           Vice President
1 Corporate Way
Lansing, MI 48951

Andrew B. Hopping                         Executive Vice President, Chief
1 Corporate Way                           Financial Officer, Chairman of the
Lansing, MI 48951                         Board, & Director

Stephen A. Hrapkiewicz, Jr.               Senior Vice President
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                          Executive Vice President & Chief
7601 Technology Way                       Distribution Officer
Denver, CO 80237

Everett W. Kunzelman                      Vice President
1 Corporate Way
Lansing, MI 48951

Clark P. Manning, Jr.                     President & Chief Executive Officer
1 Corporate Way
Lansing, MI 48951

Herbert G. May III                        Chief Administrative Officer &
275 Grove St Building 2                   Director
4th floor
Auburndale, MA 02466

Thomas J. Meyer                           Senior Vice President, General
1 Corporate Way                           Counsel, Secretary & Director
Lansing, MI 48951

Keith R. Moore                            Vice President
1 Corporate Way
Lansing, MI 48951

P. Chad Myers                             Senior Vice President
1 Corporate Way
Lansing, MI 48951

J. George Napoles                         Executive Vice President & Chief
1 Corporate Way                           Information Officer
Lansing, MI 48951

Mark D. Nerud                             Vice President
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Timothy J. Padot                          Vice President
1 Corporate Way
Lansing, MI 48951

Russell E. Peck                           Vice President & Director
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn                        Vice President
1 Corporate Way
Lansing, MI 48951

Greg B. Salsbury                          Vice President & Director
7601 Technology Way
Denver, CO 80237

William R. Schulz                         Vice President
1 Corporate Way
Lansing, MI 48951

Kathleen M. Smith                         Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha                            Executive Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang                         Vice President
1 Corporate Way
Lansing, MI 48951

Robert M. Tucker, Jr.                     Vice President
1 Corporate Way
Lansing, MI 48951

Eamon J. Twomey                           Vice President
1 Corporate Way
Lansing, MI 48951

Michael A. Wells                          Chief Operating Officer
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Company             State of Organization           Control/Ownership         Business Principal

Alcona Funding LLC           Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Berrien Funding LLC          Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Brooke GP                    Delaware                   99% Brooke (Holdco 1)      Holding Company
                                                        Inc.                       Activities

                                                        1% Brooke (Holdco 2)
                                                        Inc.

Brooke LLC                   Delaware                   77% Prudential (US         Holding Company
                                                        Holdco 2) Limited          Activities

                                                        23% Brooke (Jersey)
                                                        Limited

Brooke (Holdco 1) Inc.       Delaware                   100% Prudential (US        Holding Company
                                                        Holdco 3) BV               Activities

Brooke (Holdco 2) Inc.       Delaware                   100% Brooke (Holdco 1)     Holding Company
                                                        Inc.                       Activities

Brooke Holdings LLC          Delaware                   100% Nicole Finance        Holding Company
                                                        Inc.                       Activities

Brooke Holdings (UK)         United Kingdom             100% Brooke GP             Holding Company
Limited                                                                            Activities

Brooke Investment, Inc.      Delaware                   100% Brooke Holdings       Investment Related
                                                        LLC                        Company

Brooke Life Insurance        Michigan                   100% Brooke Holdings       Life Insurance
Company                                                 LLC

Brooke (Jersey) Limited      United Kingdom             100% Prudential (US        Holding Company
                                                        Holdco 2) Limited          Activities

Calhoun Funding LLC          Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Curian Capital, LLC          Michigan                   100% Jackson National      Registered Investment
                                                        Life Insurance Company     Advisor

Curian Clearing LLC          Michigan                   100% Jackson National      Broker/Dealer
(formerly, BH Clearing                                  Life Insurance Company
LLC)

GCI Holding Corporation      Delaware                   75.8% Jackson National     Holding Company/
                                                        Life Insurance Company     Jackson Investment

Hermitage Management, LLC    Michigan                   100% Jackson National      Advertising Agency
                                                        Life Insurance Company

Holborn Delaware LLC         Delaware                   100% Prudential Four       Holding Company
                                                        Limited                    Activities

Horizon Capital   Delaware                              35.8% Jackson National     Jackson Investment
Partners I, L.P.                                        Life Insurance Company

IFC Holdings, Inc.           Delaware                   100% National Planning     Broker/Dealer and
d/b/a INVEST Financial                                  Holdings Inc.              Investment Adviser
Corporation

Investment Centers of        North Dakota               100% IFC Holdings, Inc.    Broker/Dealer and
America, Inc.                                                                      Investment Adviser

JNL Investors Series Trust   Massachusetts              100% Jackson National      Investment Company
                                                        Life Insurance Company

Jackson Investment           Michigan                   100% Brooke Holdings       Investment Adviser
Management LLC                                          LLC

Jackson National Asset       Michigan                   100% Jackson National      Investment Adviser and
Management, LLC                                         Life Insurance Company     Transfer Agent

Jackson National Life        Bermuda                    100% Jackson National      Life Insurance
(Bermuda) Ltd.                                          Life Insurance Company

Jackson National Life        Delaware                   100% Jackson National      Advertising/Marketing
Distributors LLC                                        Life Insurance Company     Corporation and
                                                                                   Broker/Dealer

Jackson National Life        New York                   100% Jackson National      Life Insurance
Insurance Company                                       Life Insurance Company
of New York

JNLI LLC                     Delaware                   100% Jackson National      Tuscany Notes
                                                        Life Insurance Company

JNL Series Trust             Massachusetts              Common Law Trust with      Investment Company
                                                        contractual association
                                                        with Jackson National
                                                        Life Insurance Company
                                                        of New York

JNL Southeast Agency LLC     Michigan                   100% Jackson National      Insurance Agency
                                                        Life Insurance Company

JNL Variable Fund LLC        Delaware                   100% Jackson National      Investment Company
                                                        Separate Account - I

JNLNY Variable Fund I LLC    Delaware                   100% JNLNY Separate        Investment Company
                                                        Account I

Mercantile Capital           Delaware                   37.7% Jackson National     Jackson Investment
Partners I, L.P.                                        Life Insurance Company

Mercantile Equity I          Delaware                   99% Jackson National       Jackson Investment
LP (B)                                                  Life Insurance Company

Mercantile Equity III        Delaware                   99% Jackson National       Jackson Investment
LP (B)                                                  Life Insurance Company

National Planning            Delaware                   100% National Planning     Broker/Dealer and
Corporation                                             Holdings, Inc.             Investment Adviser

National Planning            Delaware                   100% Brooke Holdings       Holding Company
Holdings, Inc.                                          LLC                        Activities

Nicole Finance Inc.          Delaware                   100% Brooke GP             Holding Company
                                                                                   Activities

PGDS (US One) LLC            Delaware                   100% Jackson National      Holding Company
                                                        Life Insurance Company     Activities

PGDS (US Two) LLC            Delaware                   100% PGDS (US One) LLC     Holding Company
                                                                                   Activities

Piedmont CDO Trust           Delaware                   100% Piedmont Funding LLC  Investment Company
                                                                                   (Piedmont Notes)

Piedmont Funding LLC         Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

PPM America Private          Delaware                   50% Jackson National       Jackson Investment
Equity Fund LP                                          Life Insurance Company

PPM America Private          Delaware                   50% Jackson National       Jackson Investment
Equity Fund II, LP                                      Life Insurance Company

PPM America Private          Delaware                   50% Jackson National       Jackson Investment
Equity Fund III, LP                                     Life Insurance Company

PPM Holdings, Inc.           Delaware                   100% Brooke Holdings       Holding Company
                                                        LLC                        Activities

Prudential plc               United Kingdom             Publicly Traded            Financial Institution

Prudential Corporation       United Kingdom             100% Prudential Holdings   Holding Company
Holdings, Limited                                       Limited                    Activities

Prudential Holdings          Scotland                   100% Prudential plc        Holding Company
Limited                                                                            Activities

Prudential Four Limited      United Kingdom             98% Prudential             Holding Company
                                                        Corporation Holdings,      Activities
                                                        Limited

                                                        2% Prudential plc

Prudential                   Netherlands                100% Prudential (US        Holding Company
(US Holdco 1) BV                                        Holdco 1) Limited          Activities

Prudential                   Netherlands                100% Prudential (US        Holding Company
(US Holdco 2) BV                                        Holdco 1) BV               Activities

Prudential                   Netherlands                100% Prudential (US        Holding Company
(US Holdco 3) BV                                        Holdco 2) BV               Activities

Prudential                   United Kingdom             76.72% Brooke LLC          Holding Company
(US Holdco 1) Limited                                                              Activities
                                                        23.28% Prudential Four
                                                        Limited

Prudential                   Gibraltar                  100% Holborn Delaware      Holding Company
(US Holdco 2) Limited                                   LLC                        Activities

SII Investments, Inc.        Wisconsin                  100% National Planning     Broker/Dealer and
                                                        Holdings, Inc.             Investment Adviser

Squire Reassurance           Michigan                   100% Jackson National      Special Purpose
Company LLC                                             Life Insurance             Financial Captive
                                                        Company                    Insurance Company

Squire Capital I LLC         Michigan                   100% Jackson National      Investment Related
                                                        Life Insurance             Company
                                                        Company

Squire Capital II LLC        Michigan                   100% Jackson National      Investment Related
                                                        Life Insurance             Company
                                                        Company

The Holliston Mills          Delaware                   100% GCI Holding           Jackson Investment
                                                        Corporation

Wynnefield Equity I, LP      Pennsylvania               99% Jackson National       Jackson Investment
                                                        Life Insurance Company


ITEM 29. INDEMNIFICATION

Provision is made in the Company's By-Laws for indemnification by the Company of any person made or threatened to be made a party to an action or proceeding, whether civil or criminal by reason of the fact that he or she is or was a director, officer or employee of the Company or then serves or has served any other corporation in any capacity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Jackson National Life Distributors LLC acts as general distributor for the JNLNY Separate Account IV. Jackson National Life Distributors LLC also acts as general distributor for JNLNY Separate Account I, JNLNY Separate Account II, JNL Series Trust and JNLNY Variable Fund I LLC.

(b)


(1) Name and Principal          (2) Positions and Offices with Depositor
Business Address

Michael A. Wells                 Manager
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Andrew B. Hopping                Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                 Manager, President and Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Stephen M. Ash                   Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach                   Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain                     Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker                       Assistant Vice President
7601 Technology Way
Denver, CO 80237

Lawrence Barredo                 Assistant Vice President
7601 Technology Way
Denver, CO 80237

Mercedes Biretto                 Vice President
7601 Technology Way
Denver, CO 80237

Janice Blanchard                 Vice President
7601 Technology Way
Denver, CO 80237

James Bossert                    Senior Vice President
7601 Technology Way
Denver, CO 80237

Amy Bozic                        Regional Vice President
7601 Technology Way
Denver, CO 80237

J. Edward Branstetter, Jr.       Assistant Vice President
7601 Technology Way
Denver, CO 80237

(Christian) Alex Bremer          Assistant Vice President
7601 Technology Way
Denver, CO 80237

Kristina Brendlinger             Assistant Vice President
7601 Technology Way
Denver, CO 80237

William Britt                    Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen                      Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Greg Cicotte                     Executive Vice President,
7601 Technology Way              National Sales Manager
Denver, CO 80237

Maura Collins                    Vice President
7601 Technology Way
Denver, CO 80237

Christopher Cord                 Assistant Vice President
7601 Technology Way
Denver, CO 80237

George Daggett                   Assistant Vice President
7601 Technology Way
Denver, CO 80237

Carl Donahue                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald                  Senior Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley                 Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez                       Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant                      Senior Vice President
7601 Technology Way
Denver, CO 80237

Rupert T. Hall, Jr.              Regional Vice President
7601 Technology Way
Denver, CO 80237

Jason T. Heinhorst               Assistant Vice President
7601 Technology Way
Denver, CO 80237

Bonnie Howe                      Vice President and Deputy General Counsel
7601 Technology Way
Denver, CO 80237

Thomas Hurley                    Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones                       Vice President
7601 Technology Way
Denver, CO 80237

Steve Johnson                    Regional Vice President
7601 Technology Way
Denver, CO 80237

Georgette Kraag                  Regional Vice President
7601 Technology Way
Denver, CO 80237

Steve Kluever                    Senior Vice President
7601 Technology Way
Denver, CO 80237

John Koehler                     Vice President
7601 Technology Way
Denver, CO 80237

Brian Lane                       Vice President
7601 Technology Way
Denver, CO 80237

James Livingston                 Executive Vice President
7601 Technology Way
Denver, CO 80237

Barbara Logsdon                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli                    Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle                   Vice President
7601 Technology Way
Denver, CO 80237

Tamu McCreary                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Brooke Meyer                     Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer                  Manger and Secretary
1 Corporate Way
Lansing, MI 48951

Megan Meyers                     Regional Vice President
7601 Technology Way
Denver, CO 80237

Jack Mishler                     Senior Vice President
7601 Technology Way
Denver, CO 80237

Diane Montana                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Kenneth Naes                     Vice President
7601 Technology Way
Denver, CO 80237

Tony Natale                      Assistant Vice President
38705 Seven Mile Road,
Suite 251
Livonia, MI 48152-1058

Steve Papa                       Regional Vice President
7601 Technology Way
Denver, CO 80237

Eric Palumbo                     Vice President
7601 Technology Way
Denver, CO 80237

Allison Pearson                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Rafferty                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Justin Rafferty                  Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed                      Vice President
7601 Technology Way
Denver, CO 80237

Traci Reiter                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury              Executive Vice President
7601 Technology Way
Denver, CO 80237

Sharon Santella                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Marilynn Scherer                 Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield               Vice President
7601 Technology Way
Denver, CO 80237

Jennifer (Seamount) Miller       Vice President
7601 Technology Way
Denver, CO 80237

David Sprague                    Senior Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky              Senior Vice President
7601 Technology Way
Denver, CO 80237

David Stebenne                   Regional Vice President
7601 Technology Way
Denver, CO 80237

Brian Sward                      Assistant Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Doug Townsend                    Vice President and Controller and FinOp
7601 Technology Way
Denver, CO 80237

C. Ray Trueblood                 Vice President
7601 Technology Way
Denver, CO 80237

Stephanie Valentine              Assistant Vice President
7601 Technology Way
Denver, CO 80237

Asa Wood                         Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright                    Vice President and Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright                      Vice President
7601 Technology Way
Denver, CO 80237

Matthew Yellott                  Assistant Vice President
7601 Technology Way
Denver, CO 80237


(c)


                        Compensation on Events Occasioning
Name of Principal       the Deduction of a Deferred Sales      Brokerage           Other
Underwriter             Load                                   Commissions         Compensation
----------------------- -------------------------------------- ------------------- -------------------------

Jackson National Life   Not Applicable                         Not Applicable      Not Applicable
Distributors LLC

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

               Jackson National Life Insurance Company of New York 2900 Westchester Avenue
               Purchase, NY 10577

               Jackson National Life Insurance Company of New York Institutional Marketing Group Service Center
               1 Corporate Way
               Lansing, MI 48951

               Jackson National Life Insurance Company of New York Annuity Service Center
               7601 Technology Way
               Denver, CO 80237

               Jackson National Life Insurance Company of New York 225 West Wacker Drive, Suite 1200
               Chicago, IL  60606

ITEM 32. MANAGEMENT SERVICES

Not Applicable

ITEM 33. FEE REPRESENTATION

Jackson National Life Insurance Company of New York represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company of New York.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment and has caused this post-effective amendment to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 2nd day of April, 2009.

JNLNY Separate Account IV
(Registrant)

Jackson National Life Insurance Company of New York

By:  THOMAS J. MEYER
     Thomas J. Meyer
     Senior Vice President, General Counsel,
     Secretary and Director

Jackson National Life Insurance Company of New York
(Depositor)

By:  THOMAS J. MEYER
     Thomas J. Meyer
     Senior Vice President, General Counsel,
     Secretary and Director

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*THOMAS J. MEYER                                                April 2, 2009
Clark P. Manning, Jr.                                           Date
President and Chief Executive Officer

*THOMAS J. MEYER                                                April 2, 2009
Andrew B. Hopping,                                              Date
Executive Vice President, Chief Financial Officer and Director

*THOMAS J. MEYER                                                April 2, 2009
Herbert G. May III                                              Date
Chief Administrative Officer and Director

*THOMAS J. MEYER                                                April 2, 2009
Thomas J. Meyer                                                 Date
Senior Vice President, General Counsel, Secretary and Director

*THOMAS J. MEYER                                                April 2, 2009
John H. Brown                                                   Date
Vice President and Director

*THOMAS J. MEYER                                                April 2, 2009
Marianne Clone                                                  Date
Vice President and Director

*THOMAS J. MEYER                                                April 2, 2009
Julia A. Goatley                                                Date
Vice President; Senior Counsel; Assistant
Secretary; Chief Compliance Officer, Separate
Accounts; Chief Risk Officer and Director

*THOMAS J. MEYER                                                April 2, 2009
Russell E. Peck                                                 Date
Vice President and Director

*THOMAS J. MEYER                                                April 2, 2009
Gregory B. Salsbury                                             Date
Vice President and Director

*THOMAS J. MEYER                                                April 2, 2009
Donald B. Henderson, Jr.                                        Date
Director

*THOMAS J. MEYER                                                April 2, 2009
David C. Porteous                                               Date
Director

*THOMAS J. MEYER                                                April 2, 2009
Donald T. DeCarlo                                               Date
Director

*THOMAS J. MEYER                                                April 2, 2009
Gary A. Torgow                                                  Date
Director

*THOMAS J. MEYER                                                April 2, 2009
John C. Colpean                                                 Date
Director

* Thomas J. Meyer, Senior Vice President,
Secretary, General Counsel, Director and Attorney-in-Fact

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (the Depositor), a New York corporation, hereby appoint Clark P. Manning, Jr., Andrew
B. Hopping, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee and Anthony L. Dowling (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns JNLNY Separate Account I (333-37175, 333-48822, 333-70384, 333-81266, 333-118370,
333-119659 and  333-137485),  JNLNY Separate  Account II (333-86933),  and JNLNY
Separate Account IV (333-109762 and 333-118132), as well as any future separate accounts the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 2nd day of January, 2009.

CLARK P. MANNING
Clark P. Manning, Jr.
President and Chief Executive Officer

ANDREW B. HOPPING
Andrew B. Hopping
Executive Vice President, Chief Financial Officer and Director

HERBERT G. MAY
Herbert G. May III
Chief Administrative Officer and Director

THOMAS J. MEYER
Thomas J. Meyer
Senior Vice President, General Counsel and Director

JOHN H. BROWN
John H. Brown
Vice President and Director

MARIANNE CLONE
Marianne Clone
Vice President and Director

JULIA A. GOATLEY
Julia A. Goatley
Vice President, Senior Counsel, Assistant Secretary and Director

RUSSELL E. PECK
Russell E. Peck
Vice President and Director

GREGORY B. SALSBURY
Gregory B. Salsbury
Vice President and Director

DONALD B. HENDERSON
Donald B. Henderson, Jr.
Director

DAVID L. PORTEOUS
David L. Porteous
Director

DONALD T. DECARLO
Donald T. DeCarlo
Director

GARY H. TORGOW
Gary H. Torgow
Director

JOHN C. COLPEAN
John C. Colpean
Director







                                  EXHIBIT LIST

Exhibit No.     Description

(l)  (3)  Actuarial  Opinion, attached hereto as Ex-l.3.


k.   Opinion and Consent of Counsel, attached hereto as EX-k.

n. Consent of Independent Registered Public Accounting Firm, attached hereto as EX-n.